Registration Nos. 333-235450/811-23494

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 41	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 41	☒

T. Rowe Price Exchange-Traded Funds, Inc.

Exact Name of Registrant as Specified in Charter

1307 Point Street, Baltimore, Maryland 21231
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

1307 Point Street, Baltimore, Maryland 21231
Name and Address of Agent for Service

Approximate Date of Proposed Public Offering January 1, 2026

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On January 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus March 1, 2026
T. ROWE PRICE
TCHP	Blue Chip Growth ETF

This ETF is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

These additional risks may be even greater in bad or uncertain market conditions.

The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of the ETF, see “Proxy portfolio structure,” “Premium/Discount,” “Trading halt,” and “Authorized Participant.”

Principal U.S. Listing Exchange: NYSE Arca, Inc. Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY	1

Investment Objective(s)

The fund seeks to provide long-term capital growth. Income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.57%

Other expenses	—

Total annual fund operating expenses	0.57

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$58	$183	$318	$714

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15.8% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of blue chip companies with growth characteristics. For purposes of the fund’s 80% investment policy, the fund considers a company to be a blue chip company if the company’s securities are represented in the S&P 500 Index and the fund considers a company to have growth characteristics if the company’s securities are represented in an appropriate third-party growth-oriented index. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

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The fund primarily invests in common stocks and focuses on blue chip growth companies. Blue chip growth companies are firms that, in the investment adviser’s view, are well established in their industries and have the potential for above-average earnings growth. The fund focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. The fund’s investment approach reflects the belief that solid company fundamentals (with emphasis on the potential for above-average growth) combined with a positive industry outlook may result in a higher stock price. Some of the companies the adviser targets for the fund should have good prospects for dividend growth.

At times, the fund may have a significant portion of its assets invested in the same economic sector, such as the information technology sector.

The fund is an actively-managed, exchange-traded fund (ETF) that does not disclose portfolio holdings daily. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The Proxy Portfolio could be based on a broad-based securities index or the fund’s recently disclosed portfolio holdings. The fund’s Portfolio Overlap is available on the fund’s website daily. The Portfolio Overlap is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for the fund’s calculation of net asset value (NAV) at the end of the prior business day.

The fund is nondiversified, which means it may invest a greater percentage of its assets in a particular issuer than is permissible for a diversified fund.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Proxy portfolio structure: The fund does not disclose portfolio holdings daily. The fund uses a Proxy Portfolio, which is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. The fund may not always effectively construct a Proxy Portfolio that closely tracks the daily performance of the fund’s portfolio holdings. Because the fund uses a Proxy Portfolio, there is a risk that the fund’s shares may trade at a wider bid-ask spread than shares of ETFs that disclose their portfolio holdings daily. This risk is heightened during periods of market disruption and volatility, and, therefore, may cost you more to trade. Although the fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and publicly available information, including intraday net asset value (INAV), to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders. Because the fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares.

SUMMARY	3

Premium/Discount: Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV per share of the fund. These price differences may be greater for this fund compared to ETFs that disclose portfolio holdings daily because it provides different portfolio holdings information to traders. The adviser will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions. Each day, the website provides the fund’s Tracking Error, which means the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day).

Trading halt: It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the listing exchange. If securities representing 10% or more of the fund’s portfolio do not have readily available market quotations, the fund would promptly request the listing exchange to halt trading on the fund. In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. To the extent an Authorized Participant cannot or will not engage in creation and redemption transactions, shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions. During times of market stress, Authorized Participants may be more likely to step away from an ETF that does not disclose holdings daily.

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ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Growth investing: The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Large- and mid-cap stocks: Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by small-cap companies. However, large-cap companies may not be able to attain the high growth rates of successful small-cap companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges. The fund’s share price could fluctuate more than the share price of a fund that invests only in large-cap companies as stocks of mid-cap companies entail greater risk and are usually more volatile than stocks of large-cap companies.

SUMMARY	5

Dividend-paying stocks: The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Sector exposure: Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information technology sector: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Nondiversification: As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

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The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/25	18.80%	Worst Quarter	6/30/22	-24.92%

The following table shows the average annual total returns for the fund. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Russell 3000® Index). In addition, the table may also include one or more indexes that align to the fund’s investment strategy.

SUMMARY	7

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

Average Annual Total Returns
	Periods ended
	December 31, 2025

			Since		Inception
	1 Year	5 Years	inception		date
Blue Chip Growth ETF					08/04/2020
Returns before taxes	18.59%	12.16%	13.61%
Returns after taxes on distributions	18.59	12.16	13.60
Returns after taxes on distributions and sale of fund shares	11.01	9.73	10.98

Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)
	17.15	13.15	15.41	[a]
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)
	18.56	15.32	17.14	[a]
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	17.88	14.42	16.12	[a]
Lipper Large-Cap Growth Funds Index
	17.78	12.71	14.61	[a]

[a]	Return since 8/4/20.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Name	Title	Managed Fund Since	Joined Investment Adviser
Paul Greene	Portfolio Manager and Chair of Investment Advisory Committee	2021	2006

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). All purchases and sales are made pursuant to this prospectus. Please refer to the fund’s website for additional information (troweprice.com).

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Tax Information

Any fund distributions are typically declared and paid in December. A distribution may consist of ordinary dividends, capital gains, and return of capital. Redemptions or sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More About the Fund	2

Management of the FUnd

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 1307 Point Street, Baltimore, Maryland 21231. As of December 31, 2025, T. Rowe Price and its affiliates (Firm) had approximately $1.78 trillion in assets under management.

Portfolio Management

The portfolio manager is primarily responsible for the day-to-day management of the fund’s portfolio. The portfolio manager is Paul Greene. The following information provides the year that the portfolio manager first joined the Firm and the portfolio manager’s specific business experience during the past five years (although the portfolio manager may have had portfolio management responsibilities for a longer period). Mr. Greene has been portfolio manager of the fund since 2021. He joined the Firm in 2006, and his investment experience dates from that time. During the past five years, he has served as a portfolio manager. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

T. Rowe Price has also established an Investment Advisory Committee with respect to the fund. The portfolio manager works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Paul Greene, chair, Ziad Bakri, Shawn Driscoll, Ryan S. Hedrick, Ross MacMillan, Lee Sandquist, James Stillwagon, Ari Weisband, Justin White, and Grant Yuan.

The Management Fee

The fund pays the investment adviser an annual all-inclusive fee based on the fund’s average daily net assets. For the prior fiscal year, the fund’s all-inclusive fee rate was 0.57%. The all-inclusive fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, except for certain expenses. The following expenses are excluded from the annual all-inclusive fee: interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and nonrecurring and extraordinary expenses.

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A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) is contained in Form N-CSR filed with the SEC for the period ended June 30, and made available on the fund’s website at troweprice.com/prospectus.

MORE INFORMATION ABOUT THE FUND’s investment Objective(s), Strategies, and risks

Investment Objective(s)

The fund seeks to provide long-term capital growth. Income is a secondary objective.

The fund’s investment objective(s) constitutes a non-fundamental policy that the Board may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the fund are set forth in the SAI.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of blue chip companies with growth characteristics. Shareholders will receive at least 60 days’ prior notice of a change to the fund’s 80% investment policy. For purposes of the fund’s 80% investment policy, the fund considers a company to be a blue chip company if the company’s securities are represented in the S&P 500 Index and the fund considers a company to have growth characteristics if the company’s securities are represented in an appropriate third-party growth-oriented index. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

The fund primarily invests in common stocks and focuses on blue chip growth companies. Blue chip growth companies are firms that, in the investment adviser’s view, are well established in their industries and have the potential for above-average earnings growth. This investment approach seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. The fund’s strategy reflects the belief that a combination of solid company fundamentals (with emphasis on the potential for above-average growth) and a positive outlook for the overall industry may result in a higher stock price. While the primary emphasis is on a company’s prospects for future growth, the fund will not purchase securities that, in the adviser’s opinion, are overvalued considering the underlying business fundamentals. In the search for substantial capital appreciation, the fund looks for stocks attractively priced relative to their anticipated long-term value.

The adviser generally takes the following into consideration when selecting securities for the fund:

Market positions Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

More About the Fund	11

Management Seasoned management teams with a track record of providing superior financial results are important for a company’s long-term growth prospects. Our analysts will evaluate the depth and breadth of a company’s management experience.

Financial fundamentals Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity notwithstanding, a comparatively low dividend payout ratio. Dividend growth and return of capital through share repurchases are often indicators of strong return on equity, internal capital generation, and the quality of earnings, each of which tend to be supportive of capital growth over time.

At times, the fund may have a significant portion of its assets invested in the same economic sector, such as the information technology sector.

The fund is an actively-managed ETF that does not disclose portfolio holdings daily. Daily disclosure of portfolio holdings allows other traders to predict or copy the fund’s investment strategy, which in turn can hurt the fund’s performance. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily.

A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The Proxy Portfolio could be based on a broad-based securities index or the fund’s recently disclosed portfolio holdings. The Proxy Portfolio can change at any time, but is generally expected to change quarterly. To the extent the adviser determines that a security held in the fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

The fund also provides several portfolio statistics. The Portfolio Overlap is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for the fund’s calculation of NAV at the end of the prior business day. The Proxy Portfolio and Portfolio Overlap are available on the fund’s website on a daily basis, along with the fund’s Daily Deviation, Tracking Error, and Empirical Percentiles, each described below. Daily Deviation shows the difference in performance between the NAV of the fund and the NAV of the Proxy Portfolio. Tracking Error is the deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day). Empirical Percentiles shows frequency and magnitude of performance differences between the fund and the Proxy Portfolio over time. The Proxy Portfolio and these other metrics described are intended to provide investors and traders with enough information to allow for an effective arbitrage mechanism, which keeps the market price of the fund’s shares at or close to the underlying NAV per share of the fund. The exchange will disseminate an INAV of the fund, which is based on the fund’s portfolio holdings, every fifteen seconds during the regular trading day. Additional information about the INAV, including the methodology for calculation and risks are available in the fund’s SAI.

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The fund is nondiversified, which means it may invest a greater percentage of its assets in a particular issuer than is permissible for a diversified fund.

The fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Principal Risks

The principal risks associated with the fund’s principal investment strategies, which may be even greater in unfavorable or uncertain market conditions, include the following:

Proxy portfolio structure: The fund does not disclose portfolio holdings daily. The fund uses a Proxy Portfolio, which is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. The fund may not always effectively construct a Proxy Portfolio that closely tracks the daily performance of the fund’s portfolio holdings. Because the fund uses a Proxy Portfolio, there is a risk that the fund’s shares may trade at a wider bid-ask spread than shares of ETFs that disclose portfolio holdings daily. This risk is heightened during periods of market disruption and volatility, and, therefore, may cost you more to trade. Although the fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and publicly available information, including intraday net asset value (INAV), to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders. Because the fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares. The INAV calculations are estimates of the value of the fund’s NAV per share. Premiums and discounts between the INAV and the market price may occur. The INAV should not be viewed as a “real-time” update of the NAV per share.

More About the Fund	13

Premium/Discount: Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV per share of the fund. These price differences may be greater for this fund compared to ETFs that disclose portfolio holdings daily because it provides different portfolio holdings information to traders. The adviser will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions.

Trading halt: It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the listing exchange. If securities representing 10% or more of the fund’s portfolio do not have readily available market quotations, the fund would promptly request the listing exchange to halt trading on the fund. Trading halts may have a greater impact on the fund, compared to ETFs that disclose portfolio holdings daily. In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. In addition, to the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions. In addition, costs could be imposed on the fund which would have the effect of decreasing the fund’s net asset value to the extent the costs are not offset by a transaction fee payable by an Authorized Participant. During times of market stress, Authorized Participants may be more likely to step away from an ETF that does not disclose holdings daily.

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ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Stock investing: The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, regional, or global political, regulatory, or economic developments; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Market conditions: The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, tariffs and shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies, and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

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Growth investing: Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. Growth stocks tend to be more volatile than other types of stocks, and their prices may fluctuate more dramatically than the overall stock markets. Growth stocks are typically priced higher than other stocks because investors believe they have more growth potential, which may or may not be realized. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices for growth stocks.

Large- and mid-cap stocks: Although stocks issued by large- and mid-cap companies tend to have less overall volatility than stocks issued by small-cap companies, large-cap companies may not be able to attain the high growth rates of successful small-cap companies, especially during strong economic periods. In addition, large-cap companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. Mid-cap companies typically have less experienced management, narrower product lines, and more limited financial resources than large-cap companies. However, by being more focused in their business activities, mid-cap companies may be more responsive and better able to adapt to the changing needs of their markets than large-cap companies during certain market conditions.

Dividend-paying stocks: The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. For example, a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. In addition, stocks of companies with a history of paying dividends may not benefit from a broad market advance to the same degree as the overall stock market.

Sector exposure: At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector.

Information technology sector: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

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Active management: The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Nondiversification: Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

Cybersecurity breaches: The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund, its investment adviser and subadviser(s) (as applicable), or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Investment Management Practices

The fund may employ additional investment management practices as described in this section. The fund’s investments may be subject to further restrictions and risks described in the SAI, which contains more detailed information about the fund and its investments, operations, and expenses.

ESG Integration

The Firm integrates the analysis of governance and sustainability factors into the investment process in an effort to maximize financial performance (known as ESG integration). The Firm focuses on the particular governance and sustainability factors considered most likely to have a material impact on the performance of the holdings or potential holdings in the fund’s portfolio. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, this analysis may not be relevant or possible due to a lack of data.

Reserve Position

The adviser normally maintains a certain portion of the fund’s assets in reserves. The reserve position helps the adviser to manage liquidity and take advantage of investment opportunities without selling other fund assets, meet redemption requests, and manage cash flows into the fund, and manage risk by increasing the reserve position during periods of current or expected market volatility. The fund’s reserve position typically consists of: (1) shares of a government money market fund; (2) short-term, high-quality U.S. money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

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Temporary Defensive Position

The adviser may assume a temporary defensive position for the fund in order to respond to adverse market, economic, political, or other conditions, such as to provide flexibility in satisfying significant redemption activity, managing flows into or out of the fund, or paying expenses. The temporary defensive position may be inconsistent with the fund’s principal investment objective(s) and/or strategies, which may impact the fund’s returns or its ability to achieve its investment objective(s). For temporary defensive purposes, the fund may hold a greater amount of assets in reserves than normal or invest without limit in cash or other liquid instruments.

Borrowing Money and Transferring Assets

The fund may not borrow for investment purposes or hold short positions. The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Portfolio Turnover

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

Financial Highlights

The Financial Highlights table, which provides information about the fund’s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund’s financial statements, which are included in its Form N-CSR and are incorporated by reference into the SAI (available upon request). The financial statements were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	Year Ended
	12/31/25	12/31/24	12/31/23		12/31/22	12/31/21
NET ASSET VALUE
Beginning of period	$42.01	$30.92	$20.60		$33.16	$28.07

Investment activities
Net investment loss(1)(2)	(0.02)	(0.01)	(0.00	)(3)	(0.02)	(0.08)
Net realized and unrealized gain/loss	7.83	11.10	10.32		(12.54)	5.18
Total from investment activities	7.81	11.09	10.32		(12.56)	5.10

Distributions
Net realized gain	—	—	—		—	(0.01)

NET ASSET VALUE

End of period	$49.82	$42.01	$30.92		$20.60	$33.16
Ratios/Supplemental Data
Total return, based on NAV(2)(4)	18.59%	35.87%	50.10%		(37.88)%	18.16%
Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.57%	0.57%	0.57%		0.57%	0.57%
Net expenses after waivers/payments by Price Associates	0.57%	0.57%	0.57%		0.57%	0.57%
Net investment loss	(0.05)%	(0.02)%	0.00%		(0.08)%	(0.25)%
Portfolio turnover rate(5)	15.8%	18.4%	11.6%		17.3%	51.7%
Net assets, end of period (in thousands)	$1,714,748	$975,393	$468,478		$260,314	$271,879

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Amounts round to less than $0.01 per share.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
(5)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.

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DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their portfolio holdings periodically on troweprice.com. A description of the policies and procedures with respect to the disclosure of portfolio holdings and other portfolio information for the T. Rowe Price Funds is available in the SAI.

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Additional Information About the Purchase and Sale of Fund Shares

Fund shares are issued or redeemed only in large blocks of fund shares (previously defined as “Creation Units”) and only to financial institutions known as Authorized Participants, in accordance with procedures described in the SAI. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash at NAV next determined after receipt of an order in proper form. The fund’s Proxy Portfolio is the fund’s designated basket of cash and securities unless custom baskets are permitted or required by the fund. Creation Unit transactions may be made on any day that the New York Stock Exchange (NYSE) is open for business.

Individual shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc., and they may be sold at a premium or discount to NAV. When purchasing or redeeming Creation Units, Authorized Participants are required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge, as described in the SAI.

An Authorized Participant may purchase or redeem a Creation Unit of a fund on any business day in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the fund’s SAI.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in a fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth therein or in SEC rules thereunder. In order for a registered investment company to invest in shares of a fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, comply with certain conditions, including entering into an investment agreement with the fund. Foreign investment companies are permitted to invest in the funds only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC Staff no-action relief.

Meeting Redemption Requests

The fund anticipates regularly meeting redemption requests by delivering a combination of in-kind redemptions and/or cash. The fund reserves the right to pay redemption proceeds to an Authorized Participant entirely or partly in cash. Cash used for redemptions will be raised from the sale of the fund’s portfolio holdings or may come from existing holdings of cash or cash equivalents.

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The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs. In certain circumstances, the T. Rowe Price Funds may also meet redemption requests through an overdraft of the fund’s account with its custodian. In addition, certain T. Rowe Price Funds have a revolving line of credit in place to help meet short-term redemptions and liquidity needs, if necessary, as described in the SAI. During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through these short-term borrowing arrangements (if available).

Under normal circumstances, the fund will pay out redemption proceeds to a redeeming Authorized Participant after the Authorized Participant’s redemption request is received, in accordance with the process set forth in the fund’s SAI and in the agreement between the Authorized Participant and the fund’s distributor. However, the fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an Authorized Participant, as permitted by the Investment Company Act of 1940 and the rules thereunder. With respect to redemptions that include foreign investments, the fund may pay out redemption proceeds or deliver the securities up to 15 days after the receipt of a redemption request.

Pricing of Individual Fund Shares

Market Price The trading prices of a fund’s shares in the secondary market (Market Price) generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. NAV is the price per share at which the fund issues and redeems shares to Authorized Participants in Creation Units (see “Net Asset Value” below). The fund’s Market Price is based on either the “Closing Price” of shares, which is the official closing of shares on the fund’s listing exchange or, if more accurate than the Closing Price, the “Bid-Ask Price,” which is the midpoint of the highest bid and lowest offer on the “National Best Bid and Offer” at the time that the fund’s NAV is calculated. The National Best Bid and Offer is the current national best bid and national best offer as disseminated by the Consolidated Quotation System or UTP Plan Securities Information Processor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Please refer to the fund’s website for additional information (troweprice.com).

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Premiums and Discounts The “premium/discount” refers to the premium or discount to NAV at the end of a trading day and will be calculated based on the last Bid-Ask Price or the Closing Price on a given trading day. The NAV of a fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during a fund’s four previous quarters (or for the life of the fund) can be found at troweprice.com.

Net Asset Value To calculate the fund’s NAV, the fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of the fund’s shares outstanding. On each day that the NYSE is open, fund shares are ordinarily valued as of the close of regular trading. Information that becomes known to the fund or its agents after the time as of which the NAV has been calculated on a particular day generally will not be used to retroactively adjust the price of a security or the NAV determined earlier that day. The fund reserves the right to change the time its NAV is calculated if the fund or NYSE closes earlier or as permitted by the SEC.

The fund’s NAV is based on the fund’s portfolio holdings. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in government money market funds are valued at the closing NAV per share of that government money market fund on the day of valuation. Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by T. Rowe Price, as the valuation designee, designated by the Board, by taking into account various, adopted factors and methodologies for determining the fair value. This value may differ from the value the fund receives upon sale of the securities. T. Rowe Price may also fair value certain securities or a group of securities if, for example, an event occurs that affects the value of a security after the close of trading on the market.

Frequent Purchases and Redemptions of Fund Shares

The Board has not adopted policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the fund’s shares because the fund sells and redeems shares at NAV only in Creation Units, pursuant to the terms of the agreement between the Authorized Participant and the fund’s distributor, and such direct trading between the fund and Authorized Participants is critical to ensuring that the fund’s shares trade at or close to NAV. Further, the vast majority of trading in fund shares occurs on the secondary market, which does not involve the fund directly and, therefore, does not cause the fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the fund may impose a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the fund in connection with the issuance and redemption of Creation Units, and may employ fair valuation pricing to minimize potential dilution from market timing. The fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

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Compensation to Financial Intermediaries

T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution, shareholder servicing, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, registered investment advisers, or banks, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The SAI provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or providing preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Dividends and Distributions

Each fund intends to qualify to be treated each year as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and were ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders. Generally, your share of the distributions is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution that is declared less frequently than daily may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

The fund distributes substantially all of its net investment income, if any, to shareholders in the form of dividends. In addition, the fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Dividend payments are made through Depository Trust Company (DTC) participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

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The fund intends to distribute its net investment income and realized capital gains to shareholders for each taxable period. A fund with a higher portfolio turnover may result in higher capital gain distributions. Generally, your share of the distribution is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Blue Chip Growth, Growth Stock, and U.S. Structured Research	● Dividends, if any, are declared and paid annually, generally in December.
Dividend Growth and Equity Income	● Dividends, if any, are declared and paid quarterly, in March, June, September, and December.
All funds	● If necessary, a fund may make additional distributions on short notice to minimize any fund-level tax liabilities. ● Must be a shareholder on the dividend record date.

No dividend reinvestment service is provided by the fund. Financial intermediaries may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state, and local tax consequences to you of investing in the fund. Your financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

In most cases, your financial intermediary will provide information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

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If you invest in the fund through a taxable account, you generally will be subject to tax when:

●	You sell fund shares.

●	The fund makes dividend or capital gain distributions.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, you generally may be allowed a deduction up to 20% on your qualified real estate investment trust dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

Taxes on Sales of Fund Shares

When you sell shares in the fund, you may realize a gain or loss.

All or a portion of the loss realized from a sale or exchange of fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

Your financial intermediary should make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. You should check with your financial intermediary regarding the applicable cost basis method. You should, however, note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate.

T. Rowe Price	26

Taxes on Fund Distributions

Your financial intermediary will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Ordinary dividends and capital gain distributions may also be subject to state and local taxes. Your financial intermediary will send any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax, whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. A fund may redeem Creation Units in part or entirely in cash. As a result, it may have more capital gain distributions than it will if it redeems Creation Units in kind. If you realized a loss on the sale of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares.

The fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

SHAREHOLDER INFORMATION	27

If you are subject to backup withholding, your financial intermediary will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if your financial intermediary is notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or your financial intermediary’s records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

Tax Consequences of Hedging

Entering into certain transactions involving futures may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Consequences of Shareholder Turnover

If the fund’s portfolio transactions result in a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the loss may be carried forward and used to offset future realized capital gains. However, its ability to carry forward such losses will be limited if the fund experiences an “ownership change” within the meaning of the Internal Revenue Code. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period.

Because the fund may have only a few large shareholders, an ownership change can occur in the normal course of shareholder purchases and redemptions. The fund undertakes no obligation to avoid or prevent an ownership change. Moreover, because of circumstances beyond the fund’s control, there can be no assurance that the fund will not experience, or has not already experienced, an ownership change. An ownership change can reduce the fund’s ability to offset capital gains with losses, which could increase the amount of taxable gains that could be distributed to shareholders.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

The fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. If you buy shares shortly before a distribution, you may receive a portion of the money you just invested in the form of a taxable distribution. Generally, the fund would make distributions to shareholders of record on the record date. If you are purchasing fund shares through a broker, you may wish to confirm with your broker the date on which you would be entitled to the fund’s distributions.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

T. Rowe Price	28

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax adviser.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. Except for money market funds, the fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. These documents and other information are available without charge through troweprice.com/prospectus. You can also request these documents and make shareholder inquiries at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary.

Annual and semi-annual shareholder reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231

1940 Act File No. 811-23494	ETF785-040 3/1/26

Prospectus March 1, 2026
T. ROWE PRICE
TDVG	Dividend Growth ETF

This ETF is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

These additional risks may be even greater in bad or uncertain market conditions.

The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of the ETF, see “Proxy portfolio structure,” “Premium/Discount,” “Trading halt,” and “Authorized Participant.”

Principal U.S. Listing Exchange: NYSE Arca, Inc. Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY	1

Investment Objective(s)

The fund seeks dividend income and long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%

Other expenses	—

Total annual fund operating expenses	0.50

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17.3% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks that have a strong track record of paying dividends or are expected to pay dividends over time (even if not currently paying dividends) (or futures that have similar economic characteristics). Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

T. Rowe Price	2

The adviser believes that a track record of dividend increases can be an excellent indicator of financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling.

The adviser’s research analysts look for stocks with sustainable, above-average growth in earnings and dividends. When appropriate, the portfolio manager may attempt to buy stocks when they are temporarily out of favor or undervalued by the market. Holdings tend to be in large- and mid-cap companies.

At times, the fund may have a significant portion of its assets invested in the same economic sector.

The fund primarily invests in common stocks, but may also invest in exchange-traded securities that trade synchronously with the fund’s shares, cash, and cash equivalents. The fund may also invest in American Depositary Receipts (ADRs) and common stocks listed on a foreign exchange that trade on such exchange synchronously with the fund’s shares (i.e., during the U.S. listing exchange’s trading hours).

In selecting investments, the adviser generally favors companies that it believes possess one or more of the following:

●	either a track record of, or the potential for, above-average earnings and dividend growth;
●	a competitive current dividend yield;
●	a sound balance sheet and solid cash flow to support future dividend increases;
●	a sustainable competitive advantage and leading market position; and
●	attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

The fund is an actively-managed, exchange-traded fund (ETF) that does not disclose portfolio holdings daily. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The Proxy Portfolio could be based on a broad-based securities index or the fund’s recently disclosed portfolio holdings. The fund’s Portfolio Overlap is available on the fund’s website daily. The Portfolio Overlap is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for the fund’s calculation of net asset value (NAV) at the end of the prior business day.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

SUMMARY	3

Proxy portfolio structure: The fund does not disclose portfolio holdings daily. The fund uses a Proxy Portfolio, which is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. The fund may not always effectively construct a Proxy Portfolio that closely tracks the daily performance of the fund’s portfolio holdings. Because the fund uses a Proxy Portfolio, there is a risk that the fund’s shares may trade at a wider bid-ask spread than shares of ETFs that disclose their portfolio holdings daily. This risk is heightened during periods of market disruption and volatility, and, therefore, may cost you more to trade. Although the fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and publicly available information, including intraday net asset value (INAV), to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders. Because the fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares.

Premium/Discount: Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV per share of the fund. These price differences may be greater for this fund compared to ETFs that disclose portfolio holdings daily because it provides different portfolio holdings information to traders. The adviser will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions. Each day, the website provides the fund’s Tracking Error, which means the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day).

Trading halt: It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the listing exchange. If securities representing 10% or more of the fund’s portfolio do not have readily available market quotations, the fund would promptly request the listing exchange to halt trading on the fund. In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

T. Rowe Price	4

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. To the extent an Authorized Participant cannot or will not engage in creation and redemption transactions, shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions. During times of market stress, Authorized Participants may be more likely to step away from an ETF that does not disclose holdings daily.

ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Dividend-paying stocks: The fund’s investments in dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

SUMMARY	5

Large- and mid-cap stocks: Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by small-cap companies. However, large-cap companies may not be able to attain the high growth rates of successful small-cap companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges. The fund’s share price could fluctuate more than the share price of a fund that invests only in large-cap companies as stocks of mid-cap companies entail greater risk and are usually more volatile than stocks of large-cap companies.

Sector exposure: Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Foreign investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity and trading volume than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Further, securities of non-U.S. issuers are subject to trading markets with potential governmental interference, varying regulatory, auditing, and accounting standards, and settlement and clearance practices that differ from those of U.S. issuers. Investment in non-U.S. securities also carries currency risk. Any attempts to hedge currency risk could be unsuccessful. Such investments may have higher transaction costs compared with U.S. markets. Investments in emerging market countries are subject to greater risk and overall volatility than investments in other developed markets.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

T. Rowe Price	6

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/21	11.39%	Worst Quarter	6/30/22	-11.06%

The following table shows the average annual total returns for the fund. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Russell 3000® Index). In addition, the table may also include one or more indexes that align to the fund’s investment strategy.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

SUMMARY	7

Average Annual Total Returns
	Periods ended
	December 31, 2025

			Since		Inception
	1 Year	5 Years	inception		date
Dividend Growth ETF					08/04/2020
Returns before taxes	14.78%	10.95%	12.70%
Returns after taxes on distributions	14.49	10.66	12.39
Returns after taxes on distributions and sale of fund shares	8.93	8.67	10.14

Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)
	17.15	13.15	15.41	[a]
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	17.88	14.42	16.12	[a]
Lipper Large-Cap Core Funds Index
	17.72	13.65	15.40	[a]

[a]	Return since 8/4/20.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Name	Title	Managed Fund Since	Joined Investment Adviser
Tom Huber	Portfolio Manager and Chair of Investment Advisory Committee	2020	1994

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). All purchases and sales are made pursuant to this prospectus. Please refer to the fund’s website for additional information (troweprice.com).

T. Rowe Price	8

Tax Information

Any fund distributions are typically declared and paid quarterly. A distribution may consist of ordinary dividends, capital gains, and return of capital. Redemptions or sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More About the Fund	2

Management of the FUnd

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 1307 Point Street, Baltimore, Maryland 21231. As of December 31, 2025, T. Rowe Price and its affiliates (Firm) had approximately $1.78 trillion in assets under management.

Portfolio Management

The portfolio manager is primarily responsible for the day-to-day management of the fund’s portfolio. The portfolio manager is Tom Huber. The following information provides the year that the portfolio manager first joined the Firm and the portfolio manager’s specific business experience during the past five years (although the portfolio manager may have had portfolio management responsibilities for a longer period). Mr. Huber has been portfolio manager of the fund since the fund’s inception. He joined the Firm in 1994, and his investment experience dates from 1993. During the past five years, he has served as a portfolio manager. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

T. Rowe Price has also established an Investment Advisory Committee with respect to the fund. The portfolio manager works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Tom Huber, chair, Jason Adams, Shawn Driscoll, Jon Friar, Ryan S. Hedrick, Jeff Holford, Jill Jortner, Greg Locraft, Melanie Rizzo, David Rowlett, Lee Sandquist, Steven Strycula, and Tony Wang.

The Management Fee

The fund pays the investment adviser an annual all-inclusive fee based on the fund’s average daily net assets. For the prior fiscal year, the fund’s all-inclusive fee rate was 0.50%. The all-inclusive fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, except for certain expenses. The following expenses are excluded from the annual all-inclusive fee: interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and nonrecurring and extraordinary expenses.

T. Rowe Price	10

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) is contained in Form N-CSR filed with the SEC for the period ended June 30, and made available on the fund’s website at troweprice.com/prospectus.

MORE INFORMATION ABOUT THE FUND’s investment Objective(s), Strategies, and risks

Investment Objective(s)

The fund seeks dividend income and long-term capital growth.

The fund’s investment objective(s) constitutes a non-fundamental policy that the Board may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the fund are set forth in the SAI.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks that have a strong track record of paying dividends or are expected to pay dividends over time (even if not currently paying dividends) (or futures that have similar economic characteristics). Shareholders will receive at least 60 days’ prior notice of a change to the fund’s 80% investment policy. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

The adviser believes that a track record of dividend increases can be an excellent indicator of financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling.

The adviser’s research analysts look for stocks with sustainable, above-average growth in earnings and dividends. When appropriate, the portfolio manager may attempt to buy stocks when they are temporarily out of favor or undervalued by the market. Holdings tend to be in large- and mid-cap companies.

At times, the fund may have a significant portion of its assets invested in the same economic sector.

The fund primarily invests in common stocks, but may also invest in exchange-traded securities that trade synchronously with the fund’s shares, cash, and cash equivalents. The fund may also invest in American Depositary Receipts (ADRs) and common stocks listed on a foreign exchange that trade on such exchange synchronously with the fund’s shares (i.e., during the U.S. listing exchange’s trading hours).

More About the Fund	11

In selecting investments, the adviser generally favors companies that it believes possess one or more of the following:

●	either a track record of, or the potential for, above-average earnings and dividend growth;
●	a competitive current dividend yield;
●	a sound balance sheet and solid cash flow to support future dividend increases;
●	a sustainable competitive advantage and leading market position; and
●	attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

The fund is an actively-managed ETF that does not disclose portfolio holdings daily. Daily disclosure of portfolio holdings allows other traders to predict or copy the fund’s investment strategy, which in turn can hurt the fund’s performance. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily.

A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The Proxy Portfolio could be based on a broad-based securities index or the fund’s recently disclosed portfolio holdings. The Proxy Portfolio can change at any time, but is generally expected to change quarterly. To the extent the adviser determines that a security held in the fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

The fund also provides several portfolio statistics. The Portfolio Overlap is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for the fund’s calculation of NAV at the end of the prior business day. The Proxy Portfolio and Portfolio Overlap are available on the fund’s website on a daily basis, along with the fund’s Daily Deviation, Tracking Error, and Empirical Percentiles, each described below. Daily Deviation shows the difference in performance between the NAV of the fund and the NAV of the Proxy Portfolio. Tracking Error is the deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day). Empirical Percentiles shows frequency and magnitude of performance differences between the fund and the Proxy Portfolio over time. The Proxy Portfolio and these other metrics described are intended to provide investors and traders with enough information to allow for an effective arbitrage mechanism, which keeps the market price of the fund’s shares at or close to the underlying NAV per share of the fund. The exchange will disseminate an INAV of the fund, which is based on the fund’s portfolio holdings, every fifteen seconds during the regular trading day. Additional information about the INAV, including the methodology for calculation and risks are available in the fund’s SAI.

The fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

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The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

The fund may invest in common stocks listed on a foreign exchange that trade on such exchange synchronously with the fund’s shares (i.e., during the U.S. listing exchange’s trading hours). These foreign securities could include (a) non-U.S. dollar denominated securities traded outside the U.S. so long as the stock trades at the same time as the fund’s shares and (b) U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase ADRs issued by a U.S. financial institution (i.e., a depositary), which are certificates evidencing ownership of a security or pool of securities issued by a foreign issuer that have been deposited with the depositary. ADRs trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Principal Risks

The principal risks associated with the fund’s principal investment strategies, which may be even greater in unfavorable or uncertain market conditions, include the following:

Proxy portfolio structure: The fund does not disclose portfolio holdings daily. The fund uses a Proxy Portfolio, which is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. The fund may not always effectively construct a Proxy Portfolio that closely tracks the daily performance of the fund’s portfolio holdings. Because the fund uses a Proxy Portfolio, there is a risk that the fund’s shares may trade at a wider bid-ask spread than shares of ETFs that disclose portfolio holdings daily. This risk is heightened during periods of market disruption and volatility, and, therefore, may cost you more to trade. Although the fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and publicly available information, including intraday net asset value (INAV), to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders. Because the fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares. The INAV calculations are estimates of the value of the fund’s NAV per share. Premiums and discounts between the INAV and the market price may occur. The INAV should not be viewed as a “real-time” update of the NAV per share.

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Premium/Discount: Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV per share of the fund. These price differences may be greater for this fund compared to ETFs that disclose portfolio holdings daily because it provides different portfolio holdings information to traders. The adviser will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions.

Trading halt: It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the listing exchange. If securities representing 10% or more of the fund’s portfolio do not have readily available market quotations, the fund would promptly request the listing exchange to halt trading on the fund. Trading halts may have a greater impact on the fund, compared to ETFs that disclose portfolio holdings daily. In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. In addition, to the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions. In addition, costs could be imposed on the fund which would have the effect of decreasing the fund’s net asset value to the extent the costs are not offset by a transaction fee payable by an Authorized Participant. During times of market stress, Authorized Participants may be more likely to step away from an ETF that does not disclose holdings daily.

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ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Dividend-paying stocks: The fund’s investments in dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. For example, a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. In addition, stocks of companies with a history of paying dividends may not benefit from a broad market advance to the same degree as the overall stock market.

Market conditions: The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, tariffs and shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies, and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

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Stock investing: The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, regional, or global political, regulatory, or economic developments; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Large- and mid-cap stocks: Although stocks issued by large- and mid-cap companies tend to have less overall volatility than stocks issued by small-cap companies, large-cap companies may not be able to attain the high growth rates of successful small-cap companies, especially during strong economic periods. In addition, large-cap companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. Mid-cap companies typically have less experienced management, narrower product lines, and more limited financial resources than large-cap companies. However, by being more focused in their business activities, mid-cap companies may be more responsive and better able to adapt to the changing needs of their markets than large-cap companies during certain market conditions.

Sector exposure: At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector.

Foreign investing: Non-U.S. securities may lose value because of declining foreign currencies or adverse local, political, social, and economic developments such as war, natural disasters, public health emergencies, labor strikes, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, restrictions on foreign ownership or imposition of punitive taxes; and the imposition of international trade and capital flow barriers and other protectionist, repatriation, or retaliatory measures. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity and trading volume. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Any attempts to hedge currency risk could be unsuccessful, and it is difficult to hedge the currency risks of many emerging markets countries. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. Non-U.S. securities may receive less coverage than U.S. securities by market analysts and the financial press, and may provide financial information less frequently or to a lesser extent. Furthermore, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. A foreign trading market may close for national holidays or without warning for extended time periods, or may have different clearance and settlement procedures, causing delays and preventing the fund from buying or selling securities in that market. Investments in emerging market countries are subject to greater risk and overall volatility than investments other developed markets.

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Active management: The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches: The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund, its investment adviser and subadviser(s) (as applicable), or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Investment Management Practices

The fund may employ additional investment management practices as described in this section. The fund’s investments may be subject to further restrictions and risks described in the SAI, which contains more detailed information about the fund and its investments, operations, and expenses.

ESG Integration

The Firm integrates the analysis of governance and sustainability factors into the investment process in an effort to maximize financial performance (known as ESG integration). The Firm focuses on the particular governance and sustainability factors considered most likely to have a material impact on the performance of the holdings or potential holdings in the fund’s portfolio. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, this analysis may not be relevant or possible due to a lack of data.

Reserve Position

The adviser normally maintains a certain portion of the fund’s assets in reserves. The reserve position helps the adviser to manage liquidity and take advantage of investment opportunities without selling other fund assets, meet redemption requests, and manage cash flows into the fund, and manage risk by increasing the reserve position during periods of current or expected market volatility. The fund’s reserve position typically consists of: (1) shares of a government money market fund; (2) short-term, high-quality U.S. money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

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Temporary Defensive Position

The adviser may assume a temporary defensive position for the fund in order to respond to adverse market, economic, political, or other conditions, such as to provide flexibility in satisfying significant redemption activity, managing flows into or out of the fund, or paying expenses. The temporary defensive position may be inconsistent with the fund’s principal investment objective(s) and/or strategies, which may impact the fund’s returns or its ability to achieve its investment objective(s). For temporary defensive purposes, the fund may hold a greater amount of assets in reserves than normal or invest without limit in cash or other liquid instruments.

Borrowing Money and Transferring Assets

The fund may not borrow for investment purposes or hold short positions. The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Portfolio Turnover

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

Financial Highlights

The Financial Highlights table, which provides information about the fund’s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund’s financial statements, which are included in its Form N-CSR and are incorporated by reference into the SAI (available upon request). The financial statements were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	Year Ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
NET ASSET VALUE
Beginning of period	$ 39.56	$ 35.21	$ 31.41	$ 35.32	$ 28.26

Investment activities
Net investment income(1)(2)	0.47	0.45	0.47	0.42	0.33
Net realized and unrealized gain/loss	5.35	4.32	3.79	(3.97)	7.01
Total from investment activities	5.82	4.77	4.26	(3.55)	7.34

Distributions
Net investment income	(0.45)	(0.42)	(0.46)	(0.36)	(0.28)

NET ASSET VALUE
End of period	$ 44.93	$ 39.56	$ 35.21	$ 31.41	$ 35.32

Ratios/Supplemental Data
Total return, based on NAV(2)(3)	14.78%	13.56%	13.69%	(10.02)%	26.09%
Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.50%	0.50%	0.50%	0.50%	0.50%
Net expenses after waivers/payments by Price Associates	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	1.11%	1.15%	1.43%	1.34%	1.01%
Portfolio turnover rate(4)	17.3%	14.0%	18.0%	18.3%	12.1%
Net assets, end of period (in thousands)	$ 1,178,403	$ 747,517	$ 349,479	$ 272,133	$ 126,811

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.

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DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their portfolio holdings periodically on troweprice.com. A description of the policies and procedures with respect to the disclosure of portfolio holdings and other portfolio information for the T. Rowe Price Funds is available in the SAI.

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Additional Information About the Purchase and Sale of Fund Shares

Fund shares are issued or redeemed only in large blocks of fund shares (previously defined as “Creation Units”) and only to financial institutions known as Authorized Participants, in accordance with procedures described in the SAI. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash at NAV next determined after receipt of an order in proper form. The fund’s Proxy Portfolio is the fund’s designated basket of cash and securities unless custom baskets are permitted or required by the fund. Creation Unit transactions may be made on any day that the New York Stock Exchange (NYSE) is open for business.

Individual shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc., and they may be sold at a premium or discount to NAV. When purchasing or redeeming Creation Units, Authorized Participants are required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge, as described in the SAI.

An Authorized Participant may purchase or redeem a Creation Unit of a fund on any business day in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the fund’s SAI.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in a fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth therein or in SEC rules thereunder. In order for a registered investment company to invest in shares of a fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, comply with certain conditions, including entering into an investment agreement with the fund. Foreign investment companies are permitted to invest in the funds only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC Staff no-action relief.

Meeting Redemption Requests

The fund anticipates regularly meeting redemption requests by delivering a combination of in-kind redemptions and/or cash. The fund reserves the right to pay redemption proceeds to an Authorized Participant entirely or partly in cash. Cash used for redemptions will be raised from the sale of the fund’s portfolio holdings or may come from existing holdings of cash or cash equivalents.

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The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs. In certain circumstances, the T. Rowe Price Funds may also meet redemption requests through an overdraft of the fund’s account with its custodian. In addition, certain T. Rowe Price Funds have a revolving line of credit in place to help meet short-term redemptions and liquidity needs, if necessary, as described in the SAI. During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through these short-term borrowing arrangements (if available).

Under normal circumstances, the fund will pay out redemption proceeds to a redeeming Authorized Participant after the Authorized Participant’s redemption request is received, in accordance with the process set forth in the fund’s SAI and in the agreement between the Authorized Participant and the fund’s distributor. However, the fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an Authorized Participant, as permitted by the Investment Company Act of 1940 and the rules thereunder. With respect to redemptions that include foreign investments, the fund may pay out redemption proceeds or deliver the securities up to 15 days after the receipt of a redemption request.

Pricing of Individual Fund Shares

Market Price The trading prices of a fund’s shares in the secondary market (Market Price) generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. NAV is the price per share at which the fund issues and redeems shares to Authorized Participants in Creation Units (see “Net Asset Value” below). The fund’s Market Price is based on either the “Closing Price” of shares, which is the official closing of shares on the fund’s listing exchange or, if more accurate than the Closing Price, the “Bid-Ask Price,” which is the midpoint of the highest bid and lowest offer on the “National Best Bid and Offer” at the time that the fund’s NAV is calculated. The National Best Bid and Offer is the current national best bid and national best offer as disseminated by the Consolidated Quotation System or UTP Plan Securities Information Processor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Please refer to the fund’s website for additional information (troweprice.com).

Premiums and Discounts The “premium/discount” refers to the premium or discount to NAV at the end of a trading day and will be calculated based on the last Bid-Ask Price or the Closing Price on a given trading day. The NAV of a fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during a fund’s four previous quarters (or for the life of the fund) can be found at troweprice.com.

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Net Asset Value To calculate the fund’s NAV, the fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of the fund’s shares outstanding. On each day that the NYSE is open, fund shares are ordinarily valued as of the close of regular trading. Information that becomes known to the fund or its agents after the time as of which the NAV has been calculated on a particular day generally will not be used to retroactively adjust the price of a security or the NAV determined earlier that day. The fund reserves the right to change the time its NAV is calculated if the fund or NYSE closes earlier or as permitted by the SEC.

The fund’s NAV is based on the fund’s portfolio holdings. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in government money market funds are valued at the closing NAV per share of that government money market fund on the day of valuation. Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by T. Rowe Price, as the valuation designee, designated by the Board, by taking into account various, adopted factors and methodologies for determining the fair value. This value may differ from the value the fund receives upon sale of the securities. T. Rowe Price may also fair value certain securities or a group of securities if, for example, an event occurs that affects the value of a security after the close of trading on the market.

Frequent Purchases and Redemptions of Fund Shares

The Board has not adopted policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the fund’s shares because the fund sells and redeems shares at NAV only in Creation Units, pursuant to the terms of the agreement between the Authorized Participant and the fund’s distributor, and such direct trading between the fund and Authorized Participants is critical to ensuring that the fund’s shares trade at or close to NAV. Further, the vast majority of trading in fund shares occurs on the secondary market, which does not involve the fund directly and, therefore, does not cause the fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the fund may impose a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the fund in connection with the issuance and redemption of Creation Units, and may employ fair valuation pricing to minimize potential dilution from market timing. The fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

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Compensation to Financial Intermediaries

T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution, shareholder servicing, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, registered investment advisers, or banks, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The SAI provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or providing preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Dividends and Distributions

Each fund intends to qualify to be treated each year as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and were ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders. Generally, your share of the distributions is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution that is declared less frequently than daily may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

The fund distributes substantially all of its net investment income, if any, to shareholders in the form of dividends. In addition, the fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Dividend payments are made through Depository Trust Company (DTC) participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

T. Rowe Price	24

The fund intends to distribute its net investment income and realized capital gains to shareholders for each taxable period. A fund with a higher portfolio turnover may result in higher capital gain distributions. Generally, your share of the distribution is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Blue Chip Growth, Growth Stock, and U.S. Structured Research	● Dividends, if any, are declared and paid annually, generally in December.
Dividend Growth and Equity Income	● Dividends, if any, are declared and paid quarterly, in March, June, September, and December.
All funds	● If necessary, a fund may make additional distributions on short notice to minimize any fund-level tax liabilities. ● Must be a shareholder on the dividend record date.

No dividend reinvestment service is provided by the fund. Financial intermediaries may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state, and local tax consequences to you of investing in the fund. Your financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

In most cases, your financial intermediary will provide information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

SHAREHOLDER INFORMATION	25

If you invest in the fund through a taxable account, you generally will be subject to tax when:

●	You sell fund shares.
●	The fund makes dividend or capital gain distributions.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, you generally may be allowed a deduction up to 20% on your qualified real estate investment trust dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

Taxes on Sales of Fund Shares

When you sell shares in the fund, you may realize a gain or loss.

All or a portion of the loss realized from a sale or exchange of fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

Your financial intermediary should make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. You should check with your financial intermediary regarding the applicable cost basis method. You should, however, note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate.

T. Rowe Price	26

Taxes on Fund Distributions

Your financial intermediary will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Ordinary dividends and capital gain distributions may also be subject to state and local taxes. Your financial intermediary will send any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax, whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. A fund may redeem Creation Units in part or entirely in cash. As a result, it may have more capital gain distributions than it will if it redeems Creation Units in kind. If you realized a loss on the sale of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares.

The fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

SHAREHOLDER INFORMATION	27

If you are subject to backup withholding, your financial intermediary will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if your financial intermediary is notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or your financial intermediary’s records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

Tax Consequences of Hedging

Entering into certain transactions involving futures may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Consequences of Shareholder Turnover

If the fund’s portfolio transactions result in a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the loss may be carried forward and used to offset future realized capital gains. However, its ability to carry forward such losses will be limited if the fund experiences an “ownership change” within the meaning of the Internal Revenue Code. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period.

Because the fund may have only a few large shareholders, an ownership change can occur in the normal course of shareholder purchases and redemptions. The fund undertakes no obligation to avoid or prevent an ownership change. Moreover, because of circumstances beyond the fund’s control, there can be no assurance that the fund will not experience, or has not already experienced, an ownership change. An ownership change can reduce the fund’s ability to offset capital gains with losses, which could increase the amount of taxable gains that could be distributed to shareholders.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

The fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. If you buy shares shortly before a distribution, you may receive a portion of the money you just invested in the form of a taxable distribution. Generally, the fund would make distributions to shareholders of record on the record date. If you are purchasing fund shares through a broker, you may wish to confirm with your broker the date on which you would be entitled to the fund’s distributions.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

T. Rowe Price	28

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax adviser.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. Except for money market funds, the fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. These documents and other information are available without charge through troweprice.com/prospectus. You can also request these documents and make shareholder inquiries at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary.

Annual and semi-annual shareholder reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231

1940 Act File No. 811-23494	ETF786-040 3/1/26

Prospectus March 1, 2026
T. ROWE PRICE
TEQI	Equity Income ETF

This ETF is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

These additional risks may be even greater in bad or uncertain market conditions.

The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of the ETF, see “Proxy portfolio structure,” “Premium/Discount,” “Trading halt,” and “Authorized Participant.”

Principal U.S. Listing Exchange: NYSE Arca, Inc. Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY	1

Investment Objective(s)

The fund seeks a high level of dividend income and long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.54%

Other expenses	—

Total annual fund operating expenses	0.54

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$173	$302	$677

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with a track record of paying dividends. The fund considers a company to have a track record of paying dividends if the security has paid a dividend within the past 12 months. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

T. Rowe Price	2

The fund generally seeks investments in large-cap companies. The fund typically employs a value approach in selecting investments. The adviser’s in-house research team seeks dividend-paying companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

At times, the fund may have a significant portion of its assets invested in the same economic sector.

The fund is an actively-managed, exchange-traded fund (ETF) that does not disclose portfolio holdings daily. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The Proxy Portfolio could be based on a broad-based securities index or the fund’s recently disclosed portfolio holdings. The fund’s Portfolio Overlap is available on the fund’s website daily. The Portfolio Overlap is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for the fund’s calculation of net asset value (NAV) at the end of the prior business day.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Proxy portfolio structure: The fund does not disclose portfolio holdings daily. The fund uses a Proxy Portfolio, which is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. The fund may not always effectively construct a Proxy Portfolio that closely tracks the daily performance of the fund’s portfolio holdings. Because the fund uses a Proxy Portfolio, there is a risk that the fund’s shares may trade at a wider bid-ask spread than shares of ETFs that disclose their portfolio holdings daily. This risk is heightened during periods of market disruption and volatility, and, therefore, may cost you more to trade. Although the fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and publicly available information, including intraday net asset value (INAV), to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders. Because the fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares.

SUMMARY	3

Premium/Discount: Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV per share of the fund. These price differences may be greater for this fund compared to ETFs that disclose portfolio holdings daily because it provides different portfolio holdings information to traders. The adviser will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions. Each day, the website provides the fund’s Tracking Error, which means the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day).

Trading halt: It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the listing exchange. If securities representing 10% or more of the fund’s portfolio do not have readily available market quotations, the fund would promptly request the listing exchange to halt trading on the fund. In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. To the extent an Authorized Participant cannot or will not engage in creation and redemption transactions, shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions. During times of market stress, Authorized Participants may be more likely to step away from an ETF that does not disclose holdings daily.

ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

T. Rowe Price	4

Dividend-paying stocks: The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Value investing: The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time (or at all) or a stock judged to be undervalued may actually be appropriately priced at a low level. Value stocks may fail to appreciate for long periods and may never reach what the adviser believes are their full market values.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Large-cap stocks: Securities issued by large-cap companies tend to be less volatile than securities issued by small- and mid-cap companies. However, large-cap companies may not be able to attain the high growth rates of successful small- and mid-cap companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Sector exposure: Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

SUMMARY	5

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	3/31/21	13.26%	Worst Quarter	6/30/22	-10.60%

The following table shows the average annual total returns for the fund. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Russell 3000® Index). In addition, the table may also include one or more indexes that align to the fund’s investment strategy.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

T. Rowe Price	6

Average Annual Total Returns

	Periods ended
	December 31, 2025

			Since		Inception
	1 Year	5 Years	inception		date
Equity Income ETF					08/04/2020
Returns before taxes	13.31%	11.38%	14.10%
Returns after taxes on distributions	12.84	10.75	13.42
Returns after taxes on distributions and sale
of fund shares	8.19	8.94	11.21

Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)
	17.15	13.15	15.41	[a]
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)
	15.91	11.33	13.71	[a]
Lipper Equity Income Funds Index
	15.21	11.23	13.01	[a]

[a]	Return since 8/4/20.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Name	Title	Managed Fund Since	Joined Investment Adviser
John Linehan	Portfolio Manager and Chair of Investment Advisory Committee	2020	1998

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). All purchases and sales are made pursuant to this prospectus. Please refer to the fund’s website for additional information (troweprice.com).

SUMMARY	7

Tax Information

Any fund distributions are typically declared and paid quarterly. A distribution may consist of ordinary dividends, capital gains, and return of capital. Redemptions or sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More About the Fund	2

Management of the FUnd

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 1307 Point Street, Baltimore, Maryland 21231. As of December 31, 2025, T. Rowe Price and its affiliates (Firm) had approximately $1.78 trillion in assets under management.

Portfolio Management

The portfolio manager is primarily responsible for the day-to-day management of the fund’s portfolio. The portfolio manager is John Linehan. The following information provides the year that the portfolio manager first joined the Firm and the portfolio manager’s specific business experience during the past five years (although the portfolio manager may have had portfolio management responsibilities for a longer period). Mr. Linehan has been portfolio manager of the fund since the fund’s inception. He joined the Firm in 1998, and his investment experience dates from 1989. During the past five years, he has served as a portfolio manager. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

T. Rowe Price has also established an Investment Advisory Committee with respect to the fund. The portfolio manager works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: John Linehan, chair, Jason Adams, Ziad Bakri, David Corris, Ryan S. Hedrick, Shinwoo Kim, Greg Locraft, Simon M. W. Paterson, Andy Peters, Preeta Ragavan, Melanie Rizzo, Daniel J. Shear, Matt Snowling, Gabe Solomon, and Steven Strycula.

The Management Fee

The fund pays the investment adviser an annual all-inclusive fee based on the fund’s average daily net assets. For the prior fiscal year, the fund’s all-inclusive fee rate was 0.54%. The all-inclusive fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, except for certain expenses. The following expenses are excluded from the annual all-inclusive fee: interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and nonrecurring and extraordinary expenses.

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A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) is contained in Form N-CSR filed with the SEC for the period ended June 30, and made available on the fund’s website at troweprice.com/prospectus.

MORE INFORMATION ABOUT THE FUND’s investment Objective(s), Strategies, and risks

Investment Objective(s)

The fund seeks a high level of dividend income and long-term capital growth.

The fund’s investment objective(s) constitutes a non-fundamental policy that the Board may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the fund are set forth in the SAI.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities with a track record of paying dividends. Shareholders will receive at least 60 days’ prior notice of a change to the fund’s 80% investment policy. The fund considers a company to have a track record of paying dividends if the security has paid a dividend within the past 12 months. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

The fund generally seeks investments in large-cap companies. The adviser believes that income can be a significant contributor to total return over time and expects the fund’s yield to be above that of the Russell 1000® Value Index. The fund typically employs a value approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios.

Some of the principal measures used to identify such stocks are:

Price/earnings ratio Dividing a stock’s price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E ratio that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

Price/book value ratio Dividing a stock’s price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company’s assets. A ratio below the market, that of its competitors, or its own historical norm could indicate a stock that is undervalued.

Dividend yield A stock’s dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock’s own historical norm or that of its peers may suggest an investment opportunity. A stock selling at $10 with an annual dividend of $0.50 has a 5% yield.

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Price/cash flow Dividing a stock’s price by the company’s cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or a company’s peers suggests the market may be incorrectly valuing the company’s cash flow for reasons that could be temporary.

Undervalued assets This analysis compares a company’s stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

Restructuring opportunities Many well-established companies experience business challenges that can lead to a temporary decline in their financial performance. These challenges can include a poorly integrated acquisition, difficulties in product manufacturing or distribution, a downturn in a major end market, or an increase in industry capacity that negatively affects pricing. The shares of such companies frequently trade at depressed valuations. These companies can become successful investments if their management is sufficiently skilled and motivated to properly restructure the organization, their financial flexibility is adequate, the underlying value of the business has not been impaired, or their business environment improves or remains healthy.

At times, the fund may have a significant portion of its assets invested in the same economic sector.

The fund is an actively-managed ETF that does not disclose portfolio holdings daily. Daily disclosure of portfolio holdings allows other traders to predict or copy the fund’s investment strategy, which in turn can hurt the fund’s performance. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily.

A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The Proxy Portfolio could be based on a broad-based securities index or the fund’s recently disclosed portfolio holdings. The Proxy Portfolio can change at any time, but is generally expected to change quarterly. To the extent the adviser determines that a security held in the fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

The fund also provides several portfolio statistics. The Portfolio Overlap is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for the fund’s calculation of NAV at the end of the prior business day. The Proxy Portfolio and Portfolio Overlap are available on the fund’s website on a daily basis, along with the fund’s Daily Deviation, Tracking Error, and Empirical Percentiles, each described below. Daily Deviation shows the difference in performance between the NAV of the fund and the NAV of the Proxy Portfolio. Tracking Error is the deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day). Empirical Percentiles shows frequency and magnitude of performance differences between the fund and the Proxy Portfolio over time. The Proxy Portfolio and these other metrics described are intended to provide investors and traders with enough information to allow for an effective arbitrage mechanism, which keeps the market price of the fund’s shares at or close to the underlying NAV per share of the fund. The exchange will disseminate an INAV of the fund, which is based on the fund’s portfolio holdings, every fifteen seconds during the regular trading day. Additional information about the INAV, including the methodology for calculation and risks are available in the fund’s SAI.

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The fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

The fund may invest in common stocks listed on a foreign exchange that trade on such exchange synchronously with the fund’s shares (i.e., during the U.S. listing exchange’s trading hours). These foreign securities could include (a) non-U.S. dollar denominated securities traded outside the U.S. so long as the stock trades at the same time as the fund’s shares and (b) U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase ADRs issued by a U.S. financial institution (i.e., a depositary), which are certificates evidencing ownership of a security or pool of securities issued by a foreign issuer that have been deposited with the depositary. ADRs trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

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Principal Risks

The principal risks associated with the fund’s principal investment strategies, which may be even greater in unfavorable or uncertain market conditions, include the following:

Proxy portfolio structure: The fund does not disclose portfolio holdings daily. The fund uses a Proxy Portfolio, which is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. The fund may not always effectively construct a Proxy Portfolio that closely tracks the daily performance of the fund’s portfolio holdings. Because the fund uses a Proxy Portfolio, there is a risk that the fund’s shares may trade at a wider bid-ask spread than shares of ETFs that disclose portfolio holdings daily. This risk is heightened during periods of market disruption and volatility, and, therefore, may cost you more to trade. Although the fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and publicly available information, including intraday net asset value (INAV), to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders. Because the fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares. The INAV calculations are estimates of the value of the fund’s NAV per share. Premiums and discounts between the INAV and the market price may occur. The INAV should not be viewed as a “real-time” update of the NAV per share.

Premium/Discount: Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV per share of the fund. These price differences may be greater for this fund compared to ETFs that disclose portfolio holdings daily because it provides different portfolio holdings information to traders. The adviser will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions.

Trading halt: It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the listing exchange. If securities representing 10% or more of the fund’s portfolio do not have readily available market quotations, the fund would promptly request the listing exchange to halt trading on the fund. Trading halts may have a greater impact on the fund, compared to ETFs that disclose portfolio holdings daily. In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

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Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. In addition, to the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions. In addition, costs could be imposed on the fund which would have the effect of decreasing the fund’s net asset value to the extent the costs are not offset by a transaction fee payable by an Authorized Participant. During times of market stress, Authorized Participants may be more likely to step away from an ETF that does not disclose holdings daily.

ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Dividend-paying stocks: The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. For example, a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. In addition, stocks of companies with a history of paying dividends may not benefit from a broad market advance to the same degree as the overall stock market.

Stock investing: The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, regional, or global political, regulatory, or economic developments; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

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Value investing: Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time (or at all) or that a stock judged to be undervalued may actually be appropriately priced. Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price. If the fund’s assessment of market conditions or a company’s value is inaccurate, the fund could suffer losses or produce poor performance relative to other funds. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

Market conditions: The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, tariffs and shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies, and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Large-cap stocks: Although stocks issued by large-cap companies tend to have less overall volatility than stocks issued by small- and mid-cap companies, large-cap companies may not be able to attain the high growth rates of successful small- and mid-cap companies, especially during strong economic periods. In addition, large-cap companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

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Sector exposure: At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector.

Active management: The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches: The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund, its investment adviser and subadviser(s) (as applicable), or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Investment Management Practices

The fund may employ additional investment management practices as described in this section. The fund’s investments may be subject to further restrictions and risks described in the SAI, which contains more detailed information about the fund and its investments, operations, and expenses.

ESG Integration

The Firm integrates the analysis of governance and sustainability factors into the investment process in an effort to maximize financial performance (known as ESG integration). The Firm focuses on the particular governance and sustainability factors considered most likely to have a material impact on the performance of the holdings or potential holdings in the fund’s portfolio. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, this analysis may not be relevant or possible due to a lack of data.

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Reserve Position

The adviser normally maintains a certain portion of the fund’s assets in reserves. The reserve position helps the adviser to manage liquidity and take advantage of investment opportunities without selling other fund assets, meet redemption requests, and manage cash flows into the fund, and manage risk by increasing the reserve position during periods of current or expected market volatility. The fund’s reserve position typically consists of: (1) shares of a government money market fund; (2) short-term, high-quality U.S. money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Temporary Defensive Position

The adviser may assume a temporary defensive position for the fund in order to respond to adverse market, economic, political, or other conditions, such as to provide flexibility in satisfying significant redemption activity, managing flows into or out of the fund, or paying expenses. The temporary defensive position may be inconsistent with the fund’s principal investment objective(s) and/or strategies, which may impact the fund’s returns or its ability to achieve its investment objective(s). For temporary defensive purposes, the fund may hold a greater amount of assets in reserves than normal or invest without limit in cash or other liquid instruments.

Borrowing Money and Transferring Assets

The fund may not borrow for investment purposes or hold short positions. The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Portfolio Turnover

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs, and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. This fund is expected to have a low turnover rate. The fund’s portfolio turnover rates are shown in the Financial Highlights table.

Financial Highlights

The Financial Highlights table, which provides information about the fund’s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund’s financial statements, which are included in its Form N-CSR and are incorporated by reference into the SAI (available upon request). The financial statements were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	Year Ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
NET ASSET VALUE
Beginning of period	$ 40.52	$ 36.53	$ 34.10	$ 36.08	$ 29.49

Investment activities
Net investment income(1)(2)	0.80	0.79	0.80	0.74	0.64
Net realized and unrealized gain/loss	4.56	3.95	2.40	(1.93)	7.04
Total from investment activities	5.36	4.74	3.20	(1.19)	7.68

Distributions
Net investment income	(0.77)	(0.75)	(0.77)	(0.70)	(0.59)
Net realized gain	—	—	—	(0.09)	(0.50)
Total distributions	(0.77)	(0.75)	(0.77)	(0.79)	(1.09)
NET ASSET VALUE
End of period	$ 45.11	$ 40.52	$ 36.53	$ 34.10	$ 36.08
Ratios/Supplemental Data
Total return, based on NAV(2)(3)	13.31%	13.03%	9.59%	(3.25)%	26.25%
Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.54%	0.54%	0.54%	0.54%	0.54%
Net expenses after waivers/payments by Price Associates	0.54%	0.54%	0.54%	0.54%	0.54%
Net investment income	1.88%	1.97%	2.34%	2.13%	1.85%
Portfolio turnover rate(4)	17.2%	19.6%	20.4%	19.7%	24.5%
Net assets, end of period (in thousands)	$ 368,105	$ 263,799	$ 140,451	$ 99,063	$ 57,722

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
(4)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.

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DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their portfolio holdings periodically on troweprice.com. A description of the policies and procedures with respect to the disclosure of portfolio holdings and other portfolio information for the T. Rowe Price Funds is available in the SAI.

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Additional Information About the Purchase and Sale of Fund Shares

Fund shares are issued or redeemed only in large blocks of fund shares (previously defined as “Creation Units”) and only to financial institutions known as Authorized Participants, in accordance with procedures described in the SAI. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash at NAV next determined after receipt of an order in proper form. The fund’s Proxy Portfolio is the fund’s designated basket of cash and securities unless custom baskets are permitted or required by the fund. Creation Unit transactions may be made on any day that the New York Stock Exchange (NYSE) is open for business.

Individual shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc., and they may be sold at a premium or discount to NAV. When purchasing or redeeming Creation Units, Authorized Participants are required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge, as described in the SAI.

An Authorized Participant may purchase or redeem a Creation Unit of a fund on any business day in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the fund’s SAI.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in a fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth therein or in SEC rules thereunder. In order for a registered investment company to invest in shares of a fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, comply with certain conditions, including entering into an investment agreement with the fund. Foreign investment companies are permitted to invest in the funds only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC Staff no-action relief.

Meeting Redemption Requests

The fund anticipates regularly meeting redemption requests by delivering a combination of in-kind redemptions and/or cash. The fund reserves the right to pay redemption proceeds to an Authorized Participant entirely or partly in cash. Cash used for redemptions will be raised from the sale of the fund’s portfolio holdings or may come from existing holdings of cash or cash equivalents.

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The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs. In certain circumstances, the T. Rowe Price Funds may also meet redemption requests through an overdraft of the fund’s account with its custodian. In addition, certain T. Rowe Price Funds have a revolving line of credit in place to help meet short-term redemptions and liquidity needs, if necessary, as described in the SAI. During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through these short-term borrowing arrangements (if available).

Under normal circumstances, the fund will pay out redemption proceeds to a redeeming Authorized Participant after the Authorized Participant’s redemption request is received, in accordance with the process set forth in the fund’s SAI and in the agreement between the Authorized Participant and the fund’s distributor. However, the fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an Authorized Participant, as permitted by the Investment Company Act of 1940 and the rules thereunder. With respect to redemptions that include foreign investments, the fund may pay out redemption proceeds or deliver the securities up to 15 days after the receipt of a redemption request.

Pricing of Individual Fund Shares

Market Price The trading prices of a fund’s shares in the secondary market (Market Price) generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. NAV is the price per share at which the fund issues and redeems shares to Authorized Participants in Creation Units (see “Net Asset Value” below). The fund’s Market Price is based on either the “Closing Price” of shares, which is the official closing of shares on the fund’s listing exchange or, if more accurate than the Closing Price, the “Bid-Ask Price,” which is the midpoint of the highest bid and lowest offer on the “National Best Bid and Offer” at the time that the fund’s NAV is calculated. The National Best Bid and Offer is the current national best bid and national best offer as disseminated by the Consolidated Quotation System or UTP Plan Securities Information Processor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Please refer to the fund’s website for additional information (troweprice.com).

Premiums and Discounts The “premium/discount” refers to the premium or discount to NAV at the end of a trading day and will be calculated based on the last Bid-Ask Price or the Closing Price on a given trading day. The NAV of a fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during a fund’s four previous quarters (or for the life of the fund) can be found at troweprice.com.

SHAREHOLDER INFORMATION	21

Net Asset Value To calculate the fund’s NAV, the fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of the fund’s shares outstanding. On each day that the NYSE is open, fund shares are ordinarily valued as of the close of regular trading. Information that becomes known to the fund or its agents after the time as of which the NAV has been calculated on a particular day generally will not be used to retroactively adjust the price of a security or the NAV determined earlier that day. The fund reserves the right to change the time its NAV is calculated if the fund or NYSE closes earlier or as permitted by the SEC.

The fund’s NAV is based on the fund’s portfolio holdings. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in government money market funds are valued at the closing NAV per share of that government money market fund on the day of valuation. Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by T. Rowe Price, as the valuation designee, designated by the Board, by taking into account various, adopted factors and methodologies for determining the fair value. This value may differ from the value the fund receives upon sale of the securities. T. Rowe Price may also fair value certain securities or a group of securities if, for example, an event occurs that affects the value of a security after the close of trading on the market.

Frequent Purchases and Redemptions of Fund Shares

The Board has not adopted policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the fund’s shares because the fund sells and redeems shares at NAV only in Creation Units, pursuant to the terms of the agreement between the Authorized Participant and the fund’s distributor, and such direct trading between the fund and Authorized Participants is critical to ensuring that the fund’s shares trade at or close to NAV. Further, the vast majority of trading in fund shares occurs on the secondary market, which does not involve the fund directly and, therefore, does not cause the fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the fund may impose a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the fund in connection with the issuance and redemption of Creation Units, and may employ fair valuation pricing to minimize potential dilution from market timing. The fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

T. Rowe Price	22

Compensation to Financial Intermediaries

T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution, shareholder servicing, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, registered investment advisers, or banks, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The SAI provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or providing preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Dividends and Distributions

Each fund intends to qualify to be treated each year as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and were ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders. Generally, your share of the distributions is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution that is declared less frequently than daily may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

The fund distributes substantially all of its net investment income, if any, to shareholders in the form of dividends. In addition, the fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Dividend payments are made through Depository Trust Company (DTC) participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

SHAREHOLDER INFORMATION	23

The fund intends to distribute its net investment income and realized capital gains to shareholders for each taxable period. A fund with a higher portfolio turnover may result in higher capital gain distributions. Generally, your share of the distribution is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Blue Chip Growth, Growth Stock, and U.S. Structured Research	● Dividends, if any, are declared and paid annually, generally in December.
Dividend Growth and Equity Income	● Dividends, if any, are declared and paid quarterly, in March, June, September, and December.
All funds	● If necessary, a fund may make additional distributions on short notice to minimize any fund-level tax liabilities. ● Must be a shareholder on the dividend record date.

No dividend reinvestment service is provided by the fund. Financial intermediaries may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state, and local tax consequences to you of investing in the fund. Your financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

In most cases, your financial intermediary will provide information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

T. Rowe Price	24

If you invest in the fund through a taxable account, you generally will be subject to tax when:

●	You sell fund shares.

●	The fund makes dividend or capital gain distributions.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, you generally may be allowed a deduction up to 20% on your qualified real estate investment trust dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

Taxes on Sales of Fund Shares

When you sell shares in the fund, you may realize a gain or loss.

All or a portion of the loss realized from a sale or exchange of fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

Your financial intermediary should make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. You should check with your financial intermediary regarding the applicable cost basis method. You should, however, note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate.

SHAREHOLDER INFORMATION	25

Taxes on Fund Distributions

Your financial intermediary will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Ordinary dividends and capital gain distributions may also be subject to state and local taxes. Your financial intermediary will send any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax, whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. A fund may redeem Creation Units in part or entirely in cash. As a result, it may have more capital gain distributions than it will if it redeems Creation Units in kind. If you realized a loss on the sale of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares.

The fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

T. Rowe Price	26

If you are subject to backup withholding, your financial intermediary will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if your financial intermediary is notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or your financial intermediary’s records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

Tax Consequences of Hedging

Entering into certain transactions involving futures may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Consequences of Shareholder Turnover

If the fund’s portfolio transactions result in a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the loss may be carried forward and used to offset future realized capital gains. However, its ability to carry forward such losses will be limited if the fund experiences an “ownership change” within the meaning of the Internal Revenue Code. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period.

Because the fund may have only a few large shareholders, an ownership change can occur in the normal course of shareholder purchases and redemptions. The fund undertakes no obligation to avoid or prevent an ownership change. Moreover, because of circumstances beyond the fund’s control, there can be no assurance that the fund will not experience, or has not already experienced, an ownership change. An ownership change can reduce the fund’s ability to offset capital gains with losses, which could increase the amount of taxable gains that could be distributed to shareholders.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

The fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. If you buy shares shortly before a distribution, you may receive a portion of the money you just invested in the form of a taxable distribution. Generally, the fund would make distributions to shareholders of record on the record date. If you are purchasing fund shares through a broker, you may wish to confirm with your broker the date on which you would be entitled to the fund’s distributions.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

SHAREHOLDER INFORMATION	27

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax adviser.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. Except for money market funds, the fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. These documents and other information are available without charge through troweprice.com/prospectus. You can also request these documents and make shareholder inquiries at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary.

Annual and semi-annual shareholder reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231

1940 Act File No. 811-23494	ETF787-040 3/1/26

Prospectus March 1, 2026
T. ROWE PRICE
TGRW	Growth Stock ETF

This ETF is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

These additional risks may be even greater in bad or uncertain market conditions.

The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of the ETF, see “Proxy portfolio structure,” “Premium/Discount,” “Trading halt,” and “Authorized Participant.”

Principal U.S. Listing Exchange: NYSE Arca, Inc. Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY	1

Investment Objective(s)

The fund seeks to provide long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.52%

Other expenses	—

Total annual fund operating expenses	0.52

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 47.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with growth characteristics. The fund considers a company to have growth characteristics if the company’s securities are represented in an appropriate third-party growth-oriented index. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

T. Rowe Price	2

While the fund may invest in companies of any market capitalization, the fund generally seeks investments in stocks of large-cap companies with one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth. The fund’s growth-oriented investment approach to stock selection reflects the belief that when a company increases its earnings faster than both inflation and the overall growth rate of the economy, it may result in a higher stock price.

At times, the fund may have a significant portion of its assets invested in the same economic sector, such as the information technology sector.

The fund is nondiversified, which means it may invest a greater percentage of its assets in a particular issuer than is permissible for a diversified fund.

The fund is an actively-managed, exchange-traded fund (ETF) that does not disclose portfolio holdings daily. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The Proxy Portfolio could be based on a broad-based securities index or the fund’s recently disclosed portfolio holdings. The fund’s Portfolio Overlap is available on the fund’s website daily. The Portfolio Overlap is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for the fund’s calculation of net asset value (NAV) at the end of the prior business day.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Proxy portfolio structure: The fund does not disclose portfolio holdings daily. The fund uses a Proxy Portfolio, which is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. The fund may not always effectively construct a Proxy Portfolio that closely tracks the daily performance of the fund’s portfolio holdings. Because the fund uses a Proxy Portfolio, there is a risk that the fund’s shares may trade at a wider bid-ask spread than shares of ETFs that disclose their portfolio holdings daily. This risk is heightened during periods of market disruption and volatility, and, therefore, may cost you more to trade. Although the fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and publicly available information, including intraday net asset value (INAV), to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders. Because the fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares.

SUMMARY	3

Premium/Discount: Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV per share of the fund. These price differences may be greater for this fund compared to ETFs that disclose portfolio holdings daily because it provides different portfolio holdings information to traders. The adviser will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions. Each day, the website provides the fund’s Tracking Error, which means the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day).

Trading halt: It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the listing exchange. If securities representing 10% or more of the fund’s portfolio do not have readily available market quotations, the fund would promptly request the listing exchange to halt trading on the fund. In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. To the extent an Authorized Participant cannot or will not engage in creation and redemption transactions, shares may be more likely to trade at a premium or discount to the fund's NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions. During times of market stress, Authorized Participants may be more likely to step away from an ETF that does not disclose holdings daily.

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ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Growth investing: The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Large-cap stocks: Securities issued by large-cap companies tend to be less volatile than securities issued by small- and mid-cap companies. However, large-cap companies may not be able to attain the high growth rates of successful small- and mid-cap companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Sector exposure: Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

SUMMARY	5

Information technology sector: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel.

Nondiversification: As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

T. Rowe Price	6

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/25	17.24%	Worst Quarter	6/30/22	-25.59%

The following table shows the average annual total returns for the fund. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Russell 3000® Index). In addition, the table may also include one or more indexes that align to the fund’s investment strategy.

SUMMARY	7

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

Average Annual Total Returns
	Periods ended
	December 31, 2025

			Since		Inception
	1 Year	5 Years	inception		date
Growth Stock ETF					08/04/2020
Returns before taxes	15.39%	9.61%	12.03%
Returns after taxes on distributions	15.39	9.59	12.00
Returns after taxes on distributions and sale
of fund shares	9.11	7.61	9.64
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)
	17.15	13.15	15.41	[a]
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)
	18.56	15.32	17.14	[a]
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	17.88	14.42	16.12	[a]
Lipper Large-Cap Growth Funds Index
	17.78	12.71	14.61	[a]

[a]	Return since 8/4/20.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Name	Title	Managed Fund Since	Joined Investment Adviser
James Stillwagon*	Portfolio Manager and Chair of Investment Advisory Committee	2025	2017

*	Effective April 1, 2026, Eric DeVilbiss will join James Stillwagon as the fund’s co-portfolio manager and will become a cochair of the fund’s Investment Advisory Committee. Mr. DeVilbiss was originally with T. Rowe Price from 2006 to 2010 and returned to T. Rowe Price in 2012.

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). All purchases and sales are made pursuant to this prospectus. Please refer to the fund’s website for additional information (troweprice.com).

T. Rowe Price	8

Tax Information

Any fund distributions are typically declared and paid in December. A distribution may consist of ordinary dividends, capital gains, and return of capital. Redemptions or sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More About the Fund	2

Management of the FUnd

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 1307 Point Street, Baltimore, Maryland 21231. As of December 31, 2025, T. Rowe Price and its affiliates (Firm) had approximately $1.78 trillion in assets under management.

Portfolio Management

The portfolio manager is primarily responsible for the day-to-day management of the fund’s portfolio. The portfolio manager is James Stillwagon. The following information provides the year that the portfolio manager first joined the Firm and the portfolio manager’s specific business experience during the past five years (although the portfolio manager may have had portfolio management responsibilities for a longer period). Mr. Stillwagon has been portfolio manager of the fund since 2025. He joined the Firm in 2017, and his investment experience dates from 2008. During the past five years, he has served as a portfolio manager. Effective April 1, 2026, Eric DeVilbiss will join Mr. Stillwagon as the fund’s co-portfolio manager. Mr. DeVilbiss was originally with the Firm from 2006 to 2010 and rejoined the Firm in 2012, and his investment experience dates from 2006. During the past five years, he has served as an equity research analyst and an associate portfolio manager. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

T. Rowe Price has also established an Investment Advisory Committee with respect to the fund. The portfolio manager works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: James Stillwagon, chair, Stephanie L. Beebe, Eric DeVilbiss, Shawn Driscoll, David Eiswert, Jon Friar, Paul Greene, Jill Jortner, Ross MacMillan, Lee Sandquist, Daniel J. Shear, Taymour Tamaddon, and Justin White. Effective April 1, 2026, Mr. DeVilbiss will become a cochair of the committee.

The Management Fee

The fund pays the investment adviser an annual all-inclusive fee based on the fund’s average daily net assets. For the prior fiscal year, the fund’s all-inclusive fee rate was 0.52%. The all-inclusive fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, except for certain expenses. The following expenses are excluded from the annual all-inclusive fee: interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and nonrecurring and extraordinary expenses.

T. Rowe Price	10

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) is contained in Form N-CSR filed with the SEC for the period ended June 30, and made available on the fund’s website at troweprice.com/prospectus.

MORE INFORMATION ABOUT THE FUND’s investment Objective(s), Strategies, and risks

Investment Objective(s)

The fund seeks to provide long-term capital growth.

The fund’s investment objective(s) constitutes a non-fundamental policy that the Board may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the fund are set forth in the SAI.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with growth characteristics. Shareholders will receive at least 60 days’ prior notice of a change to the fund’s 80% investment policy. The fund considers a company to have growth characteristics if the company’s securities are represented in an appropriate third-party growth-oriented index. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

While the fund may invest in companies of any market capitalization, the fund generally seeks investments in stocks of large-cap companies with one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth. The fund’s growth-oriented investment approach to stock selection reflects the belief that when a company increases its earnings faster than both inflation and the overall growth rate of the economy, it may result in a higher stock price.

The adviser generally looks for companies with one or more of the following:

Strong growth rate Above-average growth in sales, earnings and cash flow.

Operations in “fertile fields” The ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy.

More About the Fund	11

Durability of earnings growth A lucrative niche in the economy that enables the company to expand even during times of slow growth. Ideally, profit margins should be widening due to economic factors rather than one-time events such as lower taxes.

Management Seasoned management teams with a track record of providing superior financial results are important for a company’s long-term growth prospects. Our analysts will evaluate the depth and breadth of a company’s management experience.

At times, the fund may have a significant portion of its assets invested in the same economic sector, such as the information technology sector.

The fund is nondiversified, which means it may invest a greater percentage of its assets in a particular issuer than is permissible for a diversified fund.

The fund is an actively-managed ETF that does not disclose portfolio holdings daily. Daily disclosure of portfolio holdings allows other traders to predict or copy the fund’s investment strategy, which in turn can hurt the fund’s performance. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily.

A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The Proxy Portfolio could be based on a broad-based securities index or the fund’s recently disclosed portfolio holdings. The Proxy Portfolio can change at any time, but is generally expected to change quarterly. To the extent the adviser determines that a security held in the fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

The fund also provides several portfolio statistics. The Portfolio Overlap is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for the fund’s calculation of NAV at the end of the prior business day. The Proxy Portfolio and Portfolio Overlap are available on the fund’s website on a daily basis, along with the fund’s Daily Deviation, Tracking Error, and Empirical Percentiles, each described below. Daily Deviation shows the difference in performance between the NAV of the fund and the NAV of the Proxy Portfolio. Tracking Error is the deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day). Empirical Percentiles shows frequency and magnitude of performance differences between the fund and the Proxy Portfolio over time. The Proxy Portfolio and these other metrics described are intended to provide investors and traders with enough information to allow for an effective arbitrage mechanism, which keeps the market price of the fund’s shares at or close to the underlying NAV per share of the fund. The exchange will disseminate an INAV of the fund, which is based on the fund’s portfolio holdings, every fifteen seconds during the regular trading day. Additional information about the INAV, including the methodology for calculation and risks are available in the fund’s SAI.

T. Rowe Price	12

The fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Principal Risks

The principal risks associated with the fund’s principal investment strategies, which may be even greater in unfavorable or uncertain market conditions, include the following:

Proxy portfolio structure: The fund does not disclose portfolio holdings daily. The fund uses a Proxy Portfolio, which is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. The fund may not always effectively construct a Proxy Portfolio that closely tracks the daily performance of the fund’s portfolio holdings. Because the fund uses a Proxy Portfolio, there is a risk that the fund’s shares may trade at a wider bid-ask spread than shares of ETFs that disclose portfolio holdings daily. This risk is heightened during periods of market disruption and volatility, and, therefore, may cost you more to trade. Although the fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and publicly available information, including intraday net asset value (INAV), to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders. Because the fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares. The INAV calculations are estimates of the value of the fund’s NAV per share. Premiums and discounts between the INAV and the market price may occur. The INAV should not be viewed as a “real-time” update of the NAV per share.

More About the Fund	13

Premium/Discount: Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV per share of the fund. These price differences may be greater for this fund compared to ETFs that disclose portfolio holdings daily because it provides different portfolio holdings information to traders. The adviser will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions.

Trading halt: It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the listing exchange. If securities representing 10% or more of the fund’s portfolio do not have readily available market quotations, the fund would promptly request the listing exchange to halt trading on the fund. Trading halts may have a greater impact on the fund, compared to ETFs that disclose portfolio holdings daily. In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. In addition, to the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the fund's NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions. In addition, costs could be imposed on the fund which would have the effect of decreasing the fund's net asset value to the extent the costs are not offset by a transaction fee payable by an Authorized Participant. During times of market stress, Authorized Participants may be more likely to step away from an ETF that does not disclose holdings daily.

ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

T. Rowe Price	14

Stock investing: The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, regional, or global political, regulatory, or economic developments; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Growth investing: Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. Growth stocks tend to be more volatile than other types of stocks, and their prices may fluctuate more dramatically than the overall stock markets. Growth stocks are typically priced higher than other stocks because investors believe they have more growth potential, which may or may not be realized. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices for growth stocks.

Market conditions: The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, tariffs and shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies, and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

More About the Fund	15

Large-cap stocks: Although stocks issued by large-cap companies tend to have less overall volatility than stocks issued by small- and mid-cap companies, large-cap companies may not be able to attain the high growth rates of successful small- and mid-cap companies, especially during strong economic periods. In addition, large-cap companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

Sector exposure: At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector.

Information technology sector: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Nondiversification: Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

Active management: The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches: The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund, its investment adviser and subadviser(s) (as applicable), or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

T. Rowe Price	16

Additional Investment Management Practices

The fund may employ additional investment management practices as described in this section. The fund’s investments may be subject to further restrictions and risks described in the SAI, which contains more detailed information about the fund and its investments, operations, and expenses.

ESG Integration

The Firm integrates the analysis of governance and sustainability factors into the investment process in an effort to maximize financial performance (known as ESG integration). The Firm focuses on the particular governance and sustainability factors considered most likely to have a material impact on the performance of the holdings or potential holdings in the fund’s portfolio. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, this analysis may not be relevant or possible due to a lack of data.

Reserve Position

The adviser normally maintains a certain portion of the fund’s assets in reserves. The reserve position helps the adviser to manage liquidity and take advantage of investment opportunities without selling other fund assets, meet redemption requests, and manage cash flows into the fund, and manage risk by increasing the reserve position during periods of current or expected market volatility. The fund’s reserve position typically consists of: (1) shares of a government money market fund; (2) short-term, high-quality U.S. money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Temporary Defensive Position

The adviser may assume a temporary defensive position for the fund in order to respond to adverse market, economic, political, or other conditions, such as to provide flexibility in satisfying significant redemption activity, managing flows into or out of the fund, or paying expenses. The temporary defensive position may be inconsistent with the fund’s principal investment objective(s) and/or strategies, which may impact the fund’s returns or its ability to achieve its investment objective(s). For temporary defensive purposes, the fund may hold a greater amount of assets in reserves than normal or invest without limit in cash or other liquid instruments.

Borrowing Money and Transferring Assets

The fund may not borrow for investment purposes or hold short positions. The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

More About the Fund	17

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs, and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. This fund is expected to have a low turnover rate. The fund’s portfolio turnover rates are shown in the Financial Highlights table.

Financial Highlights

The Financial Highlights table, which provides information about the fund’s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund’s financial statements, which are included in its Form N-CSR and are incorporated by reference into the SAI (available upon request). The financial statements were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

T. Rowe Price	18

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	Year Ended
	12/31/25	12/31/24	12/31/23		12/31/22	12/31/21

NET ASSET VALUE
Beginning of period	$39.83	$30.62	$20.57		$33.39	$29.17

Investment activities
Net investment loss(1)(2)	(0.02)	(0.02)	0.00	(3)	(0.02)	(0.06)
Net realized and unrealized gain/loss	6.15	9.23	10.05		(12.80)	4.41
Total from investment activities	6.13	9.21	10.05		(12.82)	4.35

Distributions
Net investment income	—	—	(0.00	)(3)	—	—
Net realized gain	—	—	—		—	(0.13)
Total distributions	—	—	(0.00	)(3)	—	(0.13)

NET ASSET VALUE

End of period	$45.96	$39.83	$30.62		$20.57	$33.39
Ratios/Supplemental Data
Total return, based on NAV(2)(4)	15.39%	30.08%	48.87%		(38.39)%	14.94%
Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.52%	0.52%	0.52%		0.52%	0.52%
Net expenses after waivers/payments by Price Associates	0.52%	0.52%	0.52%		0.52%	0.52%
Net investment income (loss)	(0.05)%	(0.06)%	0.01%		(0.10)%	(0.20)%
Portfolio turnover rate(5)	47.5%	49.8%	34.1%		35.9%	37.9%
Net assets, end of period (in thousands)	$916,958	$317,068	$60,005		$34,669	$50,256

(1)	Per share amounts calculated using average shares outstanding method.
(2)	Includes the impact of expense-related arrangements with Price Associates.
(3)	Amounts round to less than $0.01 per share.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
(5)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.

More About the Fund	19

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their portfolio holdings periodically on troweprice.com. A description of the policies and procedures with respect to the disclosure of portfolio holdings and other portfolio information for the T. Rowe Price Funds is available in the SAI.

SHAREHOLDER INFORMATION	3

Additional Information About the Purchase and Sale of Fund Shares

Fund shares are issued or redeemed only in large blocks of fund shares (previously defined as “Creation Units”) and only to financial institutions known as Authorized Participants, in accordance with procedures described in the SAI. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash at NAV next determined after receipt of an order in proper form. The fund’s Proxy Portfolio is the fund’s designated basket of cash and securities unless custom baskets are permitted or required by the fund. Creation Unit transactions may be made on any day that the New York Stock Exchange (NYSE) is open for business.

Individual shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc., and they may be sold at a premium or discount to NAV. When purchasing or redeeming Creation Units, Authorized Participants are required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge, as described in the SAI.

An Authorized Participant may purchase or redeem a Creation Unit of a fund on any business day in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the fund’s SAI.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in a fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth therein or in SEC rules thereunder. In order for a registered investment company to invest in shares of a fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, comply with certain conditions, including entering into an investment agreement with the fund. Foreign investment companies are permitted to invest in the funds only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC Staff no-action relief.

Meeting Redemption Requests

The fund anticipates regularly meeting redemption requests by delivering a combination of in-kind redemptions and/or cash. The fund reserves the right to pay redemption proceeds to an Authorized Participant entirely or partly in cash. Cash used for redemptions will be raised from the sale of the fund's portfolio holdings or may come from existing holdings of cash or cash equivalents.

SHAREHOLDER INFORMATION	21

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs. In certain circumstances, the T. Rowe Price Funds may also meet redemption requests through an overdraft of the fund's account with its custodian. In addition, certain T. Rowe Price Funds have a revolving line of credit in place to help meet short-term redemptions and liquidity needs, if necessary, as described in the SAI. During periods of deteriorating or stressed market conditions, when an increased portion of the fund's portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through these short-term borrowing arrangements (if available).

Under normal circumstances, the fund will pay out redemption proceeds to a redeeming Authorized Participant after the Authorized Participant's redemption request is received, in accordance with the process set forth in the fund's SAI and in the agreement between the Authorized Participant and the fund's distributor. However, the fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an Authorized Participant, as permitted by the Investment Company Act of 1940 and the rules thereunder. With respect to redemptions that include foreign investments, the fund may pay out redemption proceeds or deliver the securities up to 15 days after the receipt of a redemption request.

Pricing of Individual Fund Shares

Market Price The trading prices of a fund’s shares in the secondary market (Market Price) generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. NAV is the price per share at which the fund issues and redeems shares to Authorized Participants in Creation Units (see “Net Asset Value” below). The fund’s Market Price is based on either the “Closing Price” of shares, which is the official closing of shares on the fund’s listing exchange or, if more accurate than the Closing Price, the “Bid-Ask Price,” which is the midpoint of the highest bid and lowest offer on the “National Best Bid and Offer” at the time that the fund’s NAV is calculated. The National Best Bid and Offer is the current national best bid and national best offer as disseminated by the Consolidated Quotation System or UTP Plan Securities Information Processor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Please refer to the fund’s website for additional information (troweprice.com).

Premiums and Discounts The “premium/discount” refers to the premium or discount to NAV at the end of a trading day and will be calculated based on the last Bid-Ask Price or the Closing Price on a given trading day. The NAV of a fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during a fund’s four previous quarters (or for the life of the fund) can be found at troweprice.com.

T. Rowe Price	22

Net Asset Value To calculate the fund’s NAV, the fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of the fund’s shares outstanding. On each day that the NYSE is open, fund shares are ordinarily valued as of the close of regular trading. Information that becomes known to the fund or its agents after the time as of which the NAV has been calculated on a particular day generally will not be used to retroactively adjust the price of a security or the NAV determined earlier that day. The fund reserves the right to change the time its NAV is calculated if the fund or NYSE closes earlier or as permitted by the SEC.

The fund’s NAV is based on the fund’s portfolio holdings. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in government money market funds are valued at the closing NAV per share of that government money market fund on the day of valuation. Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by T. Rowe Price, as the valuation designee, designated by the Board, by taking into account various, adopted factors and methodologies for determining the fair value. This value may differ from the value the fund receives upon sale of the securities. T. Rowe Price may also fair value certain securities or a group of securities if, for example, an event occurs that affects the value of a security after the close of trading on the market.

Frequent Purchases and Redemptions of Fund Shares

The Board has not adopted policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the fund’s shares because the fund sells and redeems shares at NAV only in Creation Units, pursuant to the terms of the agreement between the Authorized Participant and the fund’s distributor, and such direct trading between the fund and Authorized Participants is critical to ensuring that the fund’s shares trade at or close to NAV. Further, the vast majority of trading in fund shares occurs on the secondary market, which does not involve the fund directly and, therefore, does not cause the fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the fund may impose a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the fund in connection with the issuance and redemption of Creation Units, and may employ fair valuation pricing to minimize potential dilution from market timing. The fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

SHAREHOLDER INFORMATION	23

Compensation to Financial Intermediaries

T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution, shareholder servicing, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, registered investment advisers, or banks, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The SAI provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or providing preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Dividends and Distributions

Each fund intends to qualify to be treated each year as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and were ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders. Generally, your share of the distributions is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution that is declared less frequently than daily may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

The fund distributes substantially all of its net investment income, if any, to shareholders in the form of dividends. In addition, the fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Dividend payments are made through Depository Trust Company (DTC) participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

T. Rowe Price	24

The fund intends to distribute its net investment income and realized capital gains to shareholders for each taxable period. A fund with a higher portfolio turnover may result in higher capital gain distributions. Generally, your share of the distribution is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Blue Chip Growth, Growth Stock, and U.S. Structured Research	● Dividends, if any, are declared and paid annually, generally in December.
Dividend Growth and Equity Income	● Dividends, if any, are declared and paid quarterly, in March, June, September, and December.
All funds	● If necessary, a fund may make additional distributions on short notice to minimize any fund-level tax liabilities. ● Must be a shareholder on the dividend record date.

No dividend reinvestment service is provided by the fund. Financial intermediaries may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state, and local tax consequences to you of investing in the fund. Your financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

In most cases, your financial intermediary will provide information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

SHAREHOLDER INFORMATION	25

If you invest in the fund through a taxable account, you generally will be subject to tax when:

●	You sell fund shares.

●	The fund makes dividend or capital gain distributions.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, you generally may be allowed a deduction up to 20% on your qualified real estate investment trust dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

Taxes on Sales of Fund Shares

When you sell shares in the fund, you may realize a gain or loss.

All or a portion of the loss realized from a sale or exchange of fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

Your financial intermediary should make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. You should check with your financial intermediary regarding the applicable cost basis method. You should, however, note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate.

T. Rowe Price	26

Taxes on Fund Distributions

Your financial intermediary will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Ordinary dividends and capital gain distributions may also be subject to state and local taxes. Your financial intermediary will send any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax, whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. A fund may redeem Creation Units in part or entirely in cash. As a result, it may have more capital gain distributions than it will if it redeems Creation Units in kind. If you realized a loss on the sale of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares.

The fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

SHAREHOLDER INFORMATION	27

If you are subject to backup withholding, your financial intermediary will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if your financial intermediary is notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or your financial intermediary’s records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

Tax Consequences of Hedging

Entering into certain transactions involving futures may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Consequences of Shareholder Turnover

If the fund’s portfolio transactions result in a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the loss may be carried forward and used to offset future realized capital gains. However, its ability to carry forward such losses will be limited if the fund experiences an “ownership change” within the meaning of the Internal Revenue Code. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period.

Because the fund may have only a few large shareholders, an ownership change can occur in the normal course of shareholder purchases and redemptions. The fund undertakes no obligation to avoid or prevent an ownership change. Moreover, because of circumstances beyond the fund’s control, there can be no assurance that the fund will not experience, or has not already experienced, an ownership change. An ownership change can reduce the fund’s ability to offset capital gains with losses, which could increase the amount of taxable gains that could be distributed to shareholders.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

The fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. If you buy shares shortly before a distribution, you may receive a portion of the money you just invested in the form of a taxable distribution. Generally, the fund would make distributions to shareholders of record on the record date. If you are purchasing fund shares through a broker, you may wish to confirm with your broker the date on which you would be entitled to the fund’s distributions.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

T. Rowe Price	28

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax adviser.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. Except for money market funds, the fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. These documents and other information are available without charge through troweprice.com/prospectus. You can also request these documents and make shareholder inquiries at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary.

Annual and semi-annual shareholder reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231

1940 Act File No. 811-23494	ETF788-040 3/1/26

Prospectus March 1, 2026
T. ROWE PRICE
TSPA	U.S. Equity Research ETF

This ETF is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

These additional risks may be even greater in bad or uncertain market conditions.

The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of the ETF, see “Proxy portfolio structure,” “Premium/Discount,” “Trading halt,” and “Authorized Participant.”

Principal U.S. Listing Exchange: NYSE Arca, Inc. Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY	1

Investment Objective(s)

The fund seeks to provide long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.34%

Other expenses	—

Total annual fund operating expenses	0.34

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 43.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities. The fund relies on MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider to determine the country assigned to a security. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

T. Rowe Price	2

The strategy attempts to create a portfolio with similar characteristics to the S&P 500 Stock Index (Index) with the potential to provide excess returns relative to the Index. The fund uses a disciplined portfolio construction process whereby it weights each sector and industry approximately the same as the Index. Within each sector and industry, the weighting of individual fund holdings can vary significantly from their weighting within the Index.

The fund attempts to outperform the Index by overweighting those stocks that are viewed favorably relative to their weighting in the Index, and underweighting or avoiding those stocks that are viewed negatively.

A portfolio oversight team, which includes the portfolio managers, is responsible for the overall structure of the fund and for developing rules for portfolio construction. The portfolio oversight team uses T. Rowe Price’s fundamental research by assigning equity analysts to select stocks for the fund within industries where they have focused expertise. The equity analysts are responsible for selecting stocks and determining the stocks’ weights within their industry-specific portfolios, subject to the oversight and discretion of the portfolio managers who work closely with the analysts.

The fund generally remains fully invested (less than 5% in cash reserves) and seeks to be sector neutral when compared to the Index. While the majority of assets are invested in large-cap U.S. common stocks, the fund may occasionally have some small- and mid-cap exposure in keeping with the fund’s objective.

At times, the fund may have a significant portion of its assets invested in the same economic sector, such as the information technology sector.

The fund is an actively-managed, exchange-traded fund (ETF) that does not disclose portfolio holdings daily. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The Proxy Portfolio could be based on a broad-based securities index or the fund’s recently disclosed portfolio holdings. The fund’s Portfolio Overlap is available on the fund’s website daily. The Portfolio Overlap is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for the fund’s calculation of net asset value (NAV) at the end of the prior business day.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

SUMMARY	3

Proxy portfolio structure: The fund does not disclose portfolio holdings daily. The fund uses a Proxy Portfolio, which is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. The fund may not always effectively construct a Proxy Portfolio that closely tracks the daily performance of the fund’s portfolio holdings. Because the fund uses a Proxy Portfolio, there is a risk that the fund’s shares may trade at a wider bid-ask spread than shares of ETFs that disclose their portfolio holdings daily. This risk is heightened during periods of market disruption and volatility, and, therefore, may cost you more to trade. Although the fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and publicly available information, including intraday net asset value (INAV), to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders. Because the fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares.

Premium/Discount: Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV per share of the fund. These price differences may be greater for this fund compared to ETFs that disclose portfolio holdings daily because it provides different portfolio holdings information to traders. The adviser will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions. Each day, the website provides the fund’s Tracking Error, which means the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day).

Trading halt: It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the listing exchange. If securities representing 10% or more of the fund’s portfolio do not have readily available market quotations, the fund would promptly request the listing exchange to halt trading on the fund. In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. To the extent an Authorized Participant cannot or will not engage in creation and redemption transactions, shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions. During times of market stress, Authorized Participants may be more likely to step away from an ETF that does not disclose holdings daily.

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ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Sector exposure: Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information technology sector: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel.

SUMMARY	5

Index correlation: Because the fund weights each sector and industry similar to the Index, the fund’s ability to broadly reallocate its portfolio due to changes in outlook for a particular sector or industry is less than other actively managed funds with greater flexibility to overweight or underweight certain industries due to changes in market conditions. As a result, the fund’s performance may lag the performance of other actively managed funds with more flexible investment programs.

Large-cap stocks: Securities issued by large-cap companies tend to be less volatile than securities issued by small- and mid-cap companies. However, large-cap companies may not be able to attain the high growth rates of successful small- and mid-cap companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

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The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/23	12.14%	Worst Quarter	6/30/22	-16.38%

The following table shows the average annual total returns for the fund. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Russell 3000® Index). In addition, the table may also include one or more indexes that align to the fund’s investment strategy.

SUMMARY	7

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

Average Annual Total Returns
	Periods ended
	December 31, 2025

		Since		Inception
	1 Year	inception		date
U.S. Equity Research ETF				06/08/2021
Returns before taxes	16.48%	13.24%
Returns after taxes on distributions	16.31	13.05
Returns after taxes on distributions and sale of fund shares	9.88	10.53

Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)
	17.15	11.41	[a]
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	17.88	12.78	[a]
Lipper Large-Cap Core Funds Index
	17.72	11.86	[a]

[a]	Return since 6/8/21.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Name	Title	Managed Fund Since	Joined Investment Adviser
Ann Holcomb	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2021	1996
Jason Nogueira	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2021	2004
Jason Polun	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2021	2003

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). All purchases and sales are made pursuant to this prospectus. Please refer to the fund’s website for additional information (troweprice.com).

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Tax Information

Any fund distributions are typically declared and paid in December. A distribution may consist of ordinary dividends, capital gains, and return of capital. Redemptions or sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More About the Fund	2

Management of the FUnd

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 1307 Point Street, Baltimore, Maryland 21231. As of December 31, 2025, T. Rowe Price and its affiliates (Firm) had approximately $1.78 trillion in assets under management.

Portfolio Management

The portfolio managers are primarily responsible for the day-to-day management of the fund’s portfolio. The portfolio managers are Ann Holcomb, Jason Nogueira, and Jason Polun. The following information provides the year that the portfolio managers first joined the Firm and the portfolio managers’ specific business experience during the past five years (although the portfolio managers may have had portfolio management responsibilities for a longer period). Ms. Holcomb and Mr. Polun have been co-portfolio managers of the fund since the fund’s inception. Mr. Nogueira became a co-portfolio manager of the fund later in 2021. Ms. Holcomb joined the Firm in 1996, and her investment experience dates from 1995. During the past five years, she has served as a Director of Research, North America and a portfolio manager. Mr. Nogueira joined the Firm in 2004, and his investment experience dates from 2001. During the past five years, he has served as a Director of Research, North America, a portfolio manager, and as head of Global Equity Research (beginning in 2025). Mr. Polun joined the Firm in 2003, and his investment experience dates from 1999. During the past five years, he has served as a Director of Equity Research, North America and a portfolio manager. The Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of the fund’s shares.

T. Rowe Price has also established an Investment Advisory Committee with respect to the fund. The portfolio managers work with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Ann Holcomb, Jason Nogueira, and Jason Polun, cochairs, Alexa Gagliardi, Jeff Holford, Vineet Khanna, Gregg Korondi, Bill D. Ledley, Greg Locraft, Ross MacMillan, Teddy Oaks, Lee Sandquist, Dhiren V. Shah, Daniel J. Shear, and Tony Wang.

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The Investment Advisory Committee works closely with a portfolio oversight team and a group of T. Rowe Price equity research analysts to implement the fund’s overall investment program. The portfolio oversight team is responsible for, among other things, ensuring adherence to portfolio constraints, monitoring risk controls, and helping to manage cash flows into and out of the fund. The members of the fund’s portfolio oversight team are the fund’s portfolio managers Ann Holcomb, Jason Nogueira, and Jason Polun, as well as Alexa Gagliardi and Tamzin Manning.

The Management Fee

The fund pays the investment adviser an annual all-inclusive fee based on the fund’s average daily net assets. For the prior fiscal year, the fund’s all-inclusive fee rate was 0.34%. The all-inclusive fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, except for certain expenses. The following expenses are excluded from the annual all-inclusive fee: interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and nonrecurring and extraordinary expenses.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) is contained in Form N-CSR filed with the SEC for the period ended June 30, and made available on the fund’s website at troweprice.com/prospectus.

MORE INFORMATION ABOUT THE FUND’s investment Objective(s), Strategies, and risks

Investment Objective(s)

The fund seeks to provide long-term capital growth.

The fund’s investment objective(s) constitutes a non-fundamental policy that the Board may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the fund are set forth in the SAI.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities. Shareholders will receive at least 60 days’ prior notice of a change to the fund’s 80% investment policy. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

The fund relies on MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider to determine the country assigned to a security. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized; (2) the location of the issuer’s principal place of business or principal office; (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market; and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits.

More About the Fund	11

The strategy attempts to create a portfolio with similar characteristics to the Index with the potential to provide excess returns relative to the Index. The fund uses a disciplined portfolio construction process whereby it weights each sector and industry approximately the same as the Index. Within each sector and industry, the weighting of individual fund holdings can vary significantly from their weighting within the Index.

The fund attempts to outperform the Index by overweighting those stocks that are viewed favorably relative to their weighting in the Index, and underweighting or avoiding those stocks that are viewed negatively.

A portfolio oversight team, which includes the portfolio managers, is responsible for the overall structure of the fund and for developing rules for portfolio construction. The portfolio oversight team uses T. Rowe Price’s fundamental research by assigning equity analysts to select stocks for the fund within industries where they have focused expertise. The equity analysts are responsible for selecting stocks and determining the stocks’ weights within their industry-specific portfolios, subject to the oversight and discretion of the portfolio managers who work closely with the analysts. The analysts and portfolio managers rely on fundamental research, which considers various factors such as the quality of a company’s management team and its business franchise, earnings growth potential of a company and its market sector, and valuation. The fund’s portfolio oversight team evaluates the performance of the overall portfolio and the analysts’ stock selections, tracking and aligning the fund’s risk characteristics with those of the Index, monitoring the portfolio’s exposures to industries and sectors, managing cash flows into and out of the fund, and ensuring overall compliance by the analysts with the fund’s portfolio construction principles. The portfolio managers are responsible for selecting stocks that meet the fund’s investment criteria, but have not yet been assigned to an analyst.

The fund generally remains fully invested (less than 5% in cash reserves) and seeks to be sector neutral when compared to the Index. While the majority of assets are invested in large-cap U.S. common stocks, the fund may occasionally have some small- and mid-cap exposure in keeping with the fund’s objective.

At times, the fund may have a significant portion of its assets invested in the same economic sector, such as the information technology sector.

The fund is an actively-managed ETF that does not disclose portfolio holdings daily. Daily disclosure of portfolio holdings allows other traders to predict or copy the fund’s investment strategy, which in turn can hurt the fund’s performance. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily.

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A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The Proxy Portfolio could be based on a broad-based securities index or the fund’s recently disclosed portfolio holdings. The Proxy Portfolio can change at any time, but is generally expected to change quarterly. To the extent the adviser determines that a security held in the fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

The fund also provides several portfolio statistics. The Portfolio Overlap is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for the fund’s calculation of NAV at the end of the prior business day. The Proxy Portfolio and Portfolio Overlap are available on the fund’s website on a daily basis, along with the fund’s Daily Deviation, Tracking Error, and Empirical Percentiles, each described below. Daily Deviation shows the difference in performance between the NAV of the fund and the NAV of the Proxy Portfolio. Tracking Error is the deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day). Empirical Percentiles shows frequency and magnitude of performance differences between the fund and the Proxy Portfolio over time. The Proxy Portfolio and these other metrics described are intended to provide investors and traders with enough information to allow for an effective arbitrage mechanism, which keeps the market price of the fund’s shares at or close to the underlying NAV per share of the fund. The exchange will disseminate an INAV of the fund, which is based on the fund’s portfolio holdings, every fifteen seconds during the regular trading day. Additional information about the INAV, including the methodology for calculation and risks are available in the fund’s SAI.

The fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

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Principal Risks

The principal risks associated with the fund’s principal investment strategies, which may be even greater in unfavorable or uncertain market conditions, include the following:

Proxy portfolio structure: The fund does not disclose portfolio holdings daily. The fund uses a Proxy Portfolio, which is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. The fund may not always effectively construct a Proxy Portfolio that closely tracks the daily performance of the fund’s portfolio holdings. Because the fund uses a Proxy Portfolio, there is a risk that the fund’s shares may trade at a wider bid-ask spread than shares of ETFs that disclose portfolio holdings daily. This risk is heightened during periods of market disruption and volatility, and, therefore, may cost you more to trade. Although the fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and publicly available information, including intraday net asset value (INAV), to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders. Because the fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares. The INAV calculations are estimates of the value of the fund’s NAV per share. Premiums and discounts between the INAV and the market price may occur. The INAV should not be viewed as a “real-time” update of the NAV per share.

Premium/Discount: Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying NAV per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV per share of the fund. These price differences may be greater for this fund compared to ETFs that disclose portfolio holdings daily because it provides different portfolio holdings information to traders. The adviser will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions.

Trading halt: It is possible that an active trading market for the shares will not be maintained, or that trading in the shares will be halted for reasons such as market-wide trading halts or the shares no longer meeting the listing requirements of the listing exchange. If securities representing 10% or more of the fund’s portfolio do not have readily available market quotations, the fund would promptly request the listing exchange to halt trading on the fund. Trading halts may have a greater impact on the fund, compared to ETFs that disclose portfolio holdings daily. In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website.

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Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. In addition, to the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions. In addition, costs could be imposed on the fund which would have the effect of decreasing the fund’s net asset value to the extent the costs are not offset by a transaction fee payable by an Authorized Participant. During times of market stress, Authorized Participants may be more likely to step away from an ETF that does not disclose holdings daily.

ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Market conditions: The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, tariffs and shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies, and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

MORE ABOUT THE FUND	15

Stock investing: The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, regional, or global political, regulatory, or economic developments; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Sector exposure: At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector.

Information technology sector: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Index correlation: Because the fund weights each sector and industry similar to the Index, the fund’s ability to broadly reallocate its portfolio due to changes in outlook for a particular sector or industry is less than other actively managed funds with greater flexibility to overweight or underweight certain industries due to changes in market conditions. As a result, the fund’s performance may lag the performance of other actively managed funds with more flexible investment programs.

Large-cap stocks: Although stocks issued by large-cap companies tend to have less overall volatility than stocks issued by small- and mid-cap companies, large-cap companies may not be able to attain the high growth rates of successful small- and mid-cap companies, especially during strong economic periods. In addition, large-cap companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

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Active management: The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches: The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund, its investment adviser and subadviser(s) (as applicable), or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Investment Management Practices

The fund may employ additional investment management practices as described in this section. The fund’s investments may be subject to further restrictions and risks described in the SAI, which contains more detailed information about the fund and its investments, operations, and expenses.

ESG Integration

The Firm integrates the analysis of governance and sustainability factors into the investment process in an effort to maximize financial performance (known as ESG integration). The Firm focuses on the particular governance and sustainability factors considered most likely to have a material impact on the performance of the holdings or potential holdings in the fund’s portfolio. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, this analysis may not be relevant or possible due to a lack of data.

Reserve Position

The adviser normally maintains a certain portion of the fund’s assets in reserves. The reserve position helps the adviser to manage liquidity and take advantage of investment opportunities without selling other fund assets, meet redemption requests, and manage cash flows into the fund, and manage risk by increasing the reserve position during periods of current or expected market volatility. The fund’s reserve position typically consists of: (1) shares of a government money market fund; (2) short-term, high-quality U.S. money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

More About the Fund	17

Temporary Defensive Position

The adviser may assume a temporary defensive position for the fund in order to respond to adverse market, economic, political, or other conditions, such as to provide flexibility in satisfying significant redemption activity, managing flows into or out of the fund, or paying expenses. The temporary defensive position may be inconsistent with the fund’s principal investment objective(s) and/or strategies, which may impact the fund’s returns or its ability to achieve its investment objective(s). For temporary defensive purposes, the fund may hold a greater amount of assets in reserves than normal or invest without limit in cash or other liquid instruments.

Borrowing Money and Transferring Assets

The fund may not borrow for investment purposes or hold short positions. The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights table.

Financial Highlights

The Financial Highlights table, which provides information about the fund’s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund’s financial statements, which are included in its Form N-CSR and are incorporated by reference into the SAI (available upon request). The financial statements were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

T. Rowe Price	18

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

	Year Ended				6/8/21(1) Through
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
NET ASSET VALUE
Beginning of period	$ 36.92	$ 29.36	$ 22.72	$ 28.25	$ 25.00

Investment activities
Net investment income(2)(3)	0.32	0.32	0.31	0.26	0.14
Net realized and unrealized gain/loss	5.77	7.42	6.45	(5.53)	3.23
Total from investment activities	6.09	7.74	6.76	(5.27)	3.37

Distributions
Net investment income	(0.27)	(0.18)	(0.12)	(0.23)	(0.12)
Net realized gain	-	-	-	(0.03)	-
Total distributions	(0.27)	(0.18)	(0.12)	(0.26)	(0.12)

NET ASSET VALUE

End of period	$ 42.74	$ 36.92	$ 29.36	$ 22.72	$ 28.25
Ratios/Supplemental Data
Total return, based on NAV(3)(4)	16.48%	26.37%	29.77%	(18.64)%	13.51%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.34%	0.34%	0.34%	0.34%	0.34%(5)
Net expenses after waivers/payments by Price Associates	0.34%	0.34%	0.34%	0.34%	0.34%(5)
Net investment income	0.81%	0.90%	1.18%	1.05%	0.92%(5)
Portfolio turnover rate(6)	43.6%	43.5%	42.2%	39.9%	13.0%
Net assets, end of period (in thousands)	$ 2,116,673	$ 1,056,386	$ 95,116	$ 23,064	$ 23,165

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	Includes the impact of expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.

More About the Fund	19

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their portfolio holdings periodically on troweprice.com. A description of the policies and procedures with respect to the disclosure of portfolio holdings and other portfolio information for the T. Rowe Price Funds is available in the SAI.

SHAREHOLDER INFORMATION	3

Additional Information About the Purchase and Sale of Fund Shares

Fund shares are issued or redeemed only in large blocks of fund shares (previously defined as “Creation Units”) and only to financial institutions known as Authorized Participants, in accordance with procedures described in the SAI. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash at NAV next determined after receipt of an order in proper form. The fund’s Proxy Portfolio is the fund’s designated basket of cash and securities unless custom baskets are permitted or required by the fund. Creation Unit transactions may be made on any day that the New York Stock Exchange (NYSE) is open for business.

Individual shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc., and they may be sold at a premium or discount to NAV. When purchasing or redeeming Creation Units, Authorized Participants are required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge, as described in the SAI.

An Authorized Participant may purchase or redeem a Creation Unit of a fund on any business day in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the fund’s SAI.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in a fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth therein or in SEC rules thereunder. In order for a registered investment company to invest in shares of a fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, comply with certain conditions, including entering into an investment agreement with the fund. Foreign investment companies are permitted to invest in the funds only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC Staff no-action relief.

Meeting Redemption Requests

The fund anticipates regularly meeting redemption requests by delivering a combination of in-kind redemptions and/or cash. The fund reserves the right to pay redemption proceeds to an Authorized Participant entirely or partly in cash. Cash used for redemptions will be raised from the sale of the fund’s portfolio holdings or may come from existing holdings of cash or cash equivalents.

SHAREHOLDER INFORMATION	21

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs. In certain circumstances, the T. Rowe Price Funds may also meet redemption requests through an overdraft of the fund’s account with its custodian. In addition, certain T. Rowe Price Funds have a revolving line of credit in place to help meet short-term redemptions and liquidity needs, if necessary, as described in the SAI. During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through these short-term borrowing arrangements (if available).

Under normal circumstances, the fund will pay out redemption proceeds to a redeeming Authorized Participant after the Authorized Participant’s redemption request is received, in accordance with the process set forth in the fund’s SAI and in the agreement between the Authorized Participant and the fund’s distributor. However, the fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an Authorized Participant, as permitted by the Investment Company Act of 1940 and the rules thereunder. With respect to redemptions that include foreign investments, the fund may pay out redemption proceeds or deliver the securities up to 15 days after the receipt of a redemption request.

Pricing of Individual Fund Shares

Market Price The trading prices of a fund’s shares in the secondary market (Market Price) generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. NAV is the price per share at which the fund issues and redeems shares to Authorized Participants in Creation Units (see “Net Asset Value” below). The fund’s Market Price is based on either the “Closing Price” of shares, which is the official closing of shares on the fund’s listing exchange or, if more accurate than the Closing Price, the “Bid-Ask Price,” which is the midpoint of the highest bid and lowest offer on the “National Best Bid and Offer” at the time that the fund’s NAV is calculated. The National Best Bid and Offer is the current national best bid and national best offer as disseminated by the Consolidated Quotation System or UTP Plan Securities Information Processor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Please refer to the fund’s website for additional information (troweprice.com).

Premiums and Discounts The “premium/discount” refers to the premium or discount to NAV at the end of a trading day and will be calculated based on the last Bid-Ask Price or the Closing Price on a given trading day. The NAV of a fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during a fund’s four previous quarters (or for the life of the fund) can be found at troweprice.com.

T. Rowe Price	22

Net Asset Value To calculate the fund’s NAV, the fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of the fund’s shares outstanding. On each day that the NYSE is open, fund shares are ordinarily valued as of the close of regular trading. Information that becomes known to the fund or its agents after the time as of which the NAV has been calculated on a particular day generally will not be used to retroactively adjust the price of a security or the NAV determined earlier that day. The fund reserves the right to change the time its NAV is calculated if the fund or NYSE closes earlier or as permitted by the SEC.

The fund’s NAV is based on the fund’s portfolio holdings. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in government money market funds are valued at the closing NAV per share of that government money market fund on the day of valuation. Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by T. Rowe Price, as the valuation designee, designated by the Board, by taking into account various, adopted factors and methodologies for determining the fair value. This value may differ from the value the fund receives upon sale of the securities. T. Rowe Price may also fair value certain securities or a group of securities if, for example, an event occurs that affects the value of a security after the close of trading on the market.

Frequent Purchases and Redemptions of Fund Shares

The Board has not adopted policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the fund’s shares because the fund sells and redeems shares at NAV only in Creation Units, pursuant to the terms of the agreement between the Authorized Participant and the fund’s distributor, and such direct trading between the fund and Authorized Participants is critical to ensuring that the fund’s shares trade at or close to NAV. Further, the vast majority of trading in fund shares occurs on the secondary market, which does not involve the fund directly and, therefore, does not cause the fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the fund may impose a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the fund in connection with the issuance and redemption of Creation Units, and may employ fair valuation pricing to minimize potential dilution from market timing. The fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

SHAREHOLDER INFORMATION	23

Compensation to Financial Intermediaries

T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution, shareholder servicing, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, registered investment advisers, or banks, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The SAI provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or providing preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Dividends and Distributions

Each fund intends to qualify to be treated each year as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and were ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders. Generally, your share of the distributions is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution that is declared less frequently than daily may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

The fund distributes substantially all of its net investment income, if any, to shareholders in the form of dividends. In addition, the fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Dividend payments are made through Depository Trust Company (DTC) participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

T. Rowe Price	24

The fund intends to distribute its net investment income and realized capital gains to shareholders for each taxable period. A fund with a higher portfolio turnover may result in higher capital gain distributions. Generally, your share of the distribution is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Blue Chip Growth, Growth Stock, and U.S. Structured Research	● Dividends, if any, are declared and paid annually, generally in December.
Dividend Growth and Equity Income	● Dividends, if any, are declared and paid quarterly, in March, June, September, and December.
All funds	● If necessary, a fund may make additional distributions on short notice to minimize any fund-level tax liabilities. ● Must be a shareholder on the dividend record date.

No dividend reinvestment service is provided by the fund. Financial intermediaries may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state, and local tax consequences to you of investing in the fund. Your financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

In most cases, your financial intermediary will provide information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

SHAREHOLDER INFORMATION	25

If you invest in the fund through a taxable account, you generally will be subject to tax when:

●	You sell fund shares.
●	The fund makes dividend or capital gain distributions.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, you generally may be allowed a deduction up to 20% on your qualified real estate investment trust dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

Taxes on Sales of Fund Shares

When you sell shares in the fund, you may realize a gain or loss.

All or a portion of the loss realized from a sale or exchange of fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

Your financial intermediary should make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. You should check with your financial intermediary regarding the applicable cost basis method. You should, however, note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate.

T. Rowe Price	26

Taxes on Fund Distributions

Your financial intermediary will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Ordinary dividends and capital gain distributions may also be subject to state and local taxes. Your financial intermediary will send any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax, whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. A fund may redeem Creation Units in part or entirely in cash. As a result, it may have more capital gain distributions than it will if it redeems Creation Units in kind. If you realized a loss on the sale of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares.

The fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

SHAREHOLDER INFORMATION	27

If you are subject to backup withholding, your financial intermediary will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if your financial intermediary is notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or your financial intermediary’s records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

Tax Consequences of Hedging

Entering into certain transactions involving futures may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Consequences of Shareholder Turnover

If the fund’s portfolio transactions result in a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the loss may be carried forward and used to offset future realized capital gains. However, its ability to carry forward such losses will be limited if the fund experiences an “ownership change” within the meaning of the Internal Revenue Code. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period.

Because the fund may have only a few large shareholders, an ownership change can occur in the normal course of shareholder purchases and redemptions. The fund undertakes no obligation to avoid or prevent an ownership change. Moreover, because of circumstances beyond the fund’s control, there can be no assurance that the fund will not experience, or has not already experienced, an ownership change. An ownership change can reduce the fund’s ability to offset capital gains with losses, which could increase the amount of taxable gains that could be distributed to shareholders.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

The fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. If you buy shares shortly before a distribution, you may receive a portion of the money you just invested in the form of a taxable distribution. Generally, the fund would make distributions to shareholders of record on the record date. If you are purchasing fund shares through a broker, you may wish to confirm with your broker the date on which you would be entitled to the fund’s distributions.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

T. Rowe Price	28

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax adviser.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. Except for money market funds, the fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. These documents and other information are available without charge through troweprice.com/prospectus. You can also request these documents and make shareholder inquiries at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary.

Annual and semi-annual shareholder reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231

1940 Act File No. 811-23494	ETF967-040 3/1/26

STATEMENT OF ADDITIONAL INFORMATION

This is the Statement of Additional Information (SAI) for the funds listed below (hereinafter “Price Funds” or “funds”), each of which is a series of T. Rowe Price Exchange-Traded Funds, Inc. (Corporation). Each fund is an exchange-traded fund (ETF) sponsored and managed by T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Price Associates”).

The date of this Statement of Additional Information is March 1, 2026.

T. Rowe Price Exchange-Traded Funds, Inc.
Fund	Ticker	Principal U.S. Listing Exchange
T. Rowe Price Blue Chip Growth ETF	TCHP	NYSE Arca, Inc.
T. Rowe Price Dividend Growth ETF	TDVG	NYSE Arca, Inc.
T. Rowe Price Equity Income ETF	TEQI	NYSE Arca, Inc.
T. Rowe Price Growth Stock ETF	TGRW	NYSE Arca, Inc.
T. Rowe Price U.S. Equity Research ETF	TSPA	NYSE Arca, Inc.

Mailing Address:

T. Rowe Price Investment Services, Inc.
1307 Point Street
Baltimore, Maryland 21231
1-800-638-5660

This SAI is not a prospectus. It should be read in conjunction with the appropriate current fund prospectus, which may be obtained from T. Rowe Price Investment Services, Inc. (Investment Services), the Corporation’s principal underwriter (Distributor). If you would like a prospectus, annual or semiannual shareholder report for a fund, or other fund documents or information, please visit troweprice.com or call 1-800-638-5660 and it will be sent to you at no charge. Please read this material carefully.

The prospectus for each fund may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the prospectuses, unless otherwise noted.

The financial statements and Report of Independent Registered Public Accounting Firm of the funds included in each fund’s Form N-CSR, when available, are incorporated into this SAI by reference.

ETFC01-042 3/1/26

PART I – TABLE OF CONTENTS

References to the following are as indicated:

Fitch Ratings, Inc. (Fitch)

Internal Revenue Code of 1986, as amended (Code)

Internal Revenue Service (IRS)

Investment Company Act of 1940, as amended (1940 Act)

Moody’s Investors Service, Inc. (Moody’s)

Securities Act of 1933, as amended (1933 Act)

Securities and Exchange Commission (SEC)

Securities Exchange Act of 1934, as amended (1934 Act)

S&P Global Ratings (S&P)

T. Rowe Price Australia Limited (Price Australia)

T. Rowe Price Hong Kong Limited (Price Hong Kong)

T. Rowe Price Japan, Inc. (Price Japan)

T. Rowe Price International Ltd (Price International)

T. Rowe Price Investment Management, Inc. (Price Investment Management)

T. Rowe Price Singapore Private Ltd. (Price Singapore)

PART I

Below is a table showing the prospectus and shareholder report dates for each fund. The table also lists each fund’s fiscal year-end. The prospectus date shown for each fund reflects the date that the prospectus will be annually updated once the fund has been in operation at its fiscal year-end.

Fund	Fiscal Year-End	Annual Report Date	Semiannual Report Date	Prospectus Date
Blue Chip Growth ETF	December 31	December 31	June 30	March 1
Dividend Growth ETF	December 31	December 31	June 30	March 1
Equity Income ETF	December 31	December 31	June 30	March 1
Growth Stock ETF	December 31	December 31	June 30	March 1
U.S. Equity Research ETF	December 31	December 31	June 30	March 1

the corporation and its funds

T. Rowe Price Exchange-Traded Funds, Inc. was incorporated as a Maryland corporation on July 29, 2019, and is an open-end management investment company registered under the 1940 Act. The Corporation is authorized to have multiple series funds or portfolios. This SAI contains information on those funds listed in the table above.

Each fund is an ETF that does not disclose portfolio holdings daily. Each fund offers, issues, and sells shares at its net asset value (NAV) per share only in aggregations of a specified number of shares (Creation Units), generally 5,000 shares and multiples thereof. Creation Units will generally be purchased and redeemed on an in-kind basis. Accordingly, except where the purchase or redemption will include cash under the circumstances described below under the “Purchase and Redemption of Creation Units” section, purchasers will be required to purchase Creation Units by making an in-kind deposit of specified instruments (Deposit Securities), and shareholders redeeming their shares will receive an in-kind transfer of specified instruments (Redemption Securities).

Only Authorized Participants, which are members or participants of a clearing agency registered with the SEC that have a written agreement with a fund or one of its service providers, may purchase and redeem Creation Units. A fund may charge purchase/redemption transaction fees for each purchase and redemption. In all cases, redemption transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. See the “Purchase and Redemption of Creation Units” section below.

Once created, fund shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Thus, investors who are not Authorized Participants may purchase and sell shares of the fund on the secondary market. Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

The names and quantities of the instruments that constitute the Deposit Instruments and the Redemption Instruments for a fund will be the same as the fund’s designated “Proxy Portfolio” (a basket of cash and securities that is designed to closely track the daily performance of a fund’s portfolio), except when Custom Baskets (defined below) are permitted or required by a fund, which may include, but is not limited to, the following: to the extent that the fund requires purchases and redemptions to be made entirely or in part on a cash basis, as described below under the “Purchase and Redemption of Creation Units” section or, in a case where the fund’s designated Proxy Portfolio is a broad-based securities index, the Deposit Instruments and the Redemption Instruments for the fund may be an existing ETF which tracks the same broad-based securities index. While the Proxy Portfolio includes some of a fund’s holdings, it is not the fund’s actual portfolio.

Each fund will also provide several portfolio statistics. The “Portfolio Overlap” is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for that fund’s calculation of NAV at the end of the prior business day. The Portfolio Overlap is calculated by taking the lesser weight of each asset held in common between a fund’s portfolio and Proxy Portfolio, and adding the totals. The Proxy Portfolio and Portfolio Overlap for each fund are available on its website on a daily basis, along with the fund’s “Daily Deviation,” which shows the difference in performance between the NAV of the fund and the NAV of the Proxy Portfolio, and “Empirical Percentiles,” which show frequency and magnitude of performance differences between the fund and the Proxy Portfolio over time. Each fund’s website discloses “Tracking Error” daily. Tracking Error is the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day). The Proxy Portfolio and these other metrics described are intended to provide investors and traders with enough information to allow for an effective arbitrage mechanism, which keeps the market price of the fund’s shares at or close to the underlying NAV per share of the fund.

The premium or discount may be greater for each fund compared to traditional ETFs because it provides less portfolio holdings information to traders. During periods of market disruption or volatility, there may be an increased risk that market prices will vary significantly from the underlying NAV per share of each fund. Each fund’s shares may trade at a wider bid-ask spread than shares of ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost you more to trade. Although each fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and other publicly available information to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm such fund and its shareholders. Because each fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares.

Each fund’s website provides additional information about the Proxy Portfolio; the prior business day’s NAV and the closing price or bid-ask price of shares; a calculation of the premium/discount of the closing price or bid-ask price against such NAV; bid-ask spread information; any other information regarding premiums and discounts as may be required for other ETFs under Rule 6c-11 under the 1940 Act; and certain analytical information described above (Portfolio Overlap, Daily Deviation, Empirical Percentiles, and Tracking Error).

T. Rowe Price will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid-ask spreads on market transactions. T. Rowe Price will promptly call a meeting of a fund’s Board (defined below) (and will present recommendations for appropriate remedial measures) and the Board will promptly meet (1) if the Tracking Error exceeds 1.00%; or (2) if, for 30 or more days in any quarter or 15 days in a row: (a) the absolute difference between either the closing price or the bid-ask price, on the one hand, and the fund’s NAV, on the other, exceeds 2.00%, or (b) the bid-ask spread exceeds 2.00%. In such a circumstance, the Board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, action would be appropriate to, among other things, narrow the premium/discount or spread, as applicable. The Board will then decide whether to take any such action. Such actions may include, but are not limited to, changing lead market makers, listing the fund on a different exchange, changing the size of Creation Units, changing the construction of the Proxy Portfolio, changing the fund’s investment objective or strategy, or liquidating the fund.

In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website. If securities representing 10% or more of a fund’s portfolio do not have readily available market quotations, T. Rowe Price would promptly request the listing exchange to halt trading on the fund.

exchange listing and trading

A discussion of exchange listing and trading matters associated with an investment in each fund is contained in the Shareholder Information section of each fund’s prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable prospectus.

Shares of each fund are listed for trading, and trade throughout the day, on the applicable listing exchange and in other secondary markets. Shares of certain funds may also be listed on certain non-U.S. exchanges, although the principal listing exchange is a U.S. exchange. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of shares of any fund will continue to be met. The exchange may, but is not required to, remove shares from listing if, for example, an event occurs or condition exists that, in the opinion of the exchange, makes further dealings on the exchange inadvisable. The exchange will remove shares from listing and trading upon termination of the fund.

The Corporation reserves the right to adjust the share prices of the funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the funds or an investor’s equity interest in the funds.

MANAGEMENT OF THE FUNDS

The officers and directors of the Corporation are listed on the following pages. Unless otherwise noted, the address of each officer and director is 1307 Point Street, Baltimore, Maryland 21231.

The Corporation is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the Corporation’s officers and is responsible for performing various duties imposed on it by the 1940 Act, the laws of Maryland, and other applicable laws. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates. Each interested director and officer (except as indicated in the tables setting forth the directors’ and officers’ principal occupations during the past five years) has been an employee of T. Rowe Price or its affiliates for five or more years. The Boards held five regularly scheduled formal meetings during calendar year 2025. The same directors currently serve on the Boards of Directors of all the ETFs and mutual funds sponsored and managed by T. Rowe Price (such mutual funds, the “Price Mutual Funds,” and together with the Price Funds, the “Price Complex”). Although the Board has direct responsibility over various matters (such as approval of advisory contracts and review of fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and that report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the funds, including risk oversight. Each Board currently has three standing committees that are joint with the Boards of the Price Mutual Funds (hereinafter referred to as “Joint” committees): a Joint Nominating and Governance Committee, a Joint Audit Committee, and a Joint Executive Committee.

Robert J. Gerrard, Jr., an independent director, serves as the chair of the Board. The chair presides at all meetings of the Board and all executive sessions of the independent directors. He also reviews and provides guidance on Board meeting agendas and materials, and typically represents the independent directors in discussions with T. Rowe Price management.

The Board has determined that its leadership and committee structure is appropriate because the Board believes that it sets the proper tone for the relationship between the funds, on the one hand, and T. Rowe Price or its affiliates and the funds’ other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees and the full Board. The same independent directors currently serve on the Boards of Directors of the Price Mutual Funds. This approach is designed to provide effective governance by exposing the independent directors to a wider range of business issues and market trends, allowing the directors to better share their knowledge, background, and experience and permitting the Board to operate more efficiently, particularly with respect to matters common to the Price Complex.

The Joint Nominating and Governance Committee consists of all of the independent directors of the Corporation, and is responsible for, among other things, seeking, reviewing, and selecting candidates to fill independent director vacancies on the Board; periodically evaluating the compensation payable to the independent directors; and performing certain functions with respect to the governance of the funds. The chair of the Board serves as chair of the committee. The committee will consider written recommendations from shareholders for possible nominees for independent directors. Nominees will be considered based on their ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the funds’ management and counsel and the various service providers to the funds; and to exercise reasonable business judgment in the performance of their duties as directors. The Joint Nominating and Governance Committee seeks to ensure that the Board is composed of independent directors who bring diverse perspectives to the Board, including diverse experiences, backgrounds, race, ethnicity, gender, qualifications, skills, thoughts, viewpoints, and other qualities. Nominees will also be considered based on their independence from T. Rowe Price and other principal service providers. Other than executive sessions in connection with Board meetings, the Joint Nominating and Governance Committee formally met two times in 2025.

The Joint Audit Committee consists of only independent directors. The current members of the committee are Melody Bianchetto, Bruce W. Duncan, Paul F. McBride, and Kellye L. Walker. Mr. McBride serves as chair of the committee and is considered an “audit committee financial expert” within the meaning of applicable SEC rules. The Joint Audit Committee oversees the pricing processes for the Price Funds and holds at least three regular meetings during each fiscal year. Each of the three regular meetings includes the attendance of the independent registered public accounting firm of the Price Funds as the Joint Audit Committee reviews: (1) the services provided; (2) the findings of the most recent audits; (3) management’s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants’ fees; (6) the qualifications, independence, and performance of the independent registered public accounting firm; and (7) any accounting questions relating to particular areas of the T. Rowe Price Funds’ operations, accounting service provider performance, or the operations of parties dealing with the T. Rowe Price Funds, as circumstances indicate. The Joint Audit Committee also reviews the risk management program of the funds’ investment adviser and valuation-related materials and reports provided by the funds’ valuation designee. The Joint Audit Committee met four times in 2025.

The Joint Executive Committee, which consists of the Corporation’s interested directors, has been authorized by the Board to exercise all powers of the Board in the intervals between regular meetings of the Board, except for those powers prohibited by statute from being delegated. All actions of the Joint Executive Committee must be approved in advance by the independent chair of the Board (and if the independent chair is unavailable, in consultation with an independent director of the Board) and reviewed after the fact by the full Board. The Joint Executive Committee does not hold regularly scheduled meetings. The Joint Executive Committee did not take action by written consent on behalf of the funds during 2025.

From time to time, the independent directors may create a special committee (Special Committee) or an ad hoc working group composed of independent directors, whose purpose is to review certain limited topics that require in-depth consideration outside of the Board’s regular review.

Like other investment companies, the Price Funds are subject to various risks, including, among others, investment, compliance, operational, and valuation risks. The Board oversees risk as part of its oversight of the funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser or its affiliates, the funds’ chief compliance officer, the funds’ independent registered public accounting firm, legal counsel, and internal auditors for T. Rowe Price or its affiliates, as appropriate, regarding risks the funds face and the risk management programs of the investment adviser and certain other service providers. Also, the Joint Audit Committee receives periodic reports from the chief risk officer and members of the adviser’s Risk and Operational Steering Committee on the significant risks inherent to the adviser’s business, including aggregate investment risks, reputational risk, business continuity risk, technology and cybersecurity risk, and operational risk.

The actual day-to-day risk management functions with respect to the funds are subsumed within the responsibilities of the investment adviser, its affiliates that serve as investment subadvisers to the funds, and other service providers (depending on the nature of the risk) that carry out the funds’ investment management and business affairs. Although the risk management policies of T. Rowe Price and its affiliates, and the funds’ other service providers, are reasonably designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will always be effective.

Each director’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other directors, have led to the conclusion that each director should serve on the Board of the Price Funds. Attributes common to all directors include the ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the funds’ management and counsel and the various service providers to the funds; and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the actual service and commitment of the directors during their tenure on the funds’ Board as well as their service to the Price Complex is taken into consideration in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting, public service, or academic positions; experience from service as a director of the Price Complex, public companies, nonprofit entities, or other organizations; or other experiences. Each director brings a diverse perspective to the Board.

Set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each current director that led to the conclusion that he or she should serve as a director.

Teresa Bryce Bazemore has over 30 years of experience as a senior executive in the mortgage banking field, including building both mortgage insurance and services businesses. Most recently, Ms. Bazemore served as president and chief executive officer of the Federal Home Loan Bank of San Francisco (March 2021 to June 2024) in which capacity she also served as a director of the FHLBanks Office of Finance; a director of First Industrial Realty Trust, an owner and operator of industrial properties (May 2020 to present) for which she has served as the Audit Committee Chair since May 2023; a director of Anza Mortgage Insurance Corporation, a private mortgage insurance company (August 2024 to present) for which she has served as the Audit Committee Chair since September 2024; a director of Public Media Company (2008 to present) and the Advisory Board of its subsidiary, Public Media Bridge Fund; a director of The Gift Collaborative of Black Theological Education & Black Faith Traditions; and a trustee and Assistant Treasurer of the Southern California chapter of the International Women’s Forum (January 2021 to present). She also serves on the Advisory Council of the National Housing Conference. She is the chief executive officer of Bazemore Consulting LLC (active from 2018 to 2021); a director of Chimera Investment Corporation, a publicly traded mortgage REIT (November 2017 to February 2021 and 2025); a director of the University of Virginia Foundation (July 2014 to June 2022); a member of the University of Virginia’s Center for Politics Advisory Board (October 2019 to July 2022); a president of Radian Guaranty, a national private mortgage insurer (2008 to 2017); and a director of the Federal Home Loan Bank of Pittsburgh (August 2017 to February 2019). She has been an independent director of the Price Mutual Funds since January 2018 and an independent director of the Price Funds since July 2019, and was the chair of the Joint Audit Committee from August 2019 to October 2023. Ms. Bazemore has a J.D. from Columbia University and a B.A. from the University of Virginia (UVA).

Melody Bianchetto is an accomplished finance professional with over 30 years of experience. She served as vice president for finance at UVA from 2015 until her retirement in February 2023, with oversight of key financial activities, including tax, accounting, financial reporting, debt and cash management, procurement, payroll, financial planning, and enterprise risk management. Prior to that, she led UVA’s financial planning and analysis function from 1998 to 2015. She currently serves as chair of The Haven Day Shelter, secretary of the Community Investment Collaborative, and treasurer for Madison House, a UVA-affiliated student volunteer organization and of The Sexual Assault Resource Agency. Ms. Bianchetto earned a B.S. in commerce with a concentration in accounting from UVA and an M.B.A. from James Madison University. She is also a licensed certified public accountant. Ms. Bianchetto served as a member of the Board’s Advisory Committee from February 24, 2023, until July 24, 2023, at which point she was elected as an independent director of all Price Funds. Ms. Bianchetto has served as a member of the Joint Audit Committee since October 1, 2023.

Bruce W. Duncan has substantial experience in the field of commercial real estate. Mr. Duncan served as president, chief executive officer, and a director of CyrusOne, Inc., a real estate investment trust specializing in engineering, building, and managing data centers, from July 2020 to July 2021. He served as chair of the board of First Industrial Realty Trust from January 2016 until July 2020, president from January 2009 until September 2016, and chief executive officer from January 2009 until December 2016. Mr. Duncan served as a senior adviser to KKR from November 2018 to December 2022.

In May 2016, Mr. Duncan became a member of the board of BXP, and he is currently a member of the nominating and governance committee, a member of the compensation committee, and chair of the audit committee. In September 2023, Mr. Duncan became chair of the compensation committee of BXP. From September 2016 until July 2020, Mr. Duncan served as a member of the board of Marriott International, Inc. He has been an independent director of the Price Mutual Funds since October 2013; in September 2014, he became a member of the Joint Audit Committee until August 2019, served as chair of the Joint Audit Committee from July 2017 to August 2019, and again became a member of the Joint Audit Committee in January 2026. Mr. Duncan holds an M.B.A. in finance from the University of Chicago and a B.A. in economics from Kenyon College. He has been an independent director of the Price Funds since October 2013.

Robert J. Gerrard, Jr., has served as chair of the Boards of all Price Mutual Funds since July 2018. He has been an independent director of certain Price Mutual Funds since 2012 (and remaining Price Mutual Funds since October 2013) and served as the chair of the Joint Audit Committee from September 2014 to July 2017. He became chair of the Price Funds in July 2019 and was a member of the Joint Audit Committee from August 2019 through August 2024. He has substantial legal and business experience in the industries relating to communications and interactive data services. He has served on the board and compensation committee for Syniverse Holdings and served as general counsel to Scripps Networks. Mr. Gerrard earned a J.D. from Harvard Law School and an A.B. from Harvard College.

Paul F. McBride has served in various management and senior leadership roles with the Black & Decker Corporation and General Electric Company. He led businesses in the materials, industrial, and consumer durable segments, and has significant global experience. He serves on the advisory board of Gilman School and Bridges Baltimore, and previously served on the advisory board of Vizzia Technologies from 2014 to 2024. He has been an independent director of the Price Mutual Funds since October 2013, served as a member of the Joint Audit Committee from September 2014 to August 2019, and became a member of the Joint Audit Committee in February 2022 and chair of the Joint Audit Committee in October 2023. Mr. McBride received a B.A. in economics from Trinity College in Hartford, Connecticut. He has been an independent director of the Price Funds since July 2019.

David Oestreicher has served as an interested director of all Price Mutual Funds since July 2018. He is the general counsel for T. Rowe Price Group, Inc. and a member of the firm’s Management Committee. Mr. Oestreicher serves as a member of the Board of Governors for the Investment Company Institute (ICI), and previously served as the chair of the ICI’s international committee. He is chair of the ICI Mutual Insurance Company Board of Governors and serves as chair of its executive committee. He also served on the board of the Investment Adviser Association and previously served as the chair of its legal and regulatory committee. Before joining T. Rowe Price in 1997, Mr. Oestreicher was special counsel in the Division of Market Regulation (now known as the Division of Trading and Markets) with the SEC. Mr. Oestreicher earned a B.S. in business administration from Bucknell University and a J.D. from Villanova University School of Law.

Eric L. Veiel has served as an interested director of all Price Funds since February 2022. He is the head of Global Investments and chief investment officer; cochair of the Investment Management Steering Committee; and a member of the Management Committee, Global Equity Steering Committee, Fixed Income Steering Committee, the Multi-Asset Steering Committee, the Product Steering Committee, and the Management Compensation and Development Committee. Mr. Veiel’s investment experience began in 1999, and he has been with T. Rowe Price since 2005, beginning in the Equity Division as an investment analyst covering life insurance companies, asset managers, money centered banks, and investment banks. From 2010 to 2014, he was the portfolio manager of the Financial Services Equity Strategy and the financial services sector team leader. After that, he was a codirector of Equity Research for North America from 2014 to 2015 and co-portfolio manager of the US Equity Structured Research Strategy from 2015 to 2017. He was then cohead of Global Equity and head of U.S. Equity. Prior to T. Rowe Price, Mr. Veiel spent six years as a sell-side equity analyst covering health insurers and pharmacy benefit managers at Wachovia Securities, Deutsche Bank Securities, and A.G. Edwards & Sons. Mr. Veiel earned a B.B.A., magna cum laude, in finance from James Madison University and an M.B.A., with concentrations in finance and accounting, from Washington University in St. Louis, John M. Olin School of Business, where he was a Charles F. Knight Scholar. He also has earned the Chartered Financial Analyst® designation.

Kellye L. Walker is senior vice president, chief legal officer and corporate secretary, global law services, and regulatory affairs of Deere & Company (NYSE: DE) and is a seasoned senior executive with over 30 years of experience helping publicly traded companies increase value through forward-thinking, strategic discipline and a focus on continuous improvement. Her experience includes leading law departments, as well as other functions including compliance; government affairs; human resources; health, safety, environment, and security; and information technology. Ms. Walker received a B.S. from Louisiana Tech University and a J.D. from Emory University School of Law. Ms. Walker has served as an independent director of the Price Funds since November 8, 2021, and became a member of the Joint Audit Committee in April 2023.

In addition, the following tables provide biographical information for the directors, along with their principal occupations and any directorships they have held of public companies and other investment companies during the past five years. Each director who is not an interested person (as defined in the 1940 Act) of the fund is referred to herein as an independent director.

Independent Directors(a)

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies and Other Investment Companies During Past Five Years
Teresa Bryce Bazemore 1959 208 portfolios	Director, Anza Mortgage Insurance Corporation, a private mortgage insurance company (August 2024 to present); President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to 2024) and director of the FHLBanks Office of Finance; Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021 and 2025)	Chimera Investment Corporation (2017 to 2021 and 2025); First Industrial Realty Trust (2020 to present)
Melody Bianchetto 1966 208 portfolios	Vice President for Finance, University of Virginia (2015 to 2023)	None
Bruce W. Duncan 1951 208 portfolios	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Senior Advisor, KKR (2018 to 2022)	CyrusOne, Inc. (2020 to 2021); BXP (2016 to present)
Robert J. Gerrard, Jr. 1952 208 portfolios	Chair of the Board, Price Mutual Funds (July 2018 to present) and Price Funds (July 2019 to present)	None
Paul F. McBride 1956 208 portfolios	Advisory Board Member, Vizzia Technologies (2015 to 2024)	None

Kellye L. Walker 1966 208 portfolios	Senior Vice President, Chief Legal Officer and Corporate Secretary, Global Law Services and Regulatory Affairs, Deere & Company (April 2024 to present); Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to March 2024)	Lincoln Electric Company (October 2020 to May 2025)

(a)	All information about the independent directors was current as of December 31, 2025, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this SAI.

Interested Directors(a)

The following persons are considered interested directors of the funds because they also serve as employees of T. Rowe Price or its affiliates. No more than two interested directors serve as directors of any fund.

The Boards invite nominations from the funds’ investment adviser for persons to serve as interested directors, and the Board reviews and approves these nominations. Each of the current interested directors is a senior executive officer of T. Rowe Price and T. Rowe Price Group, Inc., as well as certain of their affiliates. David Oestreicher has served as an interested director of all Price Funds since July 2018. Eric L. Veiel has served as an interested director of all Price Funds since February 2022. For each fund, the two interested directors serve as members of the fund’s Executive Committee. In addition, specific experience with respect to the interested directors’ principal occupations and any directorships they have held of public companies and other investment companies during the past five years are set forth in the following table.

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies and Other Investment Companies During Past Five Years
David Oestreicher 1967 208 portfolios

Director, Vice President, and Secretary, T. Rowe Price, Director and Secretary, Price Investment Management; Vice President and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc. and Price International; Vice President, Price Hong Kong, Price Japan, and Price Singapore; General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company Principal Executive Officer and President, all funds

None
Eric L. Veiel, CFA 1972 208 portfolios	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Trust Company	None

(a)	All information about the interested directors was current as of December 31, 2025, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this SAI.

Term of Office and Length of Time Served

The directors serve until retirement, resignation, or election of a successor. The following table shows the year from which each director has served on the fund’s Board.

Corporation	Number of Portfolios	Independent Directors
		Bazemore	Bianchetto	Duncan	Gerrard	McBride	Walker
Exchange Traded Funds	32	2019	2023	2019	2019	2019	2021

Corporation	Number of Portfolios	Interested Directors
		Oestreicher	Veiel
Exchange-Traded Funds	32	2019	2022

The below tables set forth certain information, as of January 31, 2026, concerning each person deemed to be an officer of the Price Funds.

Officers

Name	Position Held With Each Fund
David Oestreicher*	President, Interested Director, and Principal Executive Officer
Alan Dupski	Principal Financial Officer, Vice President, and Treasurer
Richard Sennett	Assistant Treasurer
Savonne Ferguson	Chief Compliance Officer and Vice President
Marc Corredor	Vice President
Cheryl Hampton	Vice President
Ben Kersse	Vice President
Rob McDavid	Vice President and Anti-Money Laundering (AML) Officer
Fran Pollack-Matz	Vice President and Secretary
Ellen York	Vice President
Cheryl Emory	Assistant Secretary

*	Further biographical information for David Oestreicher can be found under the heading “MANAGEMENT OF THE FUNDS.”

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position Held With Each Fund

Marc Corredor, 1976

Vice President, T. Rowe Price, Price Investment Management, Price International, T. Rowe Price Group, Inc., T. Rowe Price Retirement Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Vice President
Alan Dupski, CPA, 1982 Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Principal Financial Officer, Vice President, and Treasurer

Cheryl Emory, 1963

Vice President and Assistant Secretary, T. Rowe Price; Assistant Secretary, Price Investment Management, Price International, Price Hong Kong, Price Investment Services, Price Singapore, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company

Assistant Secretary

Savonne Ferguson, 1973

Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. Rowe Price Group; formerly, Senior Vice President, Chief Compliance Officer, and Associate General Counsel, Neuberger Berman (to 2024)

Chief Compliance Officer and Vice President
Cheryl Hampton, CPA, 1969 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, Tax Director, Invesco Ltd. (to 2021)	Vice President
Ben Kersse, CPA, 1989 Vice President, T. Rowe Price and T. Rowe Price Trust Company	Vice President
Rob McDavid, 1972 Vice President, T. Rowe Price, Price Investment Management, Price Investment Services, and T. Rowe Price Trust Company	Vice President and AML Officer
Fran Pollack-Matz, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company	Vice President and Secretary
Richard Sennett, CPA, 1970 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Assistant Treasurer
Ellen York, 1988 Vice President, Price Investment Management, Price International, T. Rowe Price, and T. Rowe Price Trust Company	Vice President

Directors’ Compensation

Effective January 1, 2026, each independent director is paid $395,000 annually for his or her service on the Boards. The chair of the Boards, an independent director, receives an additional $180,000 annually for serving in this capacity. An independent director serving on the Joint Audit Committee receives an additional $30,000 annually for his or her service, and the chair of the Joint Audit Committee receives an additional $35,000 for his or her service. An independent director serving as a member of a Special Committee of the Independent Directors receives an additional $1,500 per meeting of the Special Committee (currently, no Special Committees have been assigned by the Boards). Directors’ fees were paid by T. Rowe Price under the all-inclusive management fee.

The following table shows the total compensation that was received by the independent directors in the calendar year 2025, unless otherwise indicated. The independent directors of the funds do not receive any pension or retirement benefits from the funds or from T. Rowe Price. In addition, the officers and interested directors of the funds do not receive any compensation or benefits from the funds for their service.

Directors	Total Compensation
Bazemore	$395,000
Bianchetto	425,000
Duncan	395,000
Gerrard	575,000
McBride	460,000
Parrell*	389,583
Walker	425,000

*	Mark Parrell received compensation from the funds as an independent director until his service on the Boards ended on November 15, 2025.

Directors’ Holdings in the Price Funds

The following tables set forth the Price Funds holdings of the current independent and interested directors, as of December 31, 2025, unless otherwise indicated.

Aggregate Holdings	Independent Directors
Price Complex	Bazemore	Bianchetto	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Blue Chip Growth ETF	None	None	None	None	None	None
Dividend Growth ETF	None	None	None	None	None	None
Equity Income ETF	None	None	None	None	None	None
Growth Stock ETF	None	None	None	None	None	None
U.S. Equity Research ETF	None	Over $100,000	None	None	None	None

Aggregate Holdings	Interested Directors
Price Complex	Oestreicher	Veiel
	Over $100,000	Over $100,000
Blue Chip Growth ETF	None	Over $100,000
Dividend Growth ETF	None	Over $100,000
Equity Income ETF	None	Over $100,000
Growth Stock ETF	None	Over $100,000
U.S. Equity Research ETF	None	Over $100,000

Portfolio Managers’ Holdings in the Price Funds

The following table sets forth the dollar range of equity securities beneficially owned by each Price Fund’s portfolio manager as of each Price Fund’s most recently completed fiscal year-end, unless otherwise indicated. Portfolio managers are encouraged to invest in the Price Funds they manage to align their interests with those of fund shareholders. Exceptions may arise when, for example, tax considerations or the nature of the fund make the investment inappropriate for the portfolio manager.

Holdings in the investment strategy include investments in the applicable Price Fund, as well as all investment portfolios that are managed by the same portfolio manager and have investment objectives, policies, and strategies that are substantially similar to those of the fund. Substantially similar portfolios may include, but are not limited to, mutual funds in the Price Complex, T. Rowe Price common trust funds, and non-U.S. pooled investment vehicles, such as Société d’Investissement à Capital Variable Funds (SICAVs).

Fund	Portfolio Manager	Range of Equity Securities in the Fund Beneficially Owned as of 12/31/25	Range of Holdings in Investment Strategy as of 12/31/25
Blue Chip Growth ETF	Paul Greene	over $1,000,000	over $1,000,000
Dividend Growth ETF	Tom Huber	$10,001-$50,000	over $1,000,000
Equity Income ETF	John Linehan	None	over $1,000,000
Growth Stock ETF	Eric DeVilbiss James Stillwagon	(a) None	(a) $10,001-$50,000
U.S Equity Research ETF	Ann Holcomb	$100,001-$500,000	over $1,000,000
	Jason Nogueira	$100,001-$500,000	over $1,000,000
	Jason Polun	$100,001-$500,000	over $1,000,000

(a)	Effective April 1, 2026, Mr. DeVilbiss will become co-portfolio manager of the fund. Therefore, the range of fund holdings is not yet available.

Portfolio Manager Compensation

The compensation structure for the Price Funds’ portfolio managers consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Australia, Price Hong Kong, Price Singapore, Price Japan, Price International, and Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used when evaluating the performance of all portfolios (including the Price Funds) managed by the portfolio manager.

Assets Under Management

The following table sets forth the number and total assets of the registered investment companies, other pooled investment vehicles, and other accounts managed by the portfolio managers as of the most recent fiscal year-end of the funds they manage, unless otherwise indicated. All of the assets of the funds that have multiple portfolio managers are shown as being allocated to all co-portfolio managers of those funds. There are no accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Eric DeVilbiss (a)	—	—	—	—	—	—
Paul Greene	9	$87,334,972,246	22	$30,733,272,617	2	$2,226,430,677
Ann Holcomb	5	39,007,980,517	54	43,521,137,703	8	12,320,591,175
Tom Huber	3	25,943,443,317	0	—	4	346,782,259
John Linehan	13	33,771,107,751	29	32,270,858,684	9	2,718,754,701
Joshua Nogueira	8	43,004,960,646	56	68,818,163,125	8	12,320,591,175
Jason Polun	7	42,982,379,085	56	71,755,518,500	8	12,320,591,175
James Stillwagon	7	62,949,129,437	4	45,734,405,161	3	585,218,056

(a)	The individual assumed co-portfolio management responsibilities of a fund on April 1, 2026. The information on other managed accounts is not yet available.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides nondiscretionary advice to institutional investors in the form of delivery of model portfolios. Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. T. Rowe Price and the Price Funds have adopted various compliance policies and procedures that seek to address and mitigate certain of the potential conflicts that T. Rowe Price and its investment personnel may face in this regard. Please see the “Portfolio Transactions” section of this SAI for more information about our brokerage and trade allocation policies. Certain of these conflicts of interest are summarized below.

Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.

The Price Funds generally may not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc., is represented in the benchmark index the fund is designed to track. T. Rowe Price may execute securities transactions with, and the Price Funds and other accounts managed by T. Rowe Price may invest in, the securities of the fund’s service providers. In addition, other T. Rowe Price accounts may use the same service providers as the Price Funds for the same or different services.

T. Rowe Price and its affiliates furnish investment management and advisory services to numerous clients in addition to the Price Funds, and T. Rowe Price or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to T. Rowe Price), which may be the same as or different from those made to a Price Fund. The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest by creating an incentive to favor accounts that pay higher fees, including performance fee accounts.

The same portfolio manager(s) could serve as portfolio manager to one or more Price Mutual Funds or ETFs. That portfolio manager may determine to have one Price Mutual Funds or ETF (Investing Fund) invest in another Price mutual fund or ETF (Underlying Fund) and may have incentives, such as to support an investment strategy or cash flow needs. Moreover, a situation could occur where the best interests of the Investing Fund could be adverse to the best interests of an Underlying Fund or vice versa. For example, conflicts could arise in voting proxies or purchasing or redeeming shares of the Underlying Fund in a manner beneficial to the Investing Fund but potentially detrimental to the Underlying Fund (or vice versa). The Price Funds may be either an Investing Fund or Underlying Fund. T. Rowe Price and the portfolio managers have a fiduciary duty to act in the best interests of each Price Fund. Under the oversight of the Board and pursuant to applicable policies and procedures, T. Rowe Price will carefully analyze any such situation and take all steps it believes necessary to minimize and, where possible, eliminate potential conflicts. The Investing Fund’s or Underlying Fund’s activities may be limited or restricted because of laws and regulations applicable to T. Rowe Price, the Price Fund, or applicable policies and procedures. For example, if a portfolio manager comes into possession of material, non-public information about an Investing Fund or Underlying Fund, the portfolio manager could potentially be restricted from transacting in either fund, which may adversely affect the Price Fund.

T. Rowe Price, its affiliates, and significant shareholders and any officer, director, shareholder, or employee may or may not have an interest in the securities whose purchase and sale T. Rowe Price recommends to the Price Funds. In certain circumstances, a T. Rowe Price employee, officer, or director may serve on the board of a Price Fund’s portfolio company. In addition, T. Rowe Price may refrain from rendering any advice or services concerning securities of companies of which any of T. Rowe Price’s (or its affiliates’ or significant shareholders’) officers, directors, or employees are directors or officers, or companies in which T. Rowe Price or any of its affiliates or significant shareholders or the officers, directors, and employees of any of them has any substantial interest or possesses material nonpublic information.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation, or loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments, or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities, or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.

In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or to mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.

Conflicts such as those described above may also occur between clients, on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in our use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the Price Funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price’s or its affiliates’ ability to negotiate certain rights or remedies or to take other actions on behalf of the Price Funds with respect to an investment also may be limited in situations in which an affiliate of the Price Funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more Price Funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights; provide advice or engage in other activities; or refrain from pursuing rights, providing advice, or engaging in other activities, on behalf of themselves or one or more clients other than the Price Funds with respect to an issuer in which a Price Fund has invested, and such actions (or refraining from action) may have a material adverse effect on such Price Fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients (including the Price Funds) hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a Price Fund could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2026, the directors and executive officers of the funds, as a group, owned less than 1% of the outstanding shares of any fund.

As of January 31, 2026, although the funds do not have information concerning their beneficial ownership held in the names of DTC Participants as defined below, the names, addresses, and percentage ownership of each DTC Participant that owned of record 5% or more of outstanding shares of the funds are listed below.

FUND	SHAREHOLDER	%
BLUE CHIP GROWTH ETF	CHARLES SCHWAB & CO., INC.	23.92
	2423 E LINCOLN DRIVE
	PHOENIX, AZ 85016-1215

	EDWARD D JONES & CO	10.41
	201 PROGRESS PARKWAY
	MARYLAND HEIGHTS, MO 63043

	NATIONAL FINANCIAL SERVICES LLC	12.28
	499 WASHINGTON BLVD
	JERSEY CITY, NJ 07310

	PERSHING LLC	24.26
	ONE PERSHING PLAZA
	JERSEY CITY, NJ 07399

	RELIANCE TRUST	5.30
	1100 ABERNATHY ROAD
	SUITE 400
	ATLANTA, GA 30328

	STATE STREET BANK & TRUST	5.08
	1776 HERITAGE DRIVE
	NORTH QUINCY MA 02169

FUND	SHAREHOLDER	%
DIVIDEND GROWTH ETF	CHARLES SCHWAB & CO., INC.	21.15

	EDWARD D JONES & CO	10.45

	MERRILL LYNCH PIERCE FENNER & SMITH INC	10.76
	4804 DEER LAKE DRIVE EAST
	JACKSONVILLE FL 32246

	NATIONAL FINANCIAL SERVICES LLC	17.94

	PERSHING LLC	12.71

	STATE STREET BANK & TRUST	15.88

	US BANK NA	5.93
	1555 N RIVERCENTER DR STE 302
	MILWAUKEE WI 53212-3958

FUND	SHAREHOLDER	%
EQUITY INCOME ETF	CITIGROUP GLOBAL MARKETS INC.	14.05
	388 GREENWICH STREET
	NEW YORK, NY 10013

	CHARLES SCHWAB & CO., INC.	15.40

	EDWARD D JONES & CO	10.58

	PERSHING LLC	9.99

	STATE STREET BANK & TRUST	39.16(a)
GROWTH STOCK ETF	STATE STREET BANK & TRUST	89.82(a)

U.S. EQUITY RESEARCH ETF	CHARLES SCHWAB & CO., INC.	21.45

	MANUFACTURERS AND TRADERS TRUST COMPANY	11.29
	TONY LAGAMBINA
	ONE M&T PLAZA 8TH FLOOR
	BUFFALO NY 14203

	MORGAN STANLEY SMITH BARNEY LLC	11.65
	1300 THAMES STREET, 6TH FLOOR
	BALTIMORE, MD 21231

	NATIONAL FINANCIAL SERVICES LLC	12.26

	PERSHING LLC	10.16

	STATE STREET BANK & TRUST	18.91

(a)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting a fund or one of its classes that are submitted to shareholders for vote.

T. Rowe Price may own shares representing discretionary investments and/or a contribution to a fund at its inception that provided the fund with sufficient capital to invest in accordance with its investment program. Such investments by T. Rowe Price may be able to determine the outcome of most issues that were submitted to shareholders for vote and T. Rowe Price may possess material information about the fund that may not be available to other fund investors. In order to mitigate potential conflicts of interest, T. Rowe Price maintains policies and processes governing the investment and redemption of shares.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the fund. An Authorized Participant may hold of record more than 25% of the outstanding shares of a fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a fund, may be deemed to have control of the fund, and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or a delegate (Agent) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of a fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of a fund.

investment adviser and INVESTMENT MANAGEMENT AGREEMENTS

T. Rowe Price is the investment adviser for all of the Price Funds and has executed an Investment Management Agreement with each fund. None of the funds in this SAI uses a subadviser.

For certain funds in the Price Complex, T. Rowe Price has entered into an investment subadvisory agreement with Price Investment Management, Price International, Price Australia, Price Hong Kong, Price Japan, and/or Price Singapore. T. Rowe Price, Price Investment Management, Price International, Price Australia, Price Hong Kong, Price Japan, and Price Singapore are hereinafter referred to collectively as “Price Advisers.” T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc. Price Investment Management and Price International are wholly owned subsidiaries of T. Rowe Price. Price Australia, Price Hong Kong, Price Japan, and Price Singapore are wholly owned subsidiaries of Price International.

Investment Management Services

Under the Investment Management Agreements for each fund, T. Rowe Price is responsible for supervising and overseeing investments of the funds in accordance with the funds’ investment objectives, programs, and restrictions as provided in the funds’ prospectuses and this SAI. In addition, T. Rowe Price provides the funds with certain corporate administrative services, including maintaining the funds’ corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the funds; maintaining liaison with the agents employed by the funds, such as the funds’ custodians, fund accounting vendor, and transfer agent; assisting the funds in the coordination of such agents’ activities; and permitting employees of the Price Advisers to serve as officers, directors, and committee members of the funds without cost to the funds. For those Price Funds for which T. Rowe Price has not entered into a subadvisory agreement, T. Rowe Price is responsible for making discretionary investment decisions on behalf of the funds and is generally responsible for effecting security transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

T. Rowe Price has entered into a subadvisory agreement with one or more Price Adviser(s) on behalf of certain funds in the Price Complex, subject to the supervision of T. Rowe Price, the Price Adviser is authorized to trade securities or delegate the trading of securities and make discretionary investment decisions with respect to all or a portion of each fund’s portfolio. Under the subadvisory agreement, each Price Adviser is responsible for effecting all or a portion of the securities transactions on behalf of the funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

The Price Advisers have controls to generally prevent the sharing of information between Price Investment Management and the other Price Advisers related to portfolio management, such as investment decisions, investment research, trading, and proxy voting decisions. Thus, Price Investment Management generally makes independent portfolio management decisions from and does not coordinate trading activities with the other Price Advisers.

The Investment Management Agreements also provide that T. Rowe Price, and its directors, officers, employees, and certain other persons performing specific functions for the funds, will be liable to the funds only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The subadvisory agreements have a similar provision limiting the liability of the investment subadviser for errors, mistakes, and losses other than those caused by its willful misfeasance, bad faith, or gross negligence.

Under the Investment Management Agreements (and subadvisory agreements, if applicable), the Price Advisers are permitted to utilize the services or facilities of others to provide them or the funds with statistical and other factual information; advice regarding economic factors and trends; advice as to occasional transactions in specific securities; and such other information, advice, or assistance as the Price Advisers may deem necessary, appropriate, or convenient for the discharge of their obligations under the Investment Management Agreements (and subadvisory agreements, if applicable) or otherwise helpful to the funds.

Control of Investment Adviser

T. Rowe Price Group, Inc. (Group), is a publicly owned company and owns 100% of the stock of T. Rowe Price, which in turn owns 100% each of Price Investment Management and Price International. Price International in turn owns 100% each of Price Australia, Price Hong Kong, Price Japan, and Price Singapore. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

Management Fees

The funds pay T. Rowe Price a single annual investment management fee in monthly installments of the amount listed below based on the average daily net assets of the fund.

Fund	Fee %
T. Rowe Price Blue Chip ETF	0.57
T. Rowe Price Dividend Growth ETF	0.50
T. Rowe Price Equity Income ETF	0.54
T. Rowe Price Growth Stock ETF	0.52
T. Rowe Price U.S. Equity Research ETF	0.34

The Investment Management Agreement between each fund and T. Rowe Price provides that T. Rowe Price will pay all expenses of the fund’s operations except for (i) interest and borrowing expenses; (ii) taxes; (iii) all brokerage fees and commissions (including dealer markups and spreads), transfer taxes and other charges incident to the purchase sale, or lending of the fund’s portfolio holdings; (iv) expenses incident to meetings of fund shareholders and the associated preparation, filing, and mailing of associated notices and proxy statements; and (v) any nonrecurring and extraordinary expenses, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, shareholders, distributors, and agents.

The fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is the sum of the daily fee accruals for each month. The daily fee accrual for any particular day is calculated by multiplying the fraction of one over the number of calendar days in the year by the appropriate fee. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with the fund’s prospectus as of the close of business on the previous business day on which the fund was open for business.

Investment Subadvisory Agreements

Pursuant to each of the subadvisory agreement(s) that T. Rowe Price has entered into on behalf of a Price Fund, T. Rowe Price may pay the investment subadviser up to 60% of the management fee that T. Rowe Price receives from that fund.

Management Fee Compensation

The following table sets forth the total management fees, if any, paid to the Price Advisers by each fund, during the fiscal years indicated:

	Fiscal Year Ended
Fund	12/31/25	12/31/24	12/31/23
Blue Chip Growth ETF	$7,669,000	$3,865,000	$2,031,000
Dividend Growth ETF	4,662,000	2,857,000	1,564,000
Equity Income ETF	1,698,000	1,055,000	619,000
Growth Stock ETF	2,892,000	885,000	248,000
U.S. Equity Research ETF	5,799,000	2,000,000	116,000

Management-Related Services

Pursuant to an agreement between T. Rowe Price and State Street Bank and Trust Company (State Street), State Street provides certain accounting services for the benefit of the Price Funds. T. Rowe Price, under a separate agreement with the Price Funds, provides different accounting services to the funds as well as oversight of State Street. All accounting fees are included in the management fee.

Pursuant to an agreement between T. Rowe Price and BNY Mellon, BNY Mellon provides a variety of nondiscretionary portfolio accounting and investment operations functions, including, but not limited to, trade support, security pricing unrelated to fair valuation, nondiscretionary aspects of corporate actions, and collateral management functions, to T. Rowe Price for the benefit of the Price Funds. The fees paid by T. Rowe Price to BNY Mellon under this agreement are included in the management fee.

Additional Payments to Financial Intermediaries and Other Third Parties

T. Rowe Price or its affiliates will, at their own expense and out of their own profits, provide additional compensation to certain persons and financial intermediaries such as broker-dealers, registered investment advisers, and banks. These payments may be in the form of asset-based, transaction-based, or fixed-dollar payments in connection with the sale, distribution, marketing, servicing, and/or any other arrangement that facilitates investment in the Price Funds, commonly referred to as revenue sharing (collectively, “Additional Compensation”). Certain categories of Additional Compensation are described below. These categories are not mutually exclusive, and T. Rowe Price or its affiliates may pay Additional Compensation for other types of services. The same financial intermediaries may receive payments under one or more categories.

Marketing Support Payments T. Rowe Price or its affiliates will pay Additional Compensation for sales and marketing support activities to certain financial intermediaries in connection with their efforts to educate financial professionals and provide services that may facilitate, directly or indirectly, investment in the Price Funds. A financial intermediary’s marketing support services may include business planning assistance; advertising; educating financial intermediary personnel about the Price Funds and shareholder financial planning needs; placement on the financial intermediary’s sales platform; inclusion on a commission-free fund list or preferred funds list; periodic sales reporting and data on the Price Funds; and access to sales meetings, sales representatives, and management representatives of the financial intermediary. T. Rowe Price or its affiliates compensate financial intermediaries differently depending upon, among other factors, sales and asset levels, redemption rates and their level, and/or the type of marketing and educational activities provided by the financial intermediary.

Conference Support Payments Additional Compensation will include financial assistance to financial intermediaries that enable employees of T. Rowe Price or its affiliates to participate in and/or present at conferences or seminars, sales or training programs, client and investor events, cooperative advertising, newsletters, and other events. Additional Compensation amounts may vary depending upon the nature of the event. T. Rowe Price or its affiliates routinely sponsor and pay Additional Compensation in connection with due diligence meetings during which attendees receive updates on various Price Funds and are afforded the opportunity to speak with investment professionals, including portfolio managers. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings, including lodging and transportation, may be covered by T. Rowe Price or its affiliates.

Administrative and Processing Support Payments T. Rowe Price provides Additional Compensation to financial intermediaries that will contribute to the costs of providing certain reporting and data processing services; eliminate certain transaction expenses, such as commissions for purchases or sales; and contribute to costs for ancillary services, such as setting up Price Funds on an intermediary’s trading system/platform.

The receipt of, or the prospect of receiving, Additional Compensation from T. Rowe Price and its affiliates may influence intermediaries, plan sponsors, and other third parties to offer or recommend Price Funds over other investment options for which an intermediary does not receive similar compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive Additional Compensation may elevate the prominence of the Price Funds by, for example, placing the Price Funds on a list of preferred or recommended funds and/or providing preferential or enhanced opportunities to promote the Price Funds in various ways. Additional Compensation amounts are not paid by a fund directly; these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the Price Funds or the amount that a Price Fund receives to invest on behalf of an investor. However, T. Rowe Price’s revenues or profits may in part be derived from fees earned for services provided to and paid for by the Price Funds. Investors or prospective investors in the Price Funds should ask their financial intermediary for more information about any Additional Compensation it receives from T. Rowe Price or its affiliates.

Distributor for the Funds

Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all Price Funds on a continuous basis. Investment Services is registered as a broker-dealer under the 1934 Act and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

Investment Services is located at the same address as the funds and T. Rowe Price: 1307 Point Street, Baltimore, Maryland 21231.

Investment Services serves as distributor to the Price Funds, pursuant to an Underwriting Agreement (Underwriting Agreement), which provides that Investment Services will pay, or will arrange for others to pay, fees and expenses in connection with printing and distributing prospectuses and shareholder reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services’ federal and state registrations as a broker-dealer; and offering and selling shares for each fund. Investment Services’ expenses are paid by T. Rowe Price.

Investment Services acts as the agent of the funds, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at NAV. No sales charges are paid by investors or the funds, and no compensation is paid to Investment Services. However, certain representatives of Investment Services may receive compensation based on successful sales activities to financial intermediaries, including broker-dealers, registered investment advisers, banks, insurance companies, and retirement plan recordkeepers (Wholesaling Compensation) related to specific asset classes, investment strategies, or particular mutual funds or ETFs advised by T. Rowe Price and/or its affiliates. Wholesaling Compensation is not paid to any representatives of Investment Services or its affiliates in connection with selling or marketing funds directly to retail investors. Such Wholesaling Compensation (i) is paid by T. Rowe Price or its affiliates from their own resources and is not paid directly from a fund’s assets or charged as an expense to any fund; and (ii) creates an incentive for Investment Services representatives eligible to receive Wholesaling Compensation to promote a particular fund over another. The Underwriting Agreement also allows Investment Services to enter into agreements with affiliated T. Rowe Price entities to offer and sell shares of the Price Funds, under limited conditions, to certain investors outside the United States.

continuous offering

Any investor or Authorized Participant should be aware of certain legal risks that are unique to investors that purchase Creation Units directly from the funds. Shares may be issued on an ongoing basis. Therefore, a “distribution” of shares could be occurring at any point in time. Certain activities that you perform as a dealer could, depending on the circumstances, result in you being deemed a participant in any distribution, such that it may render you a statutory underwriter and could subject you to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares.

Dealers who are not “underwriters” but participate in a distribution (as opposed to engaging in ordinary transactions on the secondary market), and thus deal with shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.

The determination of whether a person is a statutory underwriter or may avail itself to certain relief or exemption under the 1933 Act or the 1934 Act depends on all the facts and circumstances relating to a person and his or her planned and actual activities. Any example mentioned herein should not be considered a complete account of all the activities that may cause a person to be deemed a statutory underwriter or any exemptive relief that may or may not be available for any person.

Portfolio Transactions

The Price Advisers may also execute brokerage transactions for each fund and the fund may incur brokerage commissions or similar trading costs, particularly during the early stages of the fund’s development or in the case of transactions involving realized losses. Also, the fund may accept or pay cash as part or all of a purchase or redemption of a Creation Unit, in which case the Price Advisers may need to execute brokerage transactions for the fund. Transactions in portfolio assets may also be implemented through in-kind transactions with Authorized Participants for Creation Units rather than brokerage transactions.

Investment or Brokerage Discretion

Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all or a portion of the funds’ portfolios are made by the Price Advisers. The Price Advisers are responsible for implementing these decisions for the funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. Each Price Adviser may delegate actual trade execution to the trading desks of other Price Advisers and may use these other Price Advisers for certain other trading-related services.

Broker-Dealer Selection

With respect to equity, fixed income, and derivative transactions, and subject to the investment limitations of each fund, the Price Advisers may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and, in certain cases, research services; designate a broker-dealer to receive selling concessions, discounts, or other allowances; and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.

Fixed Income Securities

The funds may invest in fixed income instruments as specified in this SAI. The funds may invest in repurchase agreements, which are fixed income securities. In purchasing and selling fixed income securities, the Price Advisers ordinarily place transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through broker-dealers reflect the spread between the bid and asked prices.

Foreign Currency Transactions

Subject to the investment limitations of each fund, the Price Advisers may engage in foreign currency transactions (FX) to facilitate trading in or settlement of trades in foreign securities. The Price Advisers may use FX when seeking to manage exposure to or profit from changes in interest or exchange rates, to protect the value of portfolio securities, or to facilitate cash management. The Price Advisers select broker-dealers that they believe will provide best execution on behalf of the funds and other investment accounts that they manage, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the funds, but each account’s trade is individually settled with the counterparty.

Equity Securities

Subject to the investment limitations of each fund, in purchasing and selling equity securities, the Price Advisers seek to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to the Price Advisers than might be paid to other broker-dealers in accordance with Section 28(e) of the 1934 Act (Section 28(e)) and subsequent guidance from regulators.

In selecting broker-dealers to execute the funds’ portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity and creditworthiness, general execution, and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of the Price Advisers to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, the Price Advisers pay higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.

Best Execution

T. Rowe Price’s Global Trading Committee (GTC) oversees the brokerage allocation and trade execution policies for the Price Advisers. The GTC is supported by the equity and fixed income best execution subcommittees in monitoring the Price Advisers’ compliance with the execution policy. The execution policy requires the Price Advisers to execute trades consistent with the principles of best execution, which require an adviser to take all sufficient steps to obtain the best possible result for the funds taking into account various factors.

Research Benefits

The Price Advisers rely upon their own research and subject any external research to internal analysis before incorporating it into the investment process. The Price Advisers use equity brokerage commissions in connection with securities transactions consistent with Section 28(e) (1934 Act) and other relevant regulatory guidance to acquire brokerage and research services from broker-dealers through commission-sharing arrangements (CSAs). Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides brokerage and research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.

Research services furnished by broker-dealers through which the Price Advisers effect securities transactions may be used in servicing all accounts (including non-Price Funds that may not be permitted to utilize excess commissions to pay for research because of a regulatory prohibition) managed by the Price Advisers. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by the Price Advisers in connection with the management of that fund. Each of the Price Advisers may take a different approach to paying for research services in consideration of the regulatory regime and local market practice applicable to each Price Adviser.

Consistent with Section 28(e), the external research received from broker-dealers or independent third-party research providers can include information on the economy, industries, groups of securities, and individual companies; statistical information; accounting and tax law interpretations; political developments; legal developments affecting portfolio securities; technical market action; pricing and appraisal services; credit analysis; currency and commodity market analysis; risk measurement analysis; performance analysis; and analysis of corporate, environmental, social, and governance responsibility issues. Research services are received in the form of written reports; computer-generated data; telephone contacts; investment conferences; financial models; personal meetings with security analysts or market specialists; or access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert network services that provide access to industry consultants, vendors, and suppliers. The above list is not exhaustive, and the Price Advisers may consume any other external research or research service that falls within the safe harbor provision of Section 28(e). Each Price Adviser pays for fixed income research and services directly from its own resources where feasible or required.

Allocation of Brokerage Business

Each Price Adviser has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. Each Price Adviser makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills. Each Price Adviser may choose to allocate brokerage among several broker-dealers that are able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.

Each Price Adviser may have brokerage relationships with broker-dealers that are, or are an affiliate of, clients that have appointed the Price Adviser or an affiliate to serve as investment adviser, trustee, or recordkeeper. Each Price Adviser also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with which they transact with or on behalf of our clients.

Evaluating the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, the Price Advisers seek to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of funds and other institutional clients. In evaluating the reasonableness of commission rates, the Price Advisers may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.

Commission Recapture

Currently, the Price Advisers do not recapture commissions, underwriting discounts, or selling-group concessions for fixed income securities acquired in underwritten offerings. The Price Advisers may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.

Block Trading/Aggregated Orders/Order Sequencing

Because certain investment vehicles (including the funds) managed by the Price Advisers and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. The Price Advisers’ policy is not to favor one client over another in grouping orders for various clients.

The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle’s proportionate share of grouped orders reflects the average price paid or received. The Price Advisers may include orders on behalf of Price Funds and other clients and products advised by the Price Advisers and their affiliates, including the not-for-profit entities T. Rowe Price Foundation, Inc., the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships, and T. Rowe Price and its affiliates’ proprietary investments, in its aggregated orders.

The Price Advisers and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, the Price Advisers and other affiliated investment advisers will make pro-rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro-rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager’s long-term vision for the portfolio. Each investment vehicle (including the Price Funds) receives the same average share price of the securities for each aggregated order. Because a pro-rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or to satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio’s characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.

The Price Advisers and other affiliated investment advisers employ certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector- or industry-specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector-specific securities) where the relevant adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.

Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number or type of clients allowed to participate or number of shares offered to the Price Advisers and other affiliated investment advisers.

The Price Advisers have developed written trade sequencing and execution guidelines that they believe are reasonably designed to provide the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to mitigate conflicts of interest when: (i) trading both long and short in the same security and (ii) shorting a security that is held by other accounts managed by the Price Advisers that are not simultaneously transacting in the security. Notwithstanding the application of the Price Advisers’ policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that a long or short transaction may have an adverse impact on the market price of the security being traded.

Miscellaneous

The brokerage allocation policies for the Price Advisers are generally applied to all of their fully discretionary accounts, which represent a substantial majority of all assets under management. The Price Funds do not allocate business to any broker-dealer on the basis of its sales of the funds’ shares. However, this does not mean that broker-dealers that purchase fund shares for their clients will not receive business from the fund.

The Price Advisers may give advice and take action for clients, including the funds, that differs from advice given or the timing or nature of action taken for other clients. The Price Advisers are not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for the Price Advisers.

The Price Advisers have established a general investment policy that they will ordinarily not make additional purchases of a common stock for their clients (including the funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 20% and, in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.

Total Brokerage Commissions

The funds’ bond investments are generally purchased and sold through principal transactions, meaning that a fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the bonds, on a net basis. As a result, there is no explicit brokerage commission paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices). Explicit brokerage commissions are paid, however, in connection with opening and closing out futures positions. In addition, the funds do not incur any brokerage commissions when buying and selling shares of Price Mutual Funds, although a fund will pay brokerage commissions if it purchases or sells shares of an exchange-traded fund.

The following table shows the approximate total amount of brokerage commissions paid by each fund for the fiscal years indicated.

Fund	Fiscal Year Ended
	12/31/25	12/31/24	12/31/23
Blue Chip Growth ETF	$21,911.04	$10,783.95	$9,550.30
Dividend Growth ETF	35,308.99	20,057.44	16,199.33
Equity Income ETF	26,355.22	16,876.64	12,155.09
Growth Stock ETF	35,321.75	17,637.88	3,959.96
U.S. Equity Research ETF	268,632.72	86,590.67	6,383.74

Fund Holdings in Securities of Brokers and Dealers

The following lists each fund’s holdings in securities of its regular brokers and dealers as of the end of the fiscal years indicated, if applicable.

(Amounts in 000s)

Blue Chip Growth ETF

	Fiscal Year Ended 12/31/25
Brokers	Value of Stock Holdings	Value of Bond Holdings
Goldman Sachs	$ 7,192,000	—
Morgan Stanley	7,769,000	—

Dividend Growth ETF

	Fiscal Year Ended 12/31/25
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	$ 22,644,000	—
Goldman Sachs	8,683,000	—
JPMorgan	38,282,000	—
Morgan Stanley	18,505,000	—

Equity Income ETF

	Fiscal Year Ended 12/31/25
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	$ 6,245,000	—
Citigroup	7,706,000	—
JPMorgan	7,324,000	—
Morgan Stanley	707,000	—

U.S. Equity Research ETF

	Fiscal Year Ended 12/31/25
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	$ 17,031,000	—
Citigroup	13,493,000	—
Goldman Sachs	7,562,000	—
JPMorgan	30,330,000	—
Morgan Stanley	6,849,000	—

Portfolio Turnover

The portfolio turnover rates for the funds for the fiscal years indicated are shown in the table that follows. A fund’s portfolio turnover rate may vary from year to year due to fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in T. Rowe Price’s investment outlook, or other factors.

	Fiscal Year Ended
Fund	12/31/25	12/31/24	12/31/23
Blue Chip Growth ETF	15.8%	18.4%	11.6%
Dividend Growth ETF	17.3	14.0	18.0
Equity Income ETF	17.2	19.6	20.4
Growth Stock ETF	47.5	49.8	34.1
U.S. Equity Research ETF	43.6	43.5	42.2

SECURITIES LENDING ACTIVITIES

State Street serves as custodian and securities lending agent (the “Agent”) for the Price Funds. As the securities lending agent, it administers the funds’ securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Price Funds and the Agent.

The Agent is responsible for making securities from each fund’s portfolio available to approved borrowers. The Agent is also responsible for the administration and management of each fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrower(s), arranging for the investment of cash collateral received from borrowers in accordance with the investment vehicle approved by each fund’s Board, and arranging for the return of loaned securities to the fund in accordance with the funds’ instruction or at loan termination. As compensation for its services, the Agent receives a portion of the amount earned by each fund for lending securities.

The following table sets forth, for each fund’s most recently completed fiscal year, the fund’s gross income received from securities lending activities, any fees and/or other compensation paid by the fund for securities lending activities, and the net income earned by the fund for securities lending activities. The funds do not pay cash collateral management fees, separate administrative fees, separate indemnification fees, or other fees not reflected in the following table. Net income from securities lending activities may differ from the amount reported in a fund’s Form N-CSR, which reflects estimated accruals.

Fiscal Year Ended 12/31/25		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees / compensation for securities lending activities	Net income from securities lending activities
Blue Chip Growth ETF	0	0	0	0	0
Dividend Growth ETF	0	0	0	0	0
Equity Income ETF	$ 113,126	$ 3,507	$ 88,032	$ 91,539	$ 21,587
Growth Stock ETF	1,183	24	941	965	218
U.S. Equity Research ETF	44,415	368	41,194	41,562	2,854

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, is the independent registered public accounting firm to the funds.

The financial statements and Report of Independent Registered Public Accounting Firm of the funds included in each fund’s Form N-CSR are incorporated into this SAI by reference. A copy of the Form N-CSR of each fund with respect to which an inquiry is made will accompany this SAI.

PART II – TABLE OF CONTENTS

PART II

Part II of this SAI describes risks, policies, and practices that apply to the Price Funds.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the funds’ investment programs and policies discussed in the funds’ prospectuses. You should refer to each fund’s prospectus to determine the types of holdings in which the fund primarily invests. You will then be able to review additional information set forth herein on those types of holdings and their risks, as well as information on other holdings in which the fund may occasionally invest.

The investment objective of each fund is a nonfundamental policy that the Board may change without approval by shareholders upon 60 days’ written notice to shareholders. If there is a change in the investment objective(s) of a fund, the fund’s shareholders should consider whether the fund remains an appropriate investment in light of then-current needs.

Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund’s operating policies are subject to change by the Board without shareholder approval. The funds’ fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

INVESTMENT strategies, risks, and practices

Portfolio managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve the fund’s objective. However, in seeking to meet its investment objective, the funds may invest only in instruments that trade on a national securities exchange and only invest in certain types of instruments as well as cash and cash equivalents. The funds will only invest in exchange-traded common stocks, excluding penny stocks; exchange-traded preferred stocks; common stocks listed on a foreign exchange that trade on such exchange synchronously with the applicable fund’s shares; other ETFs; exchange-traded notes; exchange-traded American Depositary Receipts (ADRs); exchange-traded real estate investment trusts; exchange-traded commodity pools; exchange-traded metals trusts; exchange-traded currency trusts; and exchange-traded futures contracts that trade synchronously with the fund’s shares; cash; short-term U.S. Treasury securities; government money market funds; and repurchase agreements. The funds may not borrow for investment purposes or hold short positions. The funds may not purchase any securities that are illiquid investments (as defined in Rule 22e-4(a)(8) under the 1940 Act) at the time of purchase. The Proxy Portfolio of each fund will be subject to the same limitations.

Equity Securities

The funds may invest in domestic common stocks, excluding penny stocks, and preferred stocks that are traded on an exchange. Common and preferred stocks both represent an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, while preferred stock does not ordinarily carry voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of secured and unsecured creditors and owners of bonds take precedence over the claims of those who own preferred stock, and the owners of preferred stock take precedence over the claims of those who own common stock.

Although owners of common stock are typically entitled to receive any dividends on such stock, owners of common stock participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow.

Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or nonparticipating, or adjustable rate. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock, while a passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while nonparticipating preferred stock is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in certain interest rates. Convertible preferred stock is exchangeable for a specified number of common stock shares and is typically more volatile than nonconvertible preferred stock, which tends to behave more like a bond.

The funds may make equity investments in companies through initial public offerings. Stocks may also be purchased on a “when issued” basis, which is used to refer to a security that has not yet been issued but that will be issued in the future. The term may be used for new stocks and stocks that have split but have not yet started trading.

The market prices of equity securities owned by the fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Rights and Warrants

The funds may not invest in warrants and rights. However, such securities may be conferred as part of a corporate action of an eligible security. In such event, the security will be disposed of within a reasonable timeframe and in a manner that avoids harm to the fund. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Rights and warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants differ from call options in that they are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.

Debt Securities

The funds may invest in exchange-traded notes and short-term U.S. Treasury obligations.

Bills, notes, bonds, and other debt securities issued by the U.S. Treasury and backed by the full faith and credit of the U.S. government. These are direct obligations of the U.S. government and differ mainly in the length of their maturities. U.S. Treasury obligations may also include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (STRIPS), as well as Treasury inflation protected securities (TIPS) whose principal value is periodically adjusted according to the rate of inflation.

Yields on short-term debt securities are dependent on a variety of factors, including the general conditions of the money or bond markets; the size of a particular offering; the maturity of the obligation; and the credit rating of the issue. Debt securities with longer maturities tend to carry higher yields and are generally subject to greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of funds investing in debt securities to achieve their investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the funds invest to meet their obligations for the payment of interest and principal when due.

After purchase by the funds, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the funds. Neither event will require a sale of such security by the funds. However, such events will be considered in determining whether the funds should continue to hold the security. To the extent that the ratings given by Moody’s, S&P, or another rating agency may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The ratings of Moody’s, S&P, and other rating agencies represent their opinions as to the quality of securities that they undertake to rate. Ratings are not absolute standards of quality. When purchasing unrated securities, T. Rowe Price, subject to oversight of the funds’ Board, determines whether the unrated security is of a quality comparable to that which the funds are allowed to purchase.

Securities backed by the full faith and credit of the United States (for example, U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented, and there is no way to predict its impact on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

Exchange-traded notes (ETNs) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be less liquid than other securities and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Foreign Securities

Each fund may invest in common stocks listed on a foreign exchange where the primary trading session is synchronous with the primary trading session with the fund’s shares. The funds may also invest in ADRs and ETFs that invest in foreign securities. Foreign securities include both U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

The funds’ foreign common stock may be issued by companies that are organized under the laws of countries other than the U.S. They also include securities issued by companies whose principal trading market is in a country other than the U.S. and companies that derive a significant portion of their revenue or profits from foreign businesses, investments, or sales or that have a majority of their assets outside the United States. Foreign securities markets generally are not as developed or efficient as those in the United States.

Investing in foreign securities, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Certain of these risks are inherent in any investing in foreign securities, while others relate more to the countries and regions in which the funds may invest.

The funds may also invest in ADRs issued by a U.S. financial institution (a “depositary”) that evidence ownership in a security or pool of securities issued by a foreign issuer that have been deposited with the depositary. Each ADR is registered under the 1933 Act on Form F-6. ADRs in which a fund may invest will trade on an exchange. ADRs represent interests in a company’s securities that have been deposited with a bank or trust. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. An advantage of ADRs is that investors do not have to buy shares through the issuing company’s home exchange, which may be difficult or expensive. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely. ADRs are subject to many of the same risks associated with investing directly in foreign securities. For purposes of a fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, an ADR representing ownership of common stock will be treated as common stock.

The funds may invest in other open-end investment companies, including ETFs and government money market funds, that have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. Investment in these funds is subject to the provisions of the 1940 Act. If a fund invests in such funds, shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but will also indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium (or discount) over their NAV.

To facilitate trade settlement and related activities in non-U.S. securities transactions, the fund may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Price Associates or its affiliates, including funds’ custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Risks associated with foreign securities include:

●	Political, Social, and Economic Risks Foreign investments involve risks unique to the local political, economic, tax, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. The economies of many of the countries in which the funds may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, war and terrorism have affected many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

●	Currency Risks Investments in foreign securities will normally be denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds’ holdings denominated in that currency. Generally, when a given currency appreciates against the U.S. dollar (e.g., because the U.S. dollar weakens or the particular foreign currency strengthens), the value of the funds’ securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (e.g., because the U.S. dollar strengthens or the particular foreign currency weakens), the value of the funds’ securities denominated in that currency will decline. The value of fund assets may also be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, and currency devaluations. In addition, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income available for distribution. If a portion of a fund’s investment income may be received in foreign currencies, the fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore, the fund will absorb the cost of currency fluctuations.

●	Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the funds. Investments by foreign investors are subject to a variety of restrictions in certain countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain government consents.

●	Market and Trading Characteristics Foreign securities markets are generally not as developed or efficient as, and are generally more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the funds’ foreign portfolio securities may have lower overall liquidity, be more difficult to value, and be subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States.

Moreover, overall settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the funds. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of a fund to make intended security purchases due to clearance and settlement problems could cause the fund to miss attractive investment opportunities. The inability of a fund to sell portfolio securities due to clearance and settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser. Military unrest, war, terrorism, and other factors could result in securities markets closing unexpectedly for an extended period, during which a fund would lose the ability to either purchase or sell securities traded in that market. Finally, certain foreign markets are open for trading on days when the funds do not calculate their NAV. Therefore, the values of a fund’s holdings in those markets may be affected on days when shareholders have no access to the fund.

●	Financial Information and Governance There is generally less publicly available information about foreign companies when compared with the reports and ratings that are published about companies in the United States. Many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies, and there may be less stringent investor protection and disclosure standards. It also is often more difficult to keep currently informed of corporate actions, which can adversely affect the prices of portfolio securities.

●	Taxes The dividends and interest payable on certain of the funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds’ shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

●	Higher Costs Investors should understand that the expense ratios of funds investing primarily in foreign securities can be expected to be higher than funds that invest mainly in domestic securities. Reasons include the higher costs of maintaining custody of foreign securities, higher advisory fee rates paid by funds to investment advisers for researching and selecting foreign securities, and brokerage commission rates and trading costs that tend to be more expensive in foreign markets than in the United States.

●	Other Risks With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, or diplomatic developments that could affect investments by U.S. persons in those countries. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies, or obtain judgments in foreign courts. Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is Russia, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company’s share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company’s share register is controlling.

Investments in Other Investment Companies

The funds may invest in other investment companies, such as ETFs. The ETFs may be open-end investment companies, commodity pools, unit investment trusts, or limited partnerships. ETFs that are not open-end investment companies may not be subject to the same regulations as the Price Funds, which may affect shareholder rights and disclosure obligations.

Commodity Pools, Currency Trusts, and Metal Trusts Exchange-traded commodity pools may invest heavily in futures, commodities, and other derivatives. These exchange-traded commodity pools may use financial leverage, which may cause greater gains and losses. The funds are exposed to risks related to market, leverage, imperfect correlations with underlying investments or the portfolio holdings, price volatility, counterparty risk, liquidity, valuation, and regulatory risks.

Exchange-traded currency trusts are exposed to fluctuations in foreign exchange rate risks; global and regional political, regulatory, economic situations; inflation risk; and volatile interest rates.

Exchange-traded metal trusts may invest and hold some or all assets in metals, such as gold and silver. The investments may include physical assets of the trust or investments in the form of derivatives, such as spots, forwards, and futures. The trusts may also invest in industries associated with metal production, such as mine production. The investments are subject to a number of risks. The underlying value of the metals; international, economic, monetary and political factors, many of which are unpredictable; and changing tax, royalty, land and mineral rights ownership and leasing regulations in metal producing countries.

Unaffiliated Investment Companies The funds may invest in other investment companies that are not sponsored by T. Rowe Price, which include ETFs. The fund may invest in exchange-traded closed-end funds and exchange-traded BDCs. In addition, the fund may invest in unit investment trusts organized as ETFs and may only invest in open-end funds that are ETFs or government money market funds.

The funds may purchase shares of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The funds might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with a fund’s objective(s) and investment program.

Investing in another investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the values of the portfolio securities may fluctuate due to changes in the financial condition of the securities’ issuers and other market factors. An investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because ETFs trade on a securities exchange, shares may trade at a substantial premium or discount to the actual NAV of its portfolio securities, and their potential lack of liquidity could result in greater volatility.

If a fund invests in a non-T. Rowe Price investment company, the fund must pay its proportionate share of that investment company’s fees and expenses, which are in addition to the management fee and other operational expenses incurred by the fund. The expenses associated with certain investment companies may be significant. The fund could also incur a sales charge or redemption fee in connection with purchasing or redeeming an investment company security. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser’s access to information regarding such underlying fund's portfolio may be limited and subject to such fund’s policies regarding disclosure of fund holdings.

A Price Fund’s investments in non-T. Rowe Price investment companies are subject to the limits that apply to such investments under the 1940 Act unless the fund invests in reliance on exemptive relief, which permits it to exceed the 1940 Act limits under certain conditions.

Affiliated Investment Companies The funds may also invest in certain Price Funds and government money market funds as a means of gaining efficient and cost-effective exposure to specific asset classes, provided the investment is consistent with an investing fund’s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class and will subject the fund to the risks associated with the particular asset class. To ensure that the fund does not incur duplicate management fees as a result of its investment in another Price Fund, the management fee paid by the fund will be reduced in an amount sufficient to offset the fees paid by the underlying fund related to the investment.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual NAV of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

Derivatives - Futures Contracts

Pursuant to their relevant exemptive order, these funds may only enter into exchange-traded futures that are U.S. listed futures contracts where the futures contract’s reference asset is an asset that the fund could invest in directly, or in the case of an index future, is based on an index of a type of asset that the fund could invest in directly, such as an S&P 500 index futures contract. All futures contracts that a fund may invest in will be traded on a U.S. futures exchange, such as the Chicago Board of Trade or the Chicago Mercantile Exchange. The funds may use futures for speculative or non-speculative purposes.

Futures contracts are a type of potentially high-risk derivative. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained during the term of the contract. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The funds do not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute selling securities short. Futures may involve leverage risk.

The funds will enter into futures contracts that are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC). Although techniques other than the sale and purchase of futures contracts could be used as an alternative to futures contracts, futures contracts are effective and relatively low cost.

Unlike when the funds purchase or sell a security, no price would be paid or received by the funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the funds’ open positions in futures contracts, the funds would be required to deposit in a segregated account with the clearing broker for the futures contract an amount of cash or liquid assets known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the clearing broker will require a payment by the funds (variation margin) to restore the margin account to the amount of the initial margin.

Subsequent payments (mark-to-market payments) to and from the futures clearing broker are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the funds will pay the amount of the daily change in value to the clearing broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the clearing broker will pay the amount of the daily change in value to the funds.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice, most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the funds are not able to enter into an offsetting transaction, the funds will continue to be required to maintain the margin deposits on the futures contract.

As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the “delivery month”) by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the funds.

The funds may invest in futures on indexes, such as stock indexes. For example, a stock index assigns relative values to the common stocks included in the index and the index value fluctuates with the changes in the market value of those stocks. Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is required when settling the futures obligation and no monetary amount is paid or received by a fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the fund. Any gain or loss is then realized by the fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction.

With respect to a futures contract that is settled with an exchange of cash payments, a fund will cover (and mark-to-market on a daily basis) with liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the variation margin of the futures contract. When entering into a futures contract that does not settle in cash (a physically settled futures contract), a fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. For asset segregation purposes, physically settled futures contracts will be treated like cash settled futures contracts when a fund has entered into a contractual arrangement with a futures commission merchant or other counterparty to off-set the fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

Special Risks of Transactions in Futures The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the risk of loss in the event of bankruptcy of its futures commission merchant.

In addition, the funds are subject to “fellow-customer risk,” which is the risk that one or more customers of a futures commission merchant will default on their obligations and that the resulting losses will be so great that the futures commission merchant will default on its obligations and that margin posted by one customer will be used to cover a loss caused by a different customer.

There are rules that generally prohibit the use of one customer’s funds to meet the obligations of another customer, and that limit the ability to use customer margin posted by non-defaulting customers to satisfy losses caused by defaulting customers, by requiring the futures commission merchant to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before other customers would be exposed to fellow-customer risk, these rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud, or other causes. If the loss is so great that, notwithstanding the application of the futures commission merchant’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the futures commission merchant could default and be placed into bankruptcy. In these circumstances, the Bankruptcy Code provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another futures commission merchant more difficult.

Risk Factors in Derivatives

Derivatives generally can be volatile, have lower overall liquidity, involve a higher risk of loss than other investment instruments and involve significant risks, including:

●	Correlation Risk Changes in the value of a derivative will not match the changes in the value of its reference asset or the portfolio holdings that are being hedged or of the particular market or security to which the fund seeks exposure.

●	Currency Risk For certain types of currency-related derivatives, changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment and could cause losses on the investment.

●	Hedging Risk A fund’s hedging techniques may not result in the anticipated results. When using derivatives for hedging and risk management purposes, losses on other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the fund or if the cost of the derivative outweighs the benefit of the hedge. There is also a risk of loss by a fund of margin deposits or collateral posted by the fund to the counterparty in the event of bankruptcy of a counterparty with which the fund has an open position. There can be no assurance that a fund’s hedging strategies will be effective.

●	Illiquidity Risk Derivative positions may be (or become) difficult or impossible to exit at the time that the fund would like or at a price that the fund believes the derivative is currently worth.

●	Index Risk If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a fund could receive lower interest payments or experience a reduction in the value of the derivative below the level that the fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

●	Leverage Risk Certain types of investments or trading strategies involve the risk that relatively small market movements may result in large changes in the value of an investment. Certain derivatives and trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested. The risk should be minimal for these funds because the use of exchange-traded futures is primarily to equitize cash.

●	Management Risk There can be no assurance that the investment adviser’s use of an instrument, if employed, will be successful. There can also be no assurance that a fund’s hedging or speculation strategies will be effective. No fund is required to engage in hedging or speculative transactions. If the investment adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy, the fund might have been in a better position if it had not entered into the transaction at all.

●	Regulatory Risk New regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance.

The funds comply with Rule 18f-4 governing the use of derivatives by registered investment companies that, depending on the extent of its use of derivatives, include (as applicable) the adoption and implementation of policies and procedures designed to manage the fund’s derivatives risks, recordkeeping and reporting requirements, compliance with a limit on the amount of leverage-related risk that the fund may obtain based on value-at-risk and maintaining a derivatives risk management program and designating a derivatives risk manager.

Funds with derivatives exposure that is generally more than 10% of net assets have adopted and implemented a derivatives risk management program to manage the funds’ derivatives risks, limits on the amount of leverage-related risk that the funds may obtain based on value-at-risk, and board oversight, among other requirements. “Limited derivatives users” are funds with gross notional derivatives exposure (with certain exceptions) of 10% of its net assets or less. Limited derivatives users have adopted derivatives risk policies and procedures.

Under Rule 18f-4, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act) under specified conditions. A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act under specified conditions. Unfunded commitments are contractual obligations pursuant to which a fund agrees to invest in a loan at a future date.

These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.

T. Rowe Price is currently registered with the CFTC as a CPO and a commodity trading advisor. While T. Rowe Price is registered as a CPO with respect to certain funds, it relies on Rule 4.12(c)(3) with respect to such funds, which provides “harmonization” relief with respect to certain CFTC recordkeeping, reporting and disclosure requirements. While T. Rowe Price continues to rely on the Rule 4.5 exclusion with respect to other funds in the Price Funds Complex, this may change in the future in the event one of the funds engages in transactions that make Rule 4.5 no longer available for such fund. Compliance with additional CFTC regulatory requirements may increase the applicable fund’s expenses.

●	Federal Tax Treatment of Certain Derivatives The funds may enter into exchange-traded futures contracts. Entering into such transactions can affect the timing and character of the income and gains realized by the funds and the timing and character of fund distributions.

Such contracts, if they qualify as Section 1256 contracts, will be considered to have been closed at the end of the funds’ taxable years and any gains or losses will be recognized for tax purposes at that time. Section 1256 contracts include regulated futures contracts and certain broad-based index options traded on a qualified board or exchange, but generally exclude swaps. Gains or losses from a Section 1256 contract (as well as gains or losses from the normal closing or settlement of such transactions) will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The funds will be required to distribute net gains on such transactions to shareholders even though the funds may not have closed the transaction and received cash to pay such distributions.

Certain derivatives that offset another security in the fund, including a foreign dollar-denominated currency position, may be considered straddles for tax purposes. Generally, a loss on any position in a straddle will be subject to deferral to the extent of any unrealized gain in an offsetting position. For securities that were held for one year or less at inception of the straddle, the holding period may be deemed not to begin until the straddle is terminated. If securities composing a straddle have been held for more than one year at inception of the straddle, losses on offsetting positions may be treated as entirely long-term capital losses even if the offsetting positions have been held for less than one year. However, a fund may choose to comply with certain identification requirements for offsetting positions that are components of a straddle. Losses with respect to identified positions are not deferred; rather, the basis of the identified position that offsets the loss position is increased. In any event, the application of the straddle rules may require the funds to increase taxable income and gain distributions, causing the funds to be less tax-efficient. The suspension of the holding period under the straddle rules may also negatively impact the amount of dividends that would qualify for the dividends received deduction and qualified dividend income treatment. Please see more details about the dividends received deduction and qualified dividend income in the “Tax Status” section of this SAI.

In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of their gross income for a taxable year must be derived from qualifying income (e.g., generally dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies). Tax regulations could be issued limiting the extent to which the net gain realized from certain derivatives is qualifying income for purposes of the 90% requirement.

Entering into certain derivatives may result in a “constructive sale” of offsetting stocks or debt securities of the funds. In such a case, the funds will be required to realize gain, but not loss, on the deemed sale of such positions as if the position were sold on that date. The funds may also enter into short sales of securities directly or through the use of options. Any gains or losses from short sales are typically treated as short-term capital gains or losses, as the case may be. As a result, a fund’s ordinary dividends subject to ordinary income tax rates may be increased or decreased by such gains or losses.

For certain derivatives, the IRS has not issued comprehensive rules relating to the timing and character of income and gains realized on such contracts. It is possible that new tax legislations and new IRS regulations could result in changes to the amounts recorded by the funds, potentially resulting in tax consequences to the funds. The tax rules on derivatives are complicated and, in some situations, are unclear due to a lack of clear guidance from the IRS. The funds may incur additional income and excise tax liabilities due to such complications. Please see more details about a fund’s potential income and excise tax liabilities in the “Tax Status” section of this SAI.

Real Estate Investment Trusts (REITs)

The funds may invest in REITs that are traded on an exchange. Investments in REITs may experience many of the same risks involved with investing in real estate directly. These risks include declines in real estate values; risks related to local or general economic conditions, particularly lack of demand; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; obsolescence; losses due to natural disasters; condemnation of properties; regulatory limitations on rents and fluctuations in rental income; variations in market rental rates; and possible environmental liabilities. REITs may own real estate properties (Equity REITs) and be subject to these risks directly or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions, which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the funds invest to decline.

Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the funds.

Some REITs have relatively small market capitalizations, which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification, so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the funds invest in REITs, a shareholder will bear his or her proportionate share of fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. Certain REITs may be able to pay up to 90% of their dividends in the form of stock instead of cash. Even if a fund receives all or part of a REIT distribution in stock, the fund will still be deemed to have received 100% of the distribution in cash and the entire distribution will be part of the fund’s taxable income. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain their exemptions from the 1940 Act.

Partnerships

The funds may invest in securities issued by companies that are organized as publicly traded partnerships or master limited partnerships, as well as limited liability companies. The funds may invest in partnerships that are publicly traded on certain stock exchanges or markets. These entities are generally operated under the supervision of one or more managing partners or members. Limited partners, unitholders, or members (such as a fund that invests in a partnership) are not usually involved in the day-to-day management of the company, but are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

Risks involved with investing in partnerships include, among other things, risks associated with the partnership structure itself and the specific industry or industries in which the partnership invests (e.g., real estate development, oil, or gas). State law governing partnerships is often less restrictive than state law governing corporations. As a result, there may be fewer legal protections afforded to investors in a partnership than to investors in a corporation. At times, partnerships may potentially offer relatively high yields compared with common stocks. Because partnerships are generally treated as “pass through” entities for tax purposes, they do not ordinarily pay income taxes but instead pass their earnings on to unitholders (except in the case of some publicly traded partnerships that may be taxed as corporations).

Illiquid Investments

The funds may not purchase any securities that are illiquid investments (as defined in Rule 22e-4(8) under the 1940 Act) at the time of purchase, which may include restricted securities. However, such securities may be conferred as part of a corporate action of an eligible security or become illiquid after purchase. The fund may hold no more than 15% of the value of its assets in illiquid investments. In such event, the restricted security will be disposed of within a reasonable timeframe and in a manner that avoids harm to the fund. Certain restricted securities may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in current market conditions in seven calendar days or less without the sale significantly changing the market value of the security. Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities, for which a market quotation is not readily available, will be priced at fair value.

Repurchase Agreements

The funds may enter into a repurchase agreement through which an investor (such as the funds) purchases securities (known as the “underlying security”) from well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price’s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid investments. The funds will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) that the funds’ investment guidelines would allow them to purchase directly; (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement; and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the funds seek to enforce their rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing their rights. To the extent required by the 1940 Act, the funds will only enter into repurchase agreements that are fully collateralized, as defined by the 1940 Act.

Reverse Repurchase Agreements

Although the funds have no current intention of engaging in reverse repurchase agreements, they reserve the right to do so for non-investment purposes, such as emergency requirements for cash. The fund may invest in reverse repurchase agreements, which the fund believes to be fixed-income securities for brokerage purposes. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Generally, the effect of such transactions is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. The funds intend to use the reverse repurchase technique only when it will be advantageous to a fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a fund’s assets. The custodian bank will maintain a separate account for a fund with securities having a value equal to or greater than such commitments. A reverse repurchase agreement may be viewed as a type of borrowing by the funds, subject to Investment Restriction (1). (See “Investment Restrictions.”)

Unforeseen Market Events

Unpredictable environmental, political, social and economic events, including but not limited to, environmental or natural disasters, war and conflict (including Russia’s military invasion of Ukraine and the conflict in Israel, Gaza and surrounding areas), terrorism, geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), and public health epidemics or pandemics and similar public health threats, may significantly affect the economy and the markets and issuers in which a fund invests. The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to a fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may be negatively impacted. Some events may affect certain geographic regions, countries, sectors, and industries more significantly than others and exacerbate other preexisting environmental, political, social, and economic risks. Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could lead to inflation, negatively impact overall investor sentiment and/or further increase volatility in securities markets.

Governments and regulators may take actions that affect the regulation of the funds or the instruments in which the funds invest, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the funds’ abilities to achieve their investment objectives or otherwise adversely impact an investment in the funds. Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the funds’ investments.

Public health epidemics and pandemics have had and may have, an impact on a fund’s investments and net asset value and have led and may lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Public health epidemics or pandemics may result in periods of disruptions to business operations, supply chains and customer activity, travel restrictions, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which a fund invests. The occurrence, reoccurrence and pendency of public health epidemics or pandemics could adversely affect the economies and financial markets either in specific countries or worldwide.

In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems and other factors related to public emergencies.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that environmental, economic, financial, or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.

Cybersecurity Risks

As the use of the internet and other technologies is prevalent in the course of business, each fund and its service providers are more susceptible to operational and financial risks associated with cyberattacks. Cybersecurity incidents can result from deliberate attacks, such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the funds, or their service providers or the issuers of securities in which the funds invest, can cause disruptions and impact business operations, potentially resulting in financial losses; the inability of fund shareholders to transact; violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyberattacks, there is no guarantee that those measures will be effective, particularly since the funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries, and companies in which they invest or with which they do business.

Operational Risks

An investment in a Price Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result. Processes and controls developed may not eliminate or mitigate the occurrence or effects of all risks, and some risks simply may be beyond any control of the funds, T. Rowe Price and its affiliates, or other service providers.

Government and Regulatory Risks

Legal, tax, and regulatory changes could occur that may adversely affect investments in which a fund invests. The Price Advisers and the instruments in which a fund invests may be subject to different and sometimes conflicting legislation or regulations. New or changing legislation or regulations may be imposed by the SEC, Commodity Futures Trading Commission (CFTC), U.S. Department of Labor, IRS, U.S. Federal Reserve or other banking regulators, Financial Crimes Enforcement Network, Office of Foreign Assets Control, or other governmental regulatory authorities or self-regulatory organizations that supervise financial markets, including non-U.S. regulatory authorities. Such changes may impact the regulation of instruments in which a fund invests, the issuers of or counterparties to such instruments, or the Price Advisers or the funds themselves. Increasing regulation and the costs of compliance can generally be expected to increase the costs of investing and trading activities.

Large Shareholder Risks

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund’s shares (Large Shareholders). Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Adviser, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by T. Rowe Price or its affiliates. Large Shareholders may sell all or a portion of their shares of a fund at any time or may be required to sell all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates). Sales by Large Shareholders of their shares of a fund may cause Authorized Participants to engage in redemption requests, which in turn may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests for any funds that redeem in cash as opposed to in-kind. These sales for funds with cash redemption baskets may adversely affect both the fund’s market price and NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

Portfolio Management Practices

Environmental, Social, and Governance Factors

T. Rowe Price integrates environmental, social, and governance (ESG) factors into its investment research processes for certain funds and investments, with a focus on the ESG factors considered most likely to have a material impact on the performance of the holdings in a fund’s portfolio. The funds’ analysts and portfolio managers have primary responsibility for integrating ESG considerations into investment decisions and are supported by a team of dedicated in-house ESG specialists. The ESG specialists have developed a proprietary research tool to establish a comprehensive process for evaluating ESG factors across investments, including a model that systematically and proactively screens and evaluates the responsible investing profile of companies and other issuers using multiple data sets from internal sources, company reports, and select third-party providers. The evaluation of ESG factors is unique for each asset class based on the relevant ESG characteristics and level of available data, and is highly dependent on the country, industry, company, and management of the investment being analyzed. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, an ESG analysis may not be relevant or possible due to a lack of data. We may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for a fund. As a result, the particular factors considered with each investment in the research process will vary, but may include the following:

●	Long-term environmental considerations, such as regulation and the availability and costs of raw materials, water, energy;

●	A company’s incentive structure and how closely aligned it is with stated corporate strategy;

●	Supply chain risks, work stoppages, and labor controversies;

●	The quality and diversity of a company’s Board;

●	The current and potential regulatory environment, particularly with respect to highly regulated industries or controversial situations; and

●	The relative quality of a company’s disclosures, its degree of focus on investors’ interests, and its philosophy regarding stakeholder communications and engagement.

The ESG factors discussed herein may not be applied or analyzed with respect to each issuer or security invested in by the fund. A fund may underperform other similar funds that do not apply or analyze ESG factors in the investment process. A fund may invest in issuers or securities that do not reflect the views of any particular investor’s views of ESG. To the extent T. Rowe Price uses third-party vendor services and/or its own proprietary research platform, such resulting data may not be sufficiently available, complete, or accurate and thus could negatively affect the fund’s performance.

Lending of Portfolio Securities

As a means of earning additional income, the funds may lend their portfolio securities to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, or such other collateral as may be permitted under the funds’ investment programs. Cash collateral is invested in short-term securities, including shares of a government money market fund. While the securities are being lent, the funds making the loan will continue to receive the equivalent of the reasonable interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the funds employ an agent to implement their securities lending program, and the agent receives a reasonable fee from the funds for its services. The funds have a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote, when practical. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only if, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the funds bear the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Borrowing and Lending

The funds may not borrow for investment purposes or hold short positions. The Price Funds may rely upon an interfund lending exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits the funds to borrow money from and/or lend money to other funds in the T. Rowe Price complex to help the funds meet short-term redemptions and liquidity needs. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the funds’ Board. See “Fundamental Policies” and “Operating Policies” under “Investment Restrictions” for additional information about borrowing.

Cash Reserves

The funds may invest their cash reserves primarily in one or more affiliated or unaffiliated government money market funds. Government money market funds provide an efficient means of managing cash reserves. The funds will only invest in the government money market funds to the extent consistent with their investment objectives and programs. None of the funds are insured or guaranteed by the FDIC or any other government agency. Although government money market funds seek to maintain a stable NAV of $1.00 per share, it is possible to lose money by investing in them.

Affiliated government money market funds include those established for the exclusive use of the T. Rowe Price family of funds and other clients of T. Rowe Price (the “TRP Reserve Funds”). The TRP Reserve Funds are series of the T. Rowe Price Reserve Investment Funds, Inc., which operate under an SEC exemptive order. T. Rowe Price Government Reserve Fund and the T. Rowe Price Treasury Reserve Fund are TRP Reserve Funds that comply with the requirements of Rule 2a-7 under the 1940 Act governing government money market funds. Additional government money market funds may be created in the future.

While none of the TRP Reserve Funds pays an advisory fee to T. Rowe Price, each will incur other expenses. However, the TRP Reserve Funds are expected by T. Rowe Price to operate at very low expense ratios.

Liquidity Risk Management Rule

Rule 22e-4 under the 1940 Act requires, among other things, certain open-end investment companies, such as the Price Funds, to adopt a liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Such funds are also required to provide additional disclosures about a fund’s redemptions and liquidity risk. As required by the rule, the Price Funds implemented a liquidity risk management program (“Liquidity Program”), pursuant to which each investment has been classified as a “highly liquid,” “moderately liquid,” “less liquid,” or “illiquid” investment. The Board of each fund, including a majority of the independent directors, has appointed T. Rowe Price as the administrator of the Liquidity Program.

Reserve Position

In order to respond to adverse market, economic, political, or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and managing cash flows into the fund and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk. The fund’s reserve positions will primarily consist of: (1) shares of a T. Rowe Price or unaffiliated government money market fund; (2) short-term, high-quality money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies.

investment RESTRICTIONS

Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the funds’ shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the funds’ outstanding shares. Other restrictions in the form of operating policies are subject to change by the funds’ Board without shareholder approval. Any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the funds. With the exception of the diversification test required by the Code, calculation of the funds’ total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the funds’ prospectuses or this SAI will not include collateral held in connection with securities lending activities. For purposes of the tax diversification test, calculation of the funds’ total assets will include investments made with cash received by the funds as collateral for securities loaned.

Fundamental Policies

(1)	Borrowing The funds may not borrow money, except that the funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds’ investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the funds’ total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. This limitation applies at the time of the transaction and continues to the extent required by the 1940 Act.

(2)	Commodities The funds may not purchase or sell commodities, except to the extent permitted by applicable law.

(3)	Industry Concentration The funds may not purchase the securities of any issuer if, as a result, more than 25% of the value of the funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry.

(4)	Loans The funds may not make loans, although the funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the funds’ total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

(5)	Percent Limit on Assets Invested in Any One Issuer (All Funds except Blue Chip Growth ETF and Growth Stock ETF) The funds may not purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 5% of the value of the funds’ total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies.

(6)	Percent Limit on Share Ownership of Any One Issuer (All Funds except Blue Chip Growth ETF and Growth Stock ETF) The funds may not purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies).

(7)	Real Estate The funds may not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(8)	Senior Securities The funds may not issue senior securities except in compliance with the 1940 Act.

(9)	Underwriting The funds may not underwrite securities issued by other persons, except to the extent that the funds may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs.

NOTES

The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

With respect to investment restriction (1) on borrowing, any borrowings that come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other funds in the Price Complex, or other persons to the extent permitted by applicable law.

With respect to investment restrictions (1) on borrowing and (8) on senior securities, under the 1940 Act, open-end investment companies (such as the Price Funds) can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to satisfy the 300% requirement. Any borrowings by a Price Fund from a bank and transactions by a Price Fund that may be considered to result in the issuance of a senior security will comply with the requirements of the 1940 Act, including any interpretations of the 1940 Act by the SEC or the SEC staff. In addition, any transactions involving reverse repurchase agreements will be covered in accordance with the 1940 Act and applicable SEC guidance. Any borrowings from other Price Funds will comply with the terms and conditions of the Price Funds’ interfund lending exemptive order.

With respect to investment restriction (2) on commodities, the funds do not consider currency contracts or hybrid investments to be commodities. With respect to investment restriction (2), the funds may not directly purchase or sell commodities that require physical storage unless acquired as a result of ownership of securities or other instruments, but the funds may invest in any derivatives and other financial instruments that involve commodities or represent interests in commodities to the extent permitted by the 1940 Act or other applicable law.

With respect to investment restriction (3) on industry concentration, U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry. Bonds that are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

With respect to restriction (4) on loans, the funds will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

With respect to investment restrictions (5) and (6) on diversification, the funds will treat bonds that are refunded with escrowed U.S. government securities as U.S. government securities.

Operating Policies

(1)	Borrowing The funds may not borrow for investment purposes. The funds may not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33⅓% of its total assets.

(2)	Control of Portfolio Companies The funds may not invest in companies for the purpose of exercising management or control.

(3)	Illiquid Investment The funds may not purchase securities that are illiquid at the time of purchase.

(4)	Margin The funds may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments.

(5)	Short Sales The funds may not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute selling securities short.

(6)	Foreign Investments The funds’ investments in foreign securities are limited to 20% of total assets.

NOTES

The following notes should be read in connection with the above-described operating policies. The notes are not operating policies.

While these restrictions provide a useful level of detail about the fund’s investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in futures could have a significantly greater impact on the fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the fund’s investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, or other characteristics of the fund’s securities may change after they are purchased, and this may cause the amount of the fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made. However, certain changes will require holdings to be sold or purchased by the fund during the time it is above or below the stated percentage restriction in order for the fund to be in compliance with applicable restrictions.

With respect to investment restriction (3) on illiquid investments, an illiquid security is a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The fund may hold no more than 15% of the value of its assets in illiquid investments. If a security becomes illiquid, the security will be disposed of within a reasonable timeframe and in a manner that avoids harm to the fund.

With respect to investment restrictions (1) on borrowing and (4) on margin, margin purchases are not considered borrowings and effecting a short sale will be deemed to not constitute a margin purchase. If a fund is subject to an 80% name test as set forth in its prospectus, the 80% investment policy will be based on the fund’s net assets plus any borrowings for investment purposes should the fund be permitted to borrow for investment purposes in the future.

With respect to investment restriction (6) on foreign investments, a 30% withholding tax is currently imposed on any dividends, but not on gross proceeds from a fund redemption (until further guidance to the contrary is issued by the U.S. government, paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, non-exempt foreign financial institutions will need to enter into agreements with the IRS (unless resident in a country that provides for an alternative regime through an intergovernmental agreement with the U.S.) stipulating that they will provide the IRS with certain information (including name, address, and taxpayer identification number) for direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, and agree to withhold tax on certain payments made to noncompliant foreign financial institutions or to account holders who fail to provide the required information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Further, to the extent applicable to the funds, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, participation notes may sometimes be used to gain access to these markets, if permitted by the funds’ investment objectives and limitations. In addition, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. The funds are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies and may be subject to the limitation that no more than 10% of the value of the fund’s total assets may be invested in such securities.

CUSTODIAN AND FUND ACCOUNTING

State Street is the custodian for the funds’ securities and cash, but it does not participate in the funds’ investment decisions. Portfolio securities purchased in the United States are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, funds investing in municipal securities are authorized to maintain certain of their securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. Portfolio securities that are purchased outside the United States are maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. State Street’s main office is at One Lincoln Street, Boston, Massachusetts 02111.

T. Rowe Price and State Street, subject to the oversight of T. Rowe Price, each provide certain fund accounting services to the Price Funds.

CODE OF ETHICS

The funds; their investment adviser (T. Rowe Price) and investment subadviser (Price Investment Management, Price International, Price Australia, Price Hong Kong, Price Japan, and/or Price Singapore), if applicable; and their principal underwriter (T. Rowe Price Investment Services) have adopted a written Code of Ethics and Conduct pursuant to Rule 17j-1 under the 1940 Act, which requires persons with access to investment information (Access Persons) to obtain prior clearance before engaging in most personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all Access Persons must report their personal securities transactions within 30 days after the end of the calendar quarter. Aside from certain limited transactions involving securities in certain issuers with high trading volumes, Access Persons typically are not permitted to effect transactions in a security if: there are pending client orders in the security, the security has been purchased or sold by a client within seven calendar days, the security is being considered for purchase for a client, a change has occurred in T. Rowe Price’s rating of the security within seven calendar days prior to the date of the proposed transaction, or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of the date of becoming an Access Person. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

disclosure of fund Portfolio information

Portfolio Holdings Disclosure Schedule

The funds will not make their full portfolio holdings available on a daily basis. The funds complete portfolio holdings as of their fiscal year-ends are disclosed in their annual shareholder reports and their complete portfolio holdings as of their fiscal midpoint are disclosed in their semiannual shareholder reports. The annual and semiannual shareholder reports are transmitted to the funds’ shareholders within 60 days of the period covered. The shareholder reports are also filed with the SEC and publicly available immediately upon filing with the SEC.

Additionally, the funds also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT. Form N-PORT is filed with the SEC each quarter, and the fund’s complete portfolio holdings as of its first and third fiscal quarter-ends are made publicly available 60 days after the end of each quarter. Forms N-CSR and N-PORT are available at troweprice.com/prospectus and are sent to shareholders upon request, free of charge. At the discretion of the investment adviser, under certain conditions, Forms N-CSR and N-PORT may include up to 5% of a fund’s holdings under the caption “Miscellaneous Securities” without identifying specific securities held by the fund. Generally, a holding would not be individually identified if it is determined that its disclosure could be harmful to the fund or its shareholders. A holding will not be excluded for these purposes from a fund’s SEC filings for more than one year.

Also, the funds generally disclose their full portfolio holdings on troweprice.com for each calendar quarter-end on the 15th calendar day after each quarter-end and, for each month-end that is not a calendar quarter-end, on the 30th calendar day after the month-end. At the discretion of the investment adviser, these disclosures may also exclude the issuer name and other information relating to a holding in order to protect a fund’s interests and to prevent harm to the fund or its shareholders, and would instead be listed in one line as “Miscellaneous Securities” with the aggregate percentage of the fund’s total assets that they represent. Private placements and other restricted securities, if eligible investments, may not be individually identified in the holdings that are available on troweprice.com, but must be disclosed in any SEC filings. The calendar quarter-end portfolio holdings will remain on the website for one year. In addition, at the discretion of T. Rowe Price, the funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentage of the fund’s assets. Each monthly top 10 list will remain on the website for six months.

Proxy Portfolio

While a fund’s Proxy Portfolio includes some of a fund’s holdings, it is not the actual portfolio holdings. As discussed earlier, each fund will publish on its website each day a Proxy Portfolio designed to help trading in shares of the fund. The Proxy Portfolio could be based on a broad-based securities index (e.g., the S&P 500) or the fund’s recently disclosed portfolio holdings. The Portfolio Overlap, which is disclosed on each fund’s website, indicates the degree to which the Proxy Portfolio and a fund’s actual portfolio holdings overlap.

Portfolio Holdings Policies

The funds’ Board has adopted policies and procedures with respect to the disclosure of the funds’ portfolio securities. In adopting the policies, the funds’ Board took into account the views of the steering committees of the funds’ investment advisers regarding what information should be disclosed and when and to whom it should be disclosed. The funds’ Board believes the policies they have adopted are in the best interests of the funds and that they strike an appropriate balance between the desire of some persons for information about the funds’ portfolios and the need to protect the funds from potentially harmful disclosures. Additionally, each fund and each person acting on behalf of such fund will comply with and agree to be subject to the requirements of Regulation Fair Disclosure as if it applied to them.

In accordance with these policies, the funds may not disclose non-public portfolio holdings information to unaffiliated third parties except in connection with the day-to-day operations and management of the funds. Non-public portfolio holdings information is provided to the funds’ service providers including, among others, the investment adviser, sub-adviser (if any), custodian, administrator, distributor, transfer agent, INAV calculation agent, accountant, auditor, legal counsel, proxy voting agent, class action claims administrator, and other persons who provide systems or software support in connection with fund operations. The funds in the Price Complex or an affiliate of the funds have entered into nondisclosure agreements with the outside party under which the party undertakes to maintain the funds’ portfolio holdings on a confidential basis and to refrain from trading on the basis of the information. The names of these persons and the services they provide are set forth in the following table under “Fund Service Providers.”

In certain other limited situations, the funds, their officers, investment adviser, subadviser, distributor or affiliates, may provide non-public portfolio holdings information when there is a legitimate business purpose for doing so and such disclosure will not be harmful to the fund. In these situations, the recipient must expressly agree to maintain the disclosed information in confidence or owe a duty of trust or confidence.

From time to time, officers of the funds, the funds’ investment adviser (and investment subadviser, if applicable) or the funds’ distributor (collectively, “TRP”), when interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may also discuss with an Authorized Participant or liquidity provider the securities the fund is willing to accept for a creation, and securities that the fund will provide on a redemption. TRP may also discuss portfolio holdings-related information with broker/dealers in connection with settling the fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the funds’ current registration statements.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, as required by ratings and rankings organizations, as well as in connection with litigation involving the funds’ portfolio securities, the funds may disclose one or more of their securities.

T. Rowe Price has adopted and implemented policies and procedures reasonably designed to ensure compliance with the policies governing the disclosure of portfolio holdings, including the requirement to first confirm that an appropriate nondisclosure agreement has been obtained from each recipient of non-public holdings. None of the persons described above will receive any of the information described if, in the sole judgment of T. Rowe Price, the information could be used in a manner that would be harmful to the funds. The funds, T. Rowe Price or any of its affiliates do not receive compensation or other consideration in connection with the disclosure of portfolio holdings information.

T. Rowe Price personnel must not selectively disclose to market participants information pertaining to a fund’s underlying securities holdings or transactions unless such information has been publicly disclosed or as discussed above. Any dissemination of non-public information that could be material must occur to all shareholders at the same time and in a forum typically used to disseminate information broadly.

Fund Service Providers

Service Provider	Service
Bank of New York Mellon	Middle Office
Bloomberg	Pricing and Data Vendor
Bloomberg BVAL	Pricing Vendor
Bloomberg Port	Fixed Income Risk Modeling and Analytics Vendor
Blutic LLC	Systems Vendor
Broadridge Investor Communication Solutions	Fulfillment of Regulatory Literature
Cassini Systems, Inc.	Systems Vendor
Cenotech Solutions LLC	Systems Vendor
Charles River	Systems Vendor
Donnelley Financial Solutions	Filing, Printing, and Mailing Vendor
DTCC Derivatives Repository Ltd.	Systems Vendor
Duco Technology Limited	Systems Vendor
Ernst & Young LLP	Systems Vendor, Data, and Certain Tax and Regulatory Reporting Services
eVestment Alliance	Systems Vendor
FactSet	Systems Vendor
FlexTrade Systems	Systems Vendor
Global Relay	Records Management Vendor
ICE Data Services	Pricing and Systems Vendor
IHS Markit	Pricing and Data Vendor
ISS	Proxy and Systems Vendor
Intercontinental Exchange, Inc.	Fixed Income Analytics
Investor Tools, Inc.	Fixed Income Analytics
KPMG	Audit and Tax Services
Linedata	Fund Accounting Oversight Platform Vendor
Lionbridge	Translation Vendor
MicroFocus	Systems Vendor
MSCI	Market, Liquidity, and Climate Risk Vendor
Portware, LLC	Systems Vendor
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm
RR Donnelley	Systems, Printing, and Mailing Vendor
Refinitiv	Pricing Vendor
SimCorp Coric	Design and Reporting Vendor
SS&C Technologies Holdings	Systems Vendor
State Street Corporation	Custodian, Fund Accounting, Securities Lending Agent, and/or Transfer Agent
Style Analytics	Systems Vendor
Thebigword	Translation Vendor
Toppan Merrill	Printing and Mailing Vendor
TradingHub Group Limited	Systems Vendor
VSS, LLC	Systems Vendor

PRICING OF SECURITIES

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

Debt securities are generally traded in the OTC market and are valued at prices furnished by independent pricing services or by broker-dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Exchange-traded futures contracts are valued at closing settlement prices.

Price Funds Investing in Foreign Securities

Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction.

Trading in the portfolio securities of the funds may take place in various foreign markets on certain days (such as Saturday) when the funds are not open for business and do not calculate their NAV. As a result, NAVs may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in the funds’ portfolio securities may not occur on days when the funds are open. The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE (normally 4 p.m. ET) will affect the value of some or all of a fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decides whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The Valuation Designee cannot predict how often it will use quoted prices or how often it will determine it necessary to adjust those prices to reflect fair value.

However, because the fund’s investments are required to synchronously trade with the fund’s shares, the risk of securities not trading on a day or at a time the fund is open is minimized.

Price Funds Investing in Other Price Funds

Investments in the underlying Price Funds held by each fund are valued at their closing NAV per share on the day of valuation.

Fair Value

Investments for which market quotations are not readily available or are deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee, as defined by Rule 2a-5 of the 1940 Act. The Board has designated T. Rowe Price Associates, Inc., as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies, tests fair value methodologies, and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.

The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or are deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market- or investment-specific considerations. The Valuation Designee typically will afford the greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination thereof. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The Price Funds rely on various sources to calculate their NAVs. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by fund accounting providers, pricing sources, technological issues, or otherwise.

NET ASSET VALUE PER SHARE

The purchase and redemption price of the funds’ shares in Creation Units is equal to the funds’ NAV per share or share price. The funds determine their NAV per share by subtracting their liabilities (including accrued expenses and dividends payable) from their total assets (the market value of the securities the funds hold plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV per share is calculated as of the close of regular trading on the NYSE, normally 4 p.m. ET, every day the NYSE is open for trading. However, the NAV may be calculated at another time if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Determination of NAV (and the offering, sale, redemption, and purchase of shares) for the funds may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings; (b) during which trading on the NYSE is restricted; (c) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets; or (d) during which a governmental body having jurisdiction over the funds may by order permit such a suspension for the protection of the funds’ shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

INAV

In order to provide additional information regarding the indicative value of shares of the funds, the listing exchange or the market data vendor, which is listed in the “Fund Service Providers” section, disseminates each fund’s INAV every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means. An independent INAV provider will calculate the INAV for each fund during the listing exchange’s core trading session. A fund’s INAV will represent the fund’s estimated NAV, which will be the value of the fund’s assets on a per share basis. More specifically, an independent INAV provider calculates the INAV for each fund during the listing exchange’s core trading session by dividing the “Intraday Fund Value” (as defined below) as of the time of the calculation by the total number of outstanding shares of that fund. “Intraday Fund Value” is the sum of the fund’s assets, including the amount of cash held in a fund’s portfolio, the amount of accrued assets, such as interest, dividends and distributions owed to a fund, and the value of the securities held in the fund’s portfolio, minus the amount of a fund’s accrued liabilities as of the fund’s previous day’s NAV calculation. The Intraday Fund Value is also based on intraday estimates of securities values. The INAV will be calculated based on the midpoint of the National Best Bid and Offer of a fund’s investments (other than cash, cash equivalents and Treasury securities). The INAV for a fund will be calculated by the INAV provider using the portfolio holdings from the previous day, as provided by the custodian prior to the open of trading on the calculation day.

The INAV is intended to include an estimated accrued interest, dividends and other distributions owed to the fund, less expenses. The INAV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time. Additionally, the quotations and/or valuations of certain of a fund’s holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States, which could affect premiums and discounts between the INAV and the market price of the shares. The funds, T. Rowe Price and their affiliates do not make any warranty as to the accuracy of these calculations. Therefore, a fund’s INAV disseminated during the listing exchange trading hours should not be viewed as a real-time update of the fund’s NAV, which is calculated only once a day, and may not reflect the best possible valuation of a fund’s current portfolio. The INAV does not provide an estimated value of the Proxy Portfolio.

The adviser will bear responsibility for the oversight of the process for calculating and disseminating the INAV. A governance group of the adviser will monitor the accuracy and dissemination of each fund’s INAV throughout the trading day and track whether there were any material errors in the disseminated INAV. The governance group of the adviser will oversee the INAV service provider’s controls, methodologies, policies and procedures in a manner based on the adviser’s oversight of third-party pricing vendors. The adviser annually will report to the funds’ Audit Committee on this oversight, as well as information regarding any material errors or issues of which the adviser and the Governance Group become aware during the year. The Audit Committee will review material changes to the INAV procedures.

DIVIDENDS AND DISTRIBUTIONS

Dividends and other distributions on shares, if any, are distributed on a pro-rata basis to beneficial owners of the shares. Beneficial owners are owners of beneficial interests in fund shares. Dividend payments are made through the Depository Trust Company (DTC) Participants and Indirect Participants to beneficial owners then of record with proceeds received from each fund.

Dividend Reinvestment Service The funds do not provide a reinvestment service. Financial intermediaries, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their financial intermediary for further information regarding any dividend reinvestment service offered.

Purchase and redemption of creation units

General

The Corporation offers, issues, and sells shares of each fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the fund’s NAV next determined after receipt of an order in “proper form” (as defined below) on any Business Day. A “Business Day” is generally any day on which the NYSE is open for business. The Corporation reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than a fund’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the listing exchange is stopped at a time other than its regularly scheduled closing time. The Corporation reserves the right to determine the time by which creation and redemption orders must be received for same Business Day, credit as permitted by the SEC. Creation Units typically are settled on a “T+1 basis” (i.e., one Business Day after trade date or Transmittal Date (as defined below)), subject to certain exceptions (Settlement Date). The fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

The number of shares of a fund that constitute a Creation Unit for such fund is set forth in the fund’s prospectus. In its discretion, the Corporation reserves the right to increase or decrease the number of shares that constitutes a Creation Unit for a fund. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A fund will normally only issue Creation Units to, or redeem Creation Units from, an Authorized Participant, which is a member or participant of a clearing agency registered with the SEC, which has executed a written agreement with the fund or Distributor that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units (Participant Agreement). An Authorized Participant generally is either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the National Securities Clearing Corporation (NSCC), a clearing agency that is registered with the SEC, or (ii) a “DTC Participant,” i.e., eligible to utilize the Federal Reserve Book Entry System and/or DTC. At any given time, there may be only a limited number of Authorized Participants. Additional information about book entry and DTC as securities depository is in the “Book Entry Only System” section.

All orders to purchase or redeem Creation Units must be placed by an Authorized Participant. An Authorized Participant may place orders for the creation or redemption of Creation Units through the Clearing Process, the Fed Book-Entry System and/or DTC, subject to the procedures set forth in the Participant Agreement. Pursuant to the terms of its Participant Agreement, an Authorized Participant will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component (defined below), together with the transaction fees described below. Investors who are not Authorized Participants may make appropriate arrangements with an Authorized Participant, who may require a contractual arrangement that includes payment of the Cash Component, to submit orders to purchase or redeem Creation Units of a fund. Investors seeking to transact in Creation Units through their broker should be aware that their particular broker may not be an Authorized Participant and that, therefore, orders to purchase or redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor.

Authorized Participants purchases or redemptions of Creation Units of funds that invest in domestic securities (Domestic Funds) may transfer Deposit Securities in one of two ways: (i) through the Clearing Process or (ii) with a fund “outside” the Clearing Process through the facilities of DTC. The Clearing Process is not currently available for purchases or redemptions of Creation Units of funds that invest in foreign securities (International Funds). Accordingly, Authorized Participants submitting Creation Unit orders for such funds must effect those transactions outside the Clearing Process, as described further below. The funds are unlikely to invest in securities that require transfer outside the Clearing Process.

In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a limited power of attorney under the Participant Agreement.

Purchases (Creations)

Portfolio Deposit The consideration for purchase (or “creation”) of a Creation Unit of a fund generally consists of an in-kind deposit of specified instruments (Deposit Securities), a “Cash Component” (as defined below), plus any applicable transaction fee to offset the costs incurred by the fund in connection with the creation (see “Creation and Redemption Transaction Fees” below). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any fund.

The names and quantities of the instruments that constitute the Deposit Securities will generally be the same as a fund’s designated Proxy Portfolio, except when Custom Baskets (as defined below) are permitted or required by a fund, which may include, but is not limited to, the following: to the extent that the fund requires purchases to be made entirely or in part on a cash basis, as described below or, in a case where the fund’s designated Proxy Portfolio is a broad-based securities index (e.g., the S&P 500), the Deposit Securities for a fund may be an existing ETF which tracks the same broad-based securities index.

Because there is normally a difference between the aggregate NAV of a Creation Unit and the aggregate market value of the Deposit Securities to be exchanged for the Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference (the “Cash Component”). The Cash Component is sometimes called the “Balancing Amount.” Payment of any stamp duty or other similar fees, taxes, and expenses payable upon transfer of beneficial ownership of the Deposit Securities is the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The fund expects to cause to be published the names and quantities of the Deposit Securities and the Cash Component for that day (i.e., the Portfolio Deposit). The published Portfolio Deposit will apply until a new Portfolio Deposit is announced on the following Business Day, and there will be no intra-day changes to the Portfolio Deposit except to correct errors in the published Portfolio Deposit. The Proxy Portfolio will be published each Business Day regardless of whether a fund decides to issue or redeem Creation Units entirely or in part on a cash basis. The identity and number of shares of the Deposit Securities may change pursuant to, among other matters, changes in the Proxy Portfolio of the fund, as rebalancing adjustments and corporate action events are reflected, and when Custom Baskets (defined below) are used.

The Corporation reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Security that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting, or (iv) in certain other situations at the sole discretion of the Corporation. A fund also may permit or require the consideration for Creation Units to consist solely of cash, as described below.

Cash Creations A fund that normally issues Creation Units in exchange for a Portfolio Deposit may require purchases to be made entirely or in part on a cash basis. In such an instance, the fund will announce, before the open of trading on a given Business Day, that all purchases on that day will be made wholly or partly in cash. A fund may also determine, upon receiving a purchase order from an Authorized Participant to have the purchase be made entirely or in part in cash. If a fund permits or requires partial or all-cash creations, such purchases shall be effected in essentially the same manner as in-kind purchases; and the Authorized Participant must pay the same Cash Component required to be paid by an in-kind purchaser, plus the “Deposit Amount” (i.e., the cash equivalent of the missing Deposit Securities).

Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase the desired Deposit Securities will be incurred by the fund. Therefore, the fund may require Authorized Participants to pay higher transaction fees to offset brokerage and other costs associated with cash purchases (see “Creation and Redemption Transaction Fees” below).

Placing Creation Orders

Procedures for Creation of Creation Units The fund will issue shares in Creation Units at the NAV next determined after an irrevocable order in proper form is received. Orders must be transmitted by an Authorized Participant, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time.

For an order to be in proper form, it must be submitted on and for a Business Day prior to the time of the fund’s calculation of NAV (Order Cut-Off Time) on such Business Day (Transmittal Date) pursuant to procedures set forth in the Participant Agreement, as amended from time to time. While the Order Cut-Off Time is normally 4 p.m. ET, certain funds may have an earlier time. Additionally, on days when the NYSE, the fund’s listing exchange close earlier than normal, the Order Cut-Off Time may be earlier in the day.

An Authorized Participant may transfer the Deposit Securities through the Clearing Process and/or DTC and may transfer any Deposit Amount, Cash Component and/or transaction fee (as described below) through DTC or the Federal Reserve Wire, subject to the procedures set forth in the Participant Agreement. Fund Shares will be settled through the DTC system. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an Authorized Participant. Orders that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the fund may invest are closed may not be accepted or may be charged the maximum transaction fee (see “Creation and Redemption Transaction Fees” below).

A creation order is considered to be in “proper form” if: (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) not later than the fund’s specified Order Cut-Off Time on the Transmittal Date, and (ii) arrangements satisfactory to the applicable fund are in place for payment of the Cash Component and any other cash amounts which may be due, and (iii) all other procedures regarding placement of a creation order set forth in the Participant Agreement are properly followed. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.

Placing Creation Orders Using the Clearing Process The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Portfolio Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit, on behalf of the Participating Party, such trade instructions to the NSCC as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the Portfolio Deposit to the Transfer Agent, together with such additional information as may be required by the Distributor.

Placing Creation Orders Outside the Clearing Process Portfolio Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a creation order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation instead will be effected through a transfer of securities and cash directly through DTC.

Authorized Participants purchasing Creation Units of shares of International Funds must have international trading capabilities. Once the Custodian has been notified of an order to purchase Creation Units of an International Fund, it will provide such information to the relevant sub-custodian(s) of each such fund. The Custodian shall then cause the sub-custodian(s) of each such fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Portfolio Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s).

Acceptance of Creation Orders All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by the fund, and such fund’s determination shall be final and binding. Using the Clearing Process, the Transfer Agent will deliver to the Authorized Participant a confirmation of acceptance of a creation order within 15 minutes of the receipt of a submission received in proper form. Outside of using the Clearing Process, the Authorized Participant will receive an acknowledgment of the creation order acceptance. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance, subject to the conditions below.

The Corporation reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of a fund if: (i) the order is not in proper form; (ii) the investor(s) (including Authorized Participant, any beneficial owners, or group of related beneficial owners), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of that fund; (iii) the Deposit Securities or Deposit Cash, as applicable, delivered are not as disseminated through the facilities of the NSCC for that date by the Custodian; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Corporation or the Adviser have an adverse effect on the Corporation or the rights of beneficial owners; or (vii) there exist circumstances outside the control of the Corporation that make it impossible to process creation orders for all practical purposes. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Corporation, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, a sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective purchaser of a Creation Unit (and/or the Authorized Participant acting on its behalf) of the rejection of such creation order. The Corporation, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Once the fund has accepted a creation order, the Distributor will normally transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the fund of a Portfolio Deposit (be it a Deposit Amount, or the Deposit Securities and Cash Component) has been completed.

Notwithstanding the foregoing, the fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s deposit and maintenance of cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) up to 115% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received in proper form on the Transmittal Date, provided that (i) such order is otherwise in proper form and (ii) the cash collateral is delivered by the specified deadlines on the contractual settlement date for the Creation Unit. If such order is not placed in proper form prior to the Order Cut-Off Time, and/or all other deadlines and conditions set forth in the Participant Agreement relating to such additional deposits are not met, then the order may be deemed to be canceled or rejected, and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom. The Corporation may use such cash collateral at any time to buy missing Deposit Securities for the fund, and the Authorized Participant agrees to accept liability for any shortfall between the cost to the Corporation of purchasing such Deposit Securities and the value of the cash collateral. In addition, the cash collateral may be invested by the Corporation in its sole discretion at any time at the risk of the Authorized Participant, and any income received from such investment will be credited to the Authorized Participant.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the fund reserves the right to settle these transactions on a net basis or, as an alternative in its sole discretion, require and accept a representation from the Authorized Participant that the creation and redemption transactions are for separate beneficial owners.

Using the Clearing Process An Authorized Participant that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities expected to be delivered through NSCC, and (ii) the Cash Component, if any, to the Transfer Agent by means of the Corporation’s Clearing Process. In each case, the delivery must occur by the Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite shares and the Cash Component, if any, through the Clearing Process so as to be received no later than on the Settlement Date. In addition, any Transaction Fees obligations must be satisfied.

Outside the Clearing Process—Domestic Funds An Authorized Participant that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through DTC, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system or DTC. Such Deposit Securities must be received by the Transfer Agent by 11 a.m. ET on the Settlement Date, while the Cash Component must be received by 2 p.m. ET on that same date. Otherwise, the creation order shall be canceled or rejected. For creation units issued principally for cash (as discussed above), the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2 p.m. ET on the Contractual Settlement Date (as defined below). At that time, the Transfer Agent shall initiate procedures to transfer the requisite shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser no later than the Settlement Date (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Funds Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian on or before 11 a.m. ET on the Contractual Settlement Date. The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Corporation and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where any of the securities of the relevant fund are customarily traded. The Authorized Participant also must make available by the Contractual Settlement Date funds estimated by the Corporation to be sufficient to pay the Cash Component, if any. For Creation Units issued principally for cash, the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2 p.m. ET on the Contractual Settlement Date. When the sub-custodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Corporation, the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Custodian shall notify the Distributor and Transfer Agent, and the Corporation will issue and cause the delivery of the Creation Unit of shares via DTC so as to be received by the purchaser no later than T+2.

Creation and Redemption Transaction Fees

The funds may recoup the settlement and other transaction costs by imposing a transaction fee on purchasing or redeeming Creation Units (Transaction Fee). The Transaction Fee for each fund, as of the date of this SAI, is stated below. The funds reserve the right to adjust any Transaction Fee as necessary.

Fund	Creation Transaction Fee		Redemption Transaction Fee
	Standard Fee	Variable Fee*	Standard Fee	Variable Fee*
T. Rowe Price Blue Chip Growth ETF	$150	3%	$150	2%
T. Rowe Price Dividend Growth ETF	$150	3%	$150	2%
T. Rowe Price Growth Stock ETF	$150	3%	$150	2%
T. Rowe Price Equity Income ETF	$150	3%	$150	2%
T. Rowe Price U.S. Equity Research ETF	$200	3%	$200	2%

*	As a percentage of the NAV per Creation Unit purchased or redeemed, inclusive of any standard fee.

The standard creation transaction fee applies to any Creation Unit purchase that includes in-kind securities. As shown above, the Adviser may charge a variable fee for the transfer and other transaction costs associated with the issuance or redemption of Creation Units of shares. For instance, for cash creations (or redemptions) or cash-in-lieu of depositing one or more Deposit Securities, the Authorized Participant may be assessed a higher transaction fee to offset the transaction cost to the fund of buying (or selling) those Deposit Securities. Any transaction fees may be negotiated between the Corporation and the Authorized Participant and may be different for any given order, Business Day or Authorized Participant. However, in no instance will the redemption transaction fee exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may waive Authorized Participants for all or a portion of the creation or redemption transaction fees.

To the extent that the fund may need to convert cash received in a creation order into a foreign currency, at the applicable exchange rate and subject to the applicable spread, prior to purchasing investments for the portfolio denominated in foreign currencies, the Creation Unit purchaser will bear the risk associated with changes in the currency exchange rate and security value between the time they place their order and the time that the fund converts such cash received into foreign investments. Similarly, to the extent that the fund may need to sell investments denominated in foreign currencies prior to converting such proceeds into U.S. dollars for a redemption order, at the applicable exchange rate and subject to the applicable spread, the Creation Unit redeemer will bear the risk associated with changes in the currency exchange rate and security value between the time they place their order and the time that the fund converts such cash received into foreign investments.

Redemptions

Fund Securities Shares may be redeemed only by Authorized Participants at their NAV per share next determined after receipt by the Distributor of a redemption request in proper form. A fund will not redeem shares in amounts less than a Creation Unit. Beneficial owners of shares may sell their shares in the secondary market, but they must accumulate enough shares to constitute a Creation Unit to redeem those shares with a fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

The Corporation reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash Redemption Amount (as defined below) to replace one or more Fund Securities (defined below). Fund Securities may be different from Deposit Securities.

The redemption proceeds for a Creation Unit generally consist of specified instruments (Fund Securities), plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”) representing an amount equal to the difference between the aggregate NAV of the Creation Unit(s) being redeemed and the total aggregate market value of the Fund Securities, less any applicable transaction fees to offset the costs incurred by the fund in connection with the redemption (see “Creation and Redemption Transaction Fees” above). The Cash Redemption Amount is calculated in the same manner as the Cash Component. Together, the Fund Securities and the Cash Redemption Amount are the “Redemption Basket.”

The names and quantities of the instruments that constitute the Fund Securities for a fund will generally be the same as the fund’s designated Proxy Portfolio, except when Custom Baskets are permitted or required by a fund, which may include, but is not limited to, the following: to the extent that the fund requires purchases and redemptions to be made entirely or in part on a cash basis, as described below or, in a case where the fund’s designated Proxy Portfolio is a broad-based securities index (e.g., the S&P 500), the Deposit Securities and the Fund Securities for a fund may be an existing ETF which tracks the same broad-based securities index.

The redeeming Authorized Participant, or client on whose behalf the Authorized Participant is acting, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction where Fund Securities are customarily traded and will be delivered. If such arrangements are not in place and neither the Authorized Participant nor the investor can take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is otherwise not possible to effect deliveries of Fund Securities in such jurisdiction, the Corporation may redeem shares in cash. Further, redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that it cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering such Fund Security under such laws.

Each fund expects to publish daily the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. A fund’s Fund Securities may differ from its Deposit Securities on any given day. Further, the identity and number of shares of the Fund Securities may change pursuant to, among other matters, changes in the composition of the fund’s portfolio, as rebalancing adjustments and corporate action events are reflected, and when Custom Baskets (defined below) are used.

Cash Redemptions A fund that normally redeems Creation Units in exchange for a Redemption Basket may permit or require redemptions to be made entirely or in part on a cash basis. In such an instance, the fund will announce, before the open of trading on a given Business Day, that all redemptions on that day will be made wholly or partly in cash. A fund may also determine, upon receiving a redemption order from an Authorized Participant to have the redemption be made entirely or in part in cash. If a fund permits or requires partial or full all-cash redemptions, such purchases shall be effected in essentially the same manner as in-kind redemptions; and the Authorized Participant must pay the same Cash Redemption Amount required to be paid by an in-kind purchaser, plus the “Redemption Amount” (i.e., the cash equivalent of the missing Fund Securities).

Trading costs, operational processing costs and brokerage commissions associated with using cash to redeem Creation Units will be incurred by the fund. Therefore, the fund may require Authorized Participants to pay higher transaction fees (see “Creation and Redemption Transaction Fees” below).

Placing Redemption Orders

Procedures for Redemption of Creation Units Orders must be transmitted by an Authorized Participant, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. The fund will redeem shares in Creation Units at the NAV next determined after an irrevocable order in proper form is received. For an order to be in proper form, it must be submitted on and for a Business Day prior to the Order Cut-Off Time on such Business Day for that Business Day pursuant to procedures set forth in the Participant Agreement, as amended from time to time. On days when the NYSE or the relevant fund’s listing exchange close earlier than normal, the Order Cut-Off Time may be earlier in the day. Custom Orders (as defined below) must be received at least two hours prior to the regular Order Cut-Off Time for the applicable fund.

Fund shares being redeemed will be settled through the DTC system. An Authorized Participant may transfer any Redemption Amount, Cash Redemption Amount and/or transaction fee through DTC or the Federal Reserve Wire, subject to the procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an Authorized Participant. Orders that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the fund may invest are closed may not be accepted or may be charged the maximum transaction fee (see “Creation and Redemption Transaction Fees” below).

Authorized Participants seeking to redeem shares of certain funds may transfer Creation Units through the Clearing Process (see “Placing Redemption Requests Using the Clearing Process”) or outside the Clearing Process through the facilities of DTC (see “Placing Redemption Requests Outside the Clearing Process”). As noted above, the Clearing Process is not currently available for redemptions of Creation Units of International Funds; accordingly, Authorized Participants seeking to redeem shares of such funds must effect such transactions outside the Clearing Process.

A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to the fund are in place for the Authorized Participant to transfer or cause to be transferred to the fund the Creation Unit of such fund being redeemed on or before contractual settlement of the redemption request.

As discussed, a redeeming investor will pay a Transaction Fee to offset the fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring the Fund Securities from its account to the account of the redeeming investor. An entity redeeming shares in Creation Units outside the Clearing Process may be required to pay a higher Transaction Fee than would have been charged had the redemption been effected through the Clearing Process. A redeeming investor receiving cash in lieu of one or more Fund Securities may also be assessed a higher transaction fee on the cash in lieu portion. This higher Transaction Fee will be assessed in the same manner as the Transaction Fee incurred in purchasing Creation Units.

Redemption Requests

Placing Redemption Requests Using the Clearing Process Requests to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that is a Participating Party, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement.

Placing Redemption Requests Outside the Clearing Process Orders to redeem Creation Units outside the Clearing Process must be delivered through an Authorized Participant that is a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a redemption order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption instead will be effected through a transfer of fund shares directly through the DTC.

In the case of shares of International Funds, upon redemption of Creation Units and taking delivery of the Fund Securities into the account of the redeeming shareholder or an Authorized Participant acting on behalf of such investor, such person must maintain appropriate custody arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of such Fund Securities are customarily traded.

Acceptance of Redemption Requests All questions as to whether an order has been submitted in proper form and the requisite number of fund shares and Transaction Fee have been delivered shall be determined by the fund, and such fund’s determination shall be final and binding. The Fund reserves the absolute right to reject or revoke an acceptance of a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE or the fund’s listing exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the fund’s listing exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a fund or determination of a fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC. The fund or Distributor may notify the Authorized Participant of such rejection or revocation, but neither the fund nor the Distributor shall have any liability for failure to give such notification.

Except as provided below in “Issuance of Fund Securities,” the fund will not deliver the Fund Securities, Redemption Amount, and/or Cash Redemption Amount, as applicable, until the transfer of the Creation Unit(s) and the applicable Transaction Fee has been completed. If the Transfer Agent does not receive the redeeming investor’s fund shares through DTC’s facilities and the applicable Transaction Fee by the required time, the redemption request may be rejected.

Once the fund has accepted a redemption order, upon the next determination of the NAV of the Shares, the fund or Transfer Agent may deliver to the Authorized Participant a confirmation of acceptance of a request to redeem shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

Deliveries of redemption proceeds by the fund typically are settled on the Settlement Date, but may be made up to seven days later, particularly in stressed market conditions, except as further set forth herein. The fund reserves the right to settle redemption transactions on another basis to accommodate non-U.S. market holiday schedules (see “Regular Holidays”), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the fund reserves the right to settle these transactions on a net basis or require and accept a representation from the Authorized Participant that the creation and redemption transactions are for different investors.

Issuance of Fund Securities

To the extent contemplated by a Participant Agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of the fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to 115% of the market value of the missing shares. The Corporation may use such collateral at any time to purchase the missing shares, and will subject the Authorized Participant to liability for any shortfall between the cost of the fund acquiring such shares and the value of the collateral, which may be sold by the Corporation at such time, and in such manner, as the Corporation may determine in its sole discretion.

Using the Clearing Process An Authorized Participant that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite shares, and (ii) the Cash Redemption Amount, if any, to the Transfer Agent by means of the Corporation’s Clearing Process. In each case, the delivery must occur by the Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, through the Clearing Process so as to be received by the Settlement Date.

Outside the Clearing Process—Domestic Funds An Authorized Participant that is a DTC Participant making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite shares through DTC, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such shares and Cash Redemption Amount must be received by the Transfer Agent by 11 a.m. ET on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received by the Settlement Date (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Funds A redeeming Authorized Participant must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such in-kind redemption proceeds will be delivered. If neither the redeeming beneficial owner nor the Authorized Participant acting on its behalf has appropriate arrangements to take delivery of the Fund Securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the beneficial owner will be required to receive its redemption proceeds in cash.

Custom Baskets

The basket of securities included in a Fund Deposit and a Redemption Basket may be the fund’s Proxy Portfolio or the fund may utilize Custom Baskets provided that certain conditions are met. A Custom Basket is any basket different from the fund’s Proxy Portfolio. The Corporation has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for Custom Baskets.

A fund reserves the right to accept for creation a basket of securities and/or cash that differs from a basket of Deposit Securities and/or Cash Component published or transacted on a Business Day, or to permit or require the substitution of an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Deposit Security. A fund also reserves the right to deliver for redemption a basket of securities and/or cash that differs from a basket of Fund Securities and/or Cash Component published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Fund Security.

Regular Holidays

A fund may effect deliveries of Creation Units and Fund Securities on a basis other than the Settlement Date in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Corporation to effect or settle in-kind creations and redemptions by the Settlement Date is subject to certain conditions, including that there are no days that are holidays in an applicable foreign market in the time between the order date and the delivery date. For every occurrence of one or more such intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent a fund from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring Fund Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days, but in no event longer than 15 calendar days, for some funds in certain circumstances.

TAX STATUS

The tax discussion in the prospectus and this SAI provides only a brief summary of some of the tax consequences affecting the funds and the shareholders of the funds in general under the U.S. federal income tax law. You may also be subject to foreign, state, and local laws, which are not discussed here. No attempt has been made to discuss tax consequences specifically applicable to any particular shareholder. You should discuss with your tax advisor to determine tax consequences applicable to you and your investments.

Taxation of the Funds

The funds intend to qualify as “regulated investment companies” under Subchapter M of the Code. A number of factors could adversely affect the fund’s qualification as a regulated investment company, including the lack of clear tax guidance in applying certain tests under Subchapter M of the Code and sudden geopolitical and market events affecting the fund’s ability to adjust its portfolio. If, in any taxable year, a fund does not qualify as a regulated investment company under the Code: (1) the fund would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund’s distributions, to the extent made out of the fund’s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends; (3) the fund’s distributions may qualify for taxation at a reduced rate for noncorporate shareholders and for the deduction for dividends received by corporations; and (4) foreign tax credits and qualified REIT dividends, as explained in “Taxation of Fund Shareholders” below, would not “pass through” to shareholders. A fund may avoid losing its qualification as a regulated investment company under certain circumstances by using remedies provided in the Code, but such remedies may still result in a significant tax penalty to the fund.

To be entitled to the special tax benefits applicable to regulated investment companies, the funds will be required to distribute the sum of 90% of their investment company taxable income and 90% of their net tax-exempt income, if any, each year. The investment company taxable income may include income required to be accrued before the fund receives cash associated with such income (e.g., an original issue discount or market discount associated with debt obligations) and income or gains allocated from an investment in a partnership. In order to avoid federal income tax, the funds must distribute all of their investment company taxable income, including any accrued income, and realized long-term capital gains for each fiscal year within 12 months after the end of the fiscal year. To avoid federal excise tax, the funds must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) and distribute such amounts prior to February 1 of the following calendar year. In some cases, a fund may have to make additional dividend distributions on subsequently determined undistributed income for a prior tax year. Shareholders are required to include such distributions in their income for federal income tax purposes whether dividends and capital gain distributions are paid in cash or in additional shares. If a fund is not able to meet the distribution requirements, the fund may have to pay tax on the undistributed income.

Taxation of Fund Shareholders

For individual shareholders, a portion of the funds’ ordinary dividends representing “qualified dividend income” may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. “Qualified dividend income” is composed of certain dividends received from domestic and qualified foreign corporations. It excludes dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends on nonqualified foreign corporations, and dividends on stocks the funds have not held for more than 60 days during the 121-day period beginning 60 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Individual shareholders can only apply the lower rate to the qualified portion of the funds’ dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds’ dividends. Little, if any, of the ordinary dividends paid by bond funds is expected to qualify for this lower rate.

For taxable years beginning after December 31, 2017, certain taxpayers, such as individuals, trusts and estates, may be eligible to claim, subject to limitations, a 20% federal income tax deduction for certain qualified business income, including “qualified REIT dividends” from REITs and “qualified publicly traded partnership income” from publicly traded partnerships (PTPs). The IRS has issued final regulations allowing funds to pass through qualified REIT dividends to their shareholders. A fund that decides to pass through the qualified REIT dividends will report such dividends to its shareholders in accordance with the IRS requirements. Due to the lack of IRS guidance on passing through qualified publicly traded partnership income, a fund that invests directly or indirectly in PTPs will not pass through any qualified publicly traded partnership income derived by the fund. As a result, investors that invest directly in PTPs may be entitled to this 20% deduction for qualified publicly traded partnership income, while shareholders in a fund that invests directly or indirectly in PTPs will not be entitled to this 20% deduction for qualified publicly traded partnership income derived by the fund.

For corporate shareholders, a portion of the funds’ ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the funds’ income consists of dividends paid by U.S. corporations. This deduction does not include dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends received from certain foreign corporations, and dividends on stocks the funds have not held for more than 45 days during the 91-day period beginning 45 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of the funds’ dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds’ dividends. Little, if any, of the ordinary dividends paid by the bond and international funds (and global funds that hold significant non-U.S. equities) is expected to qualify for this deduction. Long-term capital gain distributions paid by the funds are not eligible for the dividends-received deduction.

Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is paid. However, any dividend declared by the fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund prior to February 1 of the following calendar year.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

The funds may treat a portion of amounts paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in NAV. This practice, commonly referred to as “equalization,” has no effect on redeeming shareholders or a fund’s total return, and reduces the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. Because of uncertainties surrounding some of the technical issues relating to computing the amount of equalization, it is possible that the IRS could challenge the funds’ equalization methodology or calculations, and any such challenge could result in additional dividend income to shareholders and additional tax, interest, or penalties to be paid by the funds.

At the time of your purchase of shares, the funds’ NAVs may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. The funds may be able to reduce the amount of such distributions by utilizing their capital loss carryovers, if any. For federal income tax purposes, the funds are permitted to carry forward any net realized capital losses indefinitely and use such losses, subject to applicable limitations, to offset net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

However, the amount of capital losses that can be carried forward and used in any single year may be limited if a fund experiences an “ownership change” within the meaning of Section 382 of the Code. An ownership change generally results when the shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period. An increase in the amount of taxable gains distributed to a fund’s shareholders could result from an ownership change. The Price Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions. Moreover, because of circumstances beyond a fund’s control, there can be no assurance that a fund will not experience, or has not already experienced, an ownership change.

Upon the sale of your shares in a fund, you will realize a taxable gain or loss equal to the difference between the amount realized and your basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

Net investment income, including interest, dividends, and capital gains, derived by U.S. individuals with income exceeding certain thresholds and certain estates and trusts may be subject to additional income taxes.

Taxation of Foreign Shareholders

Foreign shareholders may be subject to U.S. tax on the sale of shares in any fund, or on distributions of ordinary income and/or capital gains realized by a fund, depending on a number of factors, including the foreign shareholder’s country of tax residence, its other U.S. operations (if any), and the nature of the distribution received. Foreign shareholders should consult their own tax advisor to determine the precise U.S. and local tax consequences to an investment in any fund.

A 30% withholding tax is currently imposed on all or a portion of any dividends paid, but not on gross proceeds from a fund redemption (until further guidance to the contrary is issued by the U.S. government) to: (i) foreign financial institutions, including non-U.S. investment funds and trusts, unless they agree to collect and disclose to the IRS, or in certain cases to their country of residence, information regarding their direct and indirect U.S. account holders or are exempt from these requirements and certify as such and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, nonexempt foreign financial institutions will need to enter into agreements with the IRS (unless resident in a country that provides for an alternative regime through an intergovernmental agreement with the U.S.) stipulating that they will provide the IRS with certain information (including name, address, and taxpayer identification number) for direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, and agree to withhold tax on certain payments made to noncompliant foreign financial institutions or to account holders who fail to provide the required information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its foreign shareholders are exempt from U.S. withholding tax, provided such foreign shareholders furnish valid tax documentation certifying such foreign shareholders’ non-U.S. status. A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, T. Rowe Price may choose to report qualifying distributions and apply the withholding tax exemption to those distributions when made to foreign shareholders investing in a fund. You should check with your intermediary whether any withholding tax would be applied to such distributions. For other funds, T. Rowe Price may choose not to report qualifying distributions or apply the withholding tax exemption to qualifying fund distributions made to foreign shareholders. A foreign shareholder subject to withholding tax on the qualifying fund distributions may have to file a U.S. federal income tax return to reclaim such withholding tax directly from the IRS.

Under the Foreign Investment in Real Property Tax Act of 1980 (FIRPTA), a non-U.S. shareholder is subject to U.S. tax in respect of a disposition of a U.S. real property interest (USRPI) and any gain from such disposition is subject to U.S. federal income tax as if such shareholder were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a fund is a U.S. real property holding corporation (USRPHC) and is not domestically controlled, any gain realized on the sale or exchange of fund shares by a non-U.S. shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of fund shares would be FIRPTA gain. The same rule applies to dispositions of fund shares by non-U.S. shareholders but without regard to whether the fund is domestically controlled. A fund will be a USRPHC if, in general, 50% or more of the fair market value of the fund’s assets consists of USRPIs, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain when a regulated investment company is classified as a qualified investment entity. A regulated investment entity will be classified as a qualified investment entity if, in general, 50% or more of the regulated investment company’s assets consists of interests in U.S. REITs and other USRPHCs. If a regulated investment company is a qualified investment entity and a non-U.S. shareholder owns more than 5% of a class of fund shares at any time during the one-year period ending on the date of the distribution, the distribution to such non-U.S. shareholder will be treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. In addition, even if a non-U.S. shareholder does not own more than 5% of a class of fund shares, but the fund is a qualified investment entity, fund distributions of FIRPTA gain will be taxable as ordinary dividends (rather than as capital gain or short-term capital gain dividend) subject to withholding at a 30% or lower treaty rate.

Foreign Income Taxes

Income received by the funds from sources within various foreign countries may be subject to foreign income taxes. Under the Code, if more than 50% of the value of the funds’ total assets at the close of the taxable year comprises securities issued by foreign corporations or governments, the funds may file an election to “pass through” to the funds’ shareholders any eligible foreign income taxes paid by the funds. Certain funds of funds may also be able to pass through foreign taxes paid by other funds in which they are invested if at least 50% of the value of the funds’ total assets at the end of each fiscal quarter comprises interests in such regulated investment companies. There can be no assurance that the funds will be able to do so. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their pro-rata share of foreign income taxes paid by the funds; (2) treat their pro-rata share of foreign income taxes as paid by them; and (3) either deduct their pro-rata share of foreign income taxes in computing their taxable income or use it as a foreign tax credit against U.S. income taxes subject to certain limitations (but not both). A deduction for foreign income taxes may only be claimed by a shareholder who itemizes deductions.

In some cases, a fund may determine that it has the right to reclaim foreign taxes paid. If a fund decides to pursue a refund and is successful, the refund may occur in a year after the year of payment. Depending on how the foreign taxes paid were treated by the fund in the year of payment, the fund may be required to reverse any related deduction or credit taken in the year of payment, offset other foreign taxes paid in the year of refund, or remit the refund to the IRS. Therefore, a fund in a year in which it receives foreign tax refunds may have higher distributable income; and if the fund elects to pass through foreign income taxes to shareholders, the shareholders may experience a smaller amount of foreign taxes being passed through to them to the extent such tax refunds offset current year foreign taxes paid.

Foreign Currency Gains and Losses

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the funds will be increased. If the result is a loss, the ordinary income dividend paid by the funds will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the funds’ taxable year.

Passive Foreign Investment Companies

The funds may purchase, directly or indirectly, the securities of certain foreign investment funds or trusts, called “passive foreign investment companies” for U.S. tax purposes. Sometimes such investments are the only or primary way to invest in companies in certain countries. Some or all of the capital gains on the sale of such holdings may be considered ordinary income regardless of how long the funds held the investment. In addition, the funds may be subject to corporate income tax and/or an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and/or interest, the funds may treat these securities, when possible, as sold on the last day of each of their fiscal years and to recognize any gains for tax purposes at that time; deductions for losses may be allowable only to the extent of any gains resulting from these deemed sales in prior taxable years. Such gains and losses will be treated as ordinary income or losses. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions.

Investing in Mortgage Entities

Special tax rules may apply to the funds’ investments in entities that invest in or finance mortgage debt. Specifically, residual interests in real estate mortgage investment conduits and interests in an exchange-traded REIT that qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of the funds not to make such investments, there is no guarantee that the funds will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in the funds receiving excess inclusion income (EII) in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion allocated to disqualified organizations: certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income. In addition, such amounts will be treated as unrelated business taxable income to tax-exempt organizations that are not disqualified organizations and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any exemptions or rate reductions in any relevant tax treaties.

Investing in Partnerships

A fund may invest in publicly-traded partnerships. An investment in such partnerships may subject the fund or its wholly owned subsidiaries to tax filing and payment obligations in multiple jurisdictions and increase the fund’s tax compliance risk and burden. In some cases, the fund may have exposure to the partnership’s tax liabilities after its sale of the partnership interests. Such tax exposure could reduce the fund’s return to its shareholders.

Taxation of Certain Derivatives

For tax information on futures, please see the “Federal Tax Treatment of Certain Derivatives” section in this SAI.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units may be subject to a minimum holding period imposed by the fund and should consult with their own tax advisor regarding purchasing or redeeming Creation Units.

book entry only system

The DTC acts as securities depositary for the shares. Shares of each fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Corporation and DTC, DTC is required to make available to the Corporation upon request and for a fee to be charged to the Corporation a listing of the shares of each fund held by each DTC Participant. The Corporation, either directly or through a third-party service, shall inquire of each such DTC Participant as to the number of beneficial owners holding shares, directly or indirectly, through such DTC Participant. The Corporation, either directly or through a third-party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners. In addition, the Corporation shall pay to each such DTC Participant and/or third-party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and beneficial owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Corporation has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Corporation and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Corporation shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Corporation makes other arrangements with respect thereto satisfactory to the listing exchange.

CAPITAL STOCK

The Corporation’s charter authorizes the Board to classify and reclassify any and all shares that are then unissued, including unissued shares of capital stock into any number of series, each series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional series might therefore differ from the shares of the present series of capital stock and from each other as to preferences, conversions, or other rights; voting powers; restrictions; limitations as to dividends; qualifications; or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other series in various characteristics. The Board may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any series that the funds have authorized to issue without shareholder approval.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders’ meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the bylaws of the Corporation, a special meeting of shareholders of the Corporation shall be called by the secretary of the Corporation on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least 10% and (b) in the case of a meeting for any other purpose, at least 25%, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporation to the extent required by Section 16(c) of the 1940 Act.

The series set forth in the following table have been established by the Board under the articles of incorporation of the Corporation. Each series represents a separate pool of assets of the Corporation’s shares and has different objectives and investment policies. Maryland law provides that the debts, liabilities, obligations, and expenses incurred with respect to a particular series are enforceable against the assets associated with that series only. The articles of incorporation also provide that the Board may issue additional series of shares. Each share of each fund represents an equal proportionate share in that fund with each other share and is entitled to such dividends and distributions of income belonging to that fund as are declared by the directors. In the event of the liquidation of a fund, each share is entitled to a pro-rata share of the net assets of that fund. Each fund is registered with the SEC under the 1940 Act as an open-end management investment company.

Corporation	Year of Inception
T. Rowe Price Exchange-Traded Funds, Inc. (corporation)	2019
T. Rowe Price Blue Chip Growth ETF (series)	2020
T. Rowe Price Dividend Growth ETF (series)	2020
T. Rowe Price Equity Income ETF (series)	2020
T. Rowe Price Growth Stock ETF (series)	2020
T. Rowe Price U.S. Equity Research ETF (series)	2021

Proxy Voting Policies

T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (Policies and Procedures) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Fiduciary Considerations

It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social, and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team consults with the appropriate sector analyst from the Responsible Investment team, as appropriate.

HOW PROXIES ARE REVIEWED, PROCESSED, AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. For meetings with complex ballot items in certain international markets, research may be consulted from local domestic proxy research providers. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Guidelines

Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. The guidelines include regional voting guidelines as well as the guidelines for investment strategies with objectives other than purely financial returns, such as Impact and Net Zero. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.

Global Portfolio Companies

The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for the Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for the Price Funds and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations

Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.

In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its Board’s instruction.

For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (Excess Shares). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.1

REPORTING, RECORD RETENTION, AND OVERSIGHT

The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

[1]	The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and T. Rowe Price Investment Management Services, Inc.

federal registration of shares

The funds’ shares are registered for sale under the 1933 Act. Registration of the funds’ shares is not required under any state law.

legal counsel

Willkie Farr & Gallagher LLP, whose address is 787 Seventh Avenue, New York, New York 10019, is legal counsel to the funds.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Articles of Incorporation of Registrant, dated July 29, 2019 (electronically filed with initial registration statement dated December 11, 2019)

(a)(2)	Articles Supplementary of Registrant, on behalf of T. Rowe Price U.S. Equity Research ETF, dated February 18, 2021 (electronically filed with Amendment No. 3 dated April 21, 2021)

(a)(3)	Articles Supplementary of Registrant, on behalf of T. Rowe Price QM U.S. Bond ETF, T. Rowe Price Total Return ETF, and T. Rowe Price Ultra Short-Term Bond ETF, dated May 24, 2021 (electronically filed with Amendment No. 6 dated June 4, 2021)

(a)(4)	Articles Supplementary of Registrant, on behalf of T. Rowe Price Floating Rate ETF and T. Rowe Price U.S. High Yield ETF, dated May 17, 2022 (electronically filed with Amendment No. 11 dated July 15, 2022)

(a)(5)	Articles Supplementary of Registrant, on behalf of T. Rowe Price Core Equity ETF, T. Rowe Price Growth ETF, T. Rowe Price International Equity ETF, T. Rowe Price Small-Mid Cap ETF, and T. Rowe Price Value ETF, dated December 19, 2022 (electronically filed with Amendment No. 16 dated March 15, 2023)

(a)(6)	Articles of Amendment of Registrant on behalf of T. Rowe Price Core Equity ETF, dated February 2, 2023 (electronically filed with Amendment No. 16 dated March 15, 2023)

(a)(7)	Articles Supplementary of Registrant, on behalf of T. Rowe Price Intermediate Municipal Income ETF, dated February 12, 2024 (electronically filed with Amendment No. 19 dated February 14, 2024)

(a)(8)	Articles Supplementary of Registrant, on behalf of T. Rowe Price Technology ETF, dated May 14, 2024 (electronically filed with Amendment No. 24 dated May 17, 2024)

(a)(9)	Articles Supplementary of Registrant, on behalf of T. Rowe Price Capital Appreciation Premium Income ETF and T. Rowe Price Hedged Equity ETF, dated October 28, 2024 (electronically filed with Amendment No. 29 dated January 10, 2025).

(a)(10)	Articles Supplementary of Registrant, on behalf of T. Rowe Price Financials ETF, T. Rowe Price Global Equity ETF, T. Rowe Price Health Care ETF, T. Rowe Price International Equity Research ETF, and T. Rowe Price Natural Resources ETF, dated February 7, 2025 (electronically filed with Amendment No. 30 dated February 14, 2025)

(a)(11)	Articles Supplementary of Registrant, on behalf of T. Rowe Price Active Core International Equity ETF, T. Rowe Price Active Core U.S. Equity ETF, T. Rowe Price Emerging Markets Equity Research ETF, T. Rowe Price High Income Municipal ETF, T. Rowe Price Innovation Leaders ETF, T. Rowe Price Long Municipal Income ETF, T. Rowe Price Multi-Sector Income ETF, and T. Rowe Price Short Municipal Income ETF, dated July 29, 2025 (electronically filed with Amendment No. 37 dated October 8, 2025)

(b)	By-Laws of Registrant, as amended July 30, 2020, July 25, 2022, and May 8, 2024 (electronically filed with Amendment No. 26 dated July 25, 2024)

(c)	Inapplicable

(d)(1)	Investment Management Agreement between Registrant, on behalf of its separate series listed on Schedule A, and T. Rowe Price Associates, Inc., dated October 28, 2019 (electronically filed with initial registration statement dated December 11, 2019)

(d)(2)	Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price U.S. Equity Research ETF listed on Schedule A, and T. Rowe Price Associates, Inc., dated February 3, 2021 (electronically filed with Amendment No. 3 dated April 21, 2021)

(d)(3)	Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price QM U.S. Bond ETF, T. Rowe Price Total Return ETF, and T. Rowe Price Ultra Short-Term Bond ETF listed on Schedule A, and T. Rowe Price Associates, Inc., dated July 27, 2021 (electronically filed with Amendment No. 8 dated August 20, 2021)

(d)(4)	Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price Floating Rate ETF and T. Rowe Price U.S. High Yield ETF listed on Schedule A, and T. Rowe Price Associates, Inc., dated May 11, 2022 (electronically filed with Amendment No.11 dated July 15, 2022)

(d)(5)	Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price Core Equity ETF, T. Rowe Price Growth ETF, T. Rowe Price Value ETF, T. Rowe Price Small-Mid Cap ETF, and T. Rowe Price International Equity ETF listed on Schedule A, and T. Rowe Price Associates, Inc., dated December 5, 2022 (electronically filed with Amendment No. 13 dated December 16, 2022)

(d)(6)	Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Investment Management, Inc. with respect to each Fund set forth on Schedule 1, dated May 1, 2022, as amended May 11, 2022, February 2, 2023, May 10, 2023, October 24, 2024, and February 6, 2025

(d)(7)	Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to each Fund set forth on Schedule 1, dated May 1, 2022, as amended September 1, 2022, November 1, 2022, December 1, 2022, December 5, 2022, May 1, 2023, February 5, 2024, July 1, 2024, August 6, 2024, September 16, 2024, September 27, 2024, February 6, 2025, April 1, 2025, May 1, 2025, and July 29, 2025

(d)(8)	Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Australia Limited with respect to each Fund set forth on Schedule 1, dated November 1, 2023, as amended February 6, 2025 and March 31, 2025

(d)(9)	Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited with respect to each Fund set forth on Schedule 1, dated May 1, 2022, as amended August 1, 2022, September 27, 2024, February 6, 2025, March 31, 2025, April 1, 2025, May 1, 2025, May 7, 2025, and July 29, 2025

(d)(10)	Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. with respect to each Fund set forth on Schedule 1, dated May 1, 2022, as amended February 6, 2025, March 31, 2025, July 1, 2025, and July 29, 2025

(d)(11)	Amendment to Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., with respect to each Fund set forth on Schedule A, dated February 2, 2023 (electronically filed with Amendment No. 20 dated February 28, 2024)

(d)(12)	Amendment to Investment Management Agreement between Registrant and T. Rowe Price Associates Inc., with respect to each Fund set forth on Schedule A, dated February 5, 2024 (electronically filed with Amendment No. 21 dated April 23, 2024)

(d)(13)	Amendment to Investment Management Agreement between Registrant and T. Rowe Price Associates Inc., with respect to each Fund set forth on Schedule A, dated October 24, 2024 (electronically filed with Amendment No. 29 dated January 10, 2025)

(d)(14)	Amendment to Investment Management Agreement between Registrant and T. Rowe Price Associates Inc., with respect to each Fund set forth on Schedule A, dated February 6, 2025 (electronically filed with Amendment No. 34 dated April 30, 2025)

(d)(15)	Amendment to Investment Management Agreement between Registrant and T. Rowe Price Associates Inc., with respect to each Fund set forth on Schedule A, dated July 29, 2025 (electronically filed with Amendment No. 37 dated October 8, 2025)

(d)(16)	Amendment to Investment Management Agreement between Registrant and T. Rowe Price Associates Inc., with respect to each Fund set forth on Schedule A, dated November 5, 2025 (electronically filed with Amendment No. 39 dated December 22, 2025)

(e)(1)	Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. with respect to each Fund set forth on Schedule A, dated July 31, 2019, as amended July 24, 2023, February 5, 2024, May 8, 2024, October 24, 2024, February 6, 2025, and July 29, 2025 (electronically filed with Amendment No. 37 dated October 8, 2025)

(f)	Inapplicable

(g)	Custody Agreements

(g)(1)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated March 6, 2020, as amended April 28, 2021, July 15, 2021, July 4, 2022, January 30, 2023, April 12, 2023, April 3, 2024, July 18, 2024, December 13, 2024, March 27, 2025, and September 22, 2025

(h)	Other Agreements

(h)(1)	Transfer Agency and Service Agreement between State Street Bank and Trust Company and the Registrant, dated March 6, 2020, as amended April 28, 2021, July 15, 2021, July 4, 2022, January 30, 2023, April 12, 2023, April 3, 2024, July 18, 2024, December 13, 2024, March 27, 2025, and September 22, 2025

(h)(2)	Sub-Administration Agreement between State Street Bank and Trust Company and T. Rowe Price Associates, Inc., dated March 6, 2020, as amended April 28, 2021, July 15, 2021, July 4, 2022, January 30, 2023, April 12, 2023, April 3, 2024, July 18, 2024, December 13, 2024, March 27, 2025, and September 22, 2025

(h)(3)	Form of Authorized Participant Agreement to be used by T. Rowe Price Investment Services, Inc. (electronically filed with initial registration statement dated December 11, 2019)

(h)(4)	Amended and Restated Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated February 1, 2025, as amended February 6, 2025, March 31, 2025, and July 29, 2025

(h)(5)	Rule 12d1-4 Fund Of Funds Investment Agreement between the Advisors’ Inner Circle Fund and the Advisors’ Inner Circle Fund II, on behalf of the Acquiring Funds, and the T. Rowe Price Funds, on behalf of the Acquired Funds, listed on Schedule A, dated December 16, 2024, as amended October 1, 2025 (electronically filed with Amendment No. 39 dated December 22, 2025)

(h)(6)	Rule 12d1-4 Fund Of Funds Investment Agreement between JNL Series Trust on behalf of the Acquiring Funds, and the T. Rowe Price Funds, on behalf of the Acquired Funds, listed on Schedule A, as amended (electronically filed with Amendment No. 35 dated July 25, 2025)

(h)(7)	Rule 12d1-4 Fund Of Funds Investment Agreement between Voya Partners, Inc., on behalf of the Acquiring Funds, and the T. Rowe Price Funds, on behalf of the Acquired Funds, listed on Schedule A, dated April 5, 2025, as amended September 5, 2025 (electronically filed with Amendment No. 39 dated December 22, 2025)

(h)(8)	Management Fee Waiver Agreement between the Registrant, and T. Rowe Price Associates, Inc. dated July 28, 2025 (electronically filed with Amendment No. 37 dated October 8, 2025)

(h)(9)	Rule 12d1-4 Fund Of Funds Investment Agreement between BlackRock, on behalf of the Acquired Funds listed on Schedule B, and the T. Rowe Price Funds, on behalf of the Acquiring Funds, listed on Schedule A, dated January 14, 2026

(i)	Inapplicable

(j)	Other Opinions

(j)(1)	Consent of Independent Registered Public Accounting Firm

(j)(2)	Opinion of Counsel

(j)(3)	Power of Attorney

(k)	Inapplicable

(l)	Inapplicable

(m)(1)	Rule 12b-1 Plan for T. Rowe Price Active Core U.S. Equity ETF, T. Rowe Price Active Core International Equity ETF, T. Rowe Price Emerging Markets Equity Research ETF, T. Rowe Price Multi-Sector Income ETF, T. Rowe Price High Income Municipal ETF, T. Rowe Price Long Municipal Income ETF, T. Rowe Price Short Municipal Income ETF, and T. Rowe Price Innovation Leaders ETF dated July 28, 2025 (electronically filed with Amendment No. 36 dated August 1, 2025)

(n)	Inapplicable

(p)	Code of Ethics and Conduct, dated July 1, 2025

Item 29. Persons Controlled by or Under Common Control With Registrant

None

Item 30. Indemnification

The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. (“Manager”), and its subsidiaries and affiliates as listed in Item 31 of this Registration Statement and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant’s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a)       there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b)       in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

(i)              the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

(ii)             an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a)       the Indemnitee provides a security for his undertaking; or

(b)       the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c)       there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

(i)             a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

(ii)            an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Manager

T. Rowe Price Group, Inc. (T. Rowe Price Group), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide. T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S.- and foreign-registered investment companies, providing investment advice to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serving as adviser to private investment funds. Price Associates may delegate investment management responsibilities to T. Rowe Price Investment Management, Inc., T. Rowe International Ltd, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., T. Rowe Price Australia Limited, and/or T. Rowe Price Japan, Inc. (each hereinafter referred to as a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price Associates. Price Associates is registered with the Commodity Futures Trading Commission (CFTC) as a commodity pool operator and commodity trading adviser, and with the U.S. Securities and Exchange Commission (SEC) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Investment Management, Inc. (Price Investment Management), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 2020. Price Investment Management serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and provides investment management services to registered investment companies and other institutional investors. A Price Investment Adviser may delegate investment management responsibilities to Price Investment Management. Price Investment Management is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price International Ltd (Price International), a wholly owned subsidiary of Price Associates, was organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser and distributor to foreign collective investment schemes and is responsible for marketing and client servicing for Europe and the Middle East (EMEA) (ex-European Union (EU)). Price International serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and provides investment management services to registered investment companies and other institutional investors. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Australia Limited (Price Australia), a wholly owned subsidiary of Price International, was organized as an Australian public company limited by shares in 2017 and holds an Australian Financial Services License issued by the Australian Securities and Investments Commission (ASIC). Price Australia is responsible for marketing and servicing of clients based in Australia and New Zealand. Price Australia serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Australia may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Australia. Price Australia is the investment manager of the T. Rowe Price Australian Unit Trusts and is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Hong Kong also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong to carry out Type 1 (dealing in securities), Type 2 (dealing in futures contracts), Type 4 (advising on securities), and Type 9 (asset management) regulated activities and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Japan, Inc. (Price Japan), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and servicing of clients based in Japan. Price Japan serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency as a Financial Instruments Business Operator with permission to conduct investment management advisory businesses and Type II Financial Instruments Business and with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Singapore Private Ltd. (Price Singapore), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates. The business address for each is 1307 Point Street, Baltimore, MD 21231.

Glenn R. August, Director of T. Rowe Price Group. Mr. August has been a director of T. Rowe Price Group, a vice president, and an employee since 2021 and is a member of the firm’s Management Committee. He is the founder and chief executive officer of Oak Hill Advisors, L.P. (“OHA”), a $108 billion investment firm specializing in U.S. and European alternative credit, which was acquired by, and operates as a standalone business within, T. Rowe Price Group. Under his leadership, OHA has become a leading asset manager across multiple credit strategies, including private credit, high yield debt, leveraged loans, stressed and distressed debt and structured credit. Mr. August co-founded the predecessor investment firm to OHA in 1987 and took responsibility for the firm’s credit investment activities in 1990. He heads OHA’s global distressed investment business, chairs OHA’s Investment Strategy Committee and participates in several fund investment committees. Mr. August also is actively involved in relationship management across OHA’s global investor base. Mr. August earned a B.S. in industrial and labor relations from Cornell University and an M.B.A. from Harvard Business School, where he was a Baker Scholar. Prior to founding OHA, Mr. August worked at Morgan Stanley in New York and London. Mr. August has served on several corporate boards since 1987. Most recently, he served on the board of Lucid Group, Inc. from 2021 to 2024 and on the board of Claritev (fka MultiPlan, Inc.) from 2020 to 2024. His non-profit activities include serving on the board of Mount Sinai Medical Center, the Partnership for New York City and Horace Mann School. He is also a member of the Council on Foreign Relations. Mr. August brings to the T. Rowe Price Group Board deep expertise in alternative investments and valuable insight gained from decades of building and leading the OHA platform.

Mark S. Bartlett, Director of T. Rowe Price Group. Mr. Bartlett has been an independent director of T. Rowe Price Group since 2013 and serves as chair of the Audit Committee and as a member on the Executive Compensation and Management Development Committee. He was a partner at Ernst & Young, serving as managing partner of the firm’s Baltimore office and senior client service partner for the mid-Atlantic region. Mr. Bartlett began his career at Ernst & Young in 1972, serving until 2012, and has extensive experience in financial services, as well as other industries. Mr. Bartlett earned a B.S. in accounting from West Virginia University and attended the Executive Program at the Kellogg School of Business at Northwestern University. He also earned the designation of certified public accountant. Mr. Bartlett is a member of the board of directors, chair of the audit committee, and a member of the compensation committee of WillScot Mobile Mini Holdings Corp. He is also a member of the board of directors and a member of the audit committees of FTI Consulting, Inc., and Zurn Elkay Water Solutions Corp., and also serves as Zurn Elkay Water Solutions Corporation’s lead independent director. Mr. Bartlett offers the T. Rowe Price Group Board additional perspective on mergers and acquisitions, significant accounting and financial reporting experience as well as expertise in the accounting-related rules and regulations of the SEC from his experience as a partner of a multinational audit firm. He has extensive finance knowledge, with a broad range of experience in financing alternatives, including the sale of securities, debt offerings, and syndications.

William P. Donnelly, Director of T. Rowe Price Group. Mr. Donnelly has been an independent director of T. Rowe Price Group since 2023 and serves as a member on the Audit Committee and the Executive Compensation and Management Development Committee. Mr. Donnelly was the executive vice president responsible for finance, investor relations, supply chain and information technology for Mettler-Toledo International Inc., a leading global manufacturer of precision instruments and services for use in laboratories and manufacturing, when he retired in 2018 after more than 20 years. Previously, Mr. Donnelly served as chief financial officer of Elsag Bailey Process Automation, NV, and prior to that was an auditor with PricewaterhouseCoopers LLP. Mr. Donnelly earned a B.S. in business administration from John Carroll University. Mr. Donnelly is the lead independent director and a member of the board of directors for Ingersoll Rand, Inc., where he also serves as chair of the nominating and corporate governance committee and as a member of the audit committee. He is also chair of the board of directors of Quanterix Corporation. Mr. Donnelly brings to the T. Rowe Price Group Board substantial expertise with respect to the corporate finance, operations, information technology and mergers and acquisitions gained throughout his career as executive vice president and chief financial officer of a public company.

Dina Dublon, Director of T. Rowe Price Group. Ms. Dublon has been an independent director of T. Rowe Price Group since 2019 and serves as a member on the Audit Committee and the Executive Compensation and Management Development Committee. She was the executive vice president and chief financial officer of JPMorgan Chase & Co., a financial services company, from 1998 to 2004. Ms. Dublon previously held numerous positions at JPMorgan Chase & Co. and its predecessor companies, including corporate treasurer, managing director of the financial institutions’ division, and head of asset liability management. Ms. Dublon earned a B.A. in economics and mathematics from Hebrew University of Jerusalem and an M.S. from Carnegie Mellon University. Ms. Dublon has been a member of the board of directors of PepsiCo, Inc., since 2005, where she serves as a member of the sustainability and public policy committee and the compensation committee. She previously served as chair of the audit committee. She also serves as a member of the independent audit quality committee of Ernst & Young USA, since 2020, and is chair of the board of advisors of Columbia University’s Mailman School of Public Health. She also serves on the boards of the Hastings Center and Westchester Land Trust. From 2021 to 2023, Ms. Dublon served as a director of Motive Capital Corp. II; from 2020 to 2022, as a director of Motive Capital Corp.; from 2002 to 2017, as a director of Accenture PLC; from 2013 to 2018, as a director of Deutsche Bank AG; from 2005 to 2014, as a director of Microsoft Corporation; and from 1999 to 2002, as a director of Hartford Financial Services Group, Inc. She previously served on the faculty of Harvard Business School and on the boards of several nonprofit organizations, including the Women’s Refugee Commission and Global Fund for Women. Ms. Dublon brings to the T. Rowe Price Group Board significant governance experience from serving on the boards of global companies, accounting and financial reporting experience, as well as substantial expertise with respect to the financials sector, mergers and acquisitions, global markets, public policy, and corporate finance gained throughout her career in the financial services industry, particularly her role as executive vice president and chief financial officer of a major financial institution.

Allan C. Golston, Director of T. Rowe Price Group. Mr. Golston has been an independent director of T. Rowe Price Group since 2025 and serves as a member of the Audit Committee and as a member of the Executive Compensation and Management Development Committee. He is the president of the United States Program at the Gates Foundation, a private organization dedicated to advancing initiatives in education, global health, and community development. Prior to this role, he served as interim executive director of the Global Health Program and as chief financial and administrative officer at the Gates Foundation from 2005 to 2006 and 2000 to 2006, respectively. He also held senior finance positions at Swedish Health System and the University of Colorado Hospital and served as an auditor with KPMG from 1989-1991. Mr. Golston earned a B.S. in accounting from the University of Colorado and an M.S. in Business Administration from Seattle University. Mr. Golston is a member of the board of directors of Harley-Davidson and serves as a member of the audit and finance committee and as chair of the nominating and corporate governance committee. He also served on the board of directors of Stryker Corporation from January 2011 through May 2025. Mr. Golston brings to the T. Rowe Price Group Board significant governance experience from serving on boards of global companies, accounting and financial reporting experience, as well as substantial expertise with respect to the non-profit sector.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan has been an independent director of T. Rowe Price Group since 2010 and serves as chair of the Executive Compensation and Management Development Committee and as a member on the Audit Committee and Executive Committee. He is the non-executive chairman of Northleaf Capital Partners, an independent global private markets fund manager and advisor, and the non-executive chair of Magna International, a global manufacturer of auto parts. Mr. MacLellan served as chief investment officer of TD Bank Financial Group (TDBFG) from 2003 to 2009, where he was responsible for overseeing the management of investments for its Employee Pension Fund, The Toronto-Dominion Bank, TD Mutual Funds, and TD Capital Group. Earlier in his career, he was managing director of Lancaster Financial Holdings, a merchant banking group acquired by TDBFG in March 1995. Prior to that, Mr. MacLellan was vice president and director at McLeod Young Weir Limited (Scotia McLeod) and a member of the corporate finance department responsible for many corporate underwritings and financial advisory assignments. Mr. MacLellan earned a B.Com. from Carleton University and an M.B.A. from Harvard Business School. He also earned the designation of certified public accountant. Mr. MacLellan is the non-executive chair of the board of directors and a member of the technology committee of Magna International, Inc., a public company based in Aurora, Ontario. From 2012 to 2018, he was the chair of the board of Yellow Media, Inc., a public company based in Montreal. Mr. MacLellan brings substantial experience and perspective to the T. Rowe Price Group Board with respect to the financial services industry, particularly his expertise with respect to investment-related matters, including those relating to the mutual fund industry and the institutional management of investment funds, based on his tenure as chief investment officer of a major financial institution. He also brings an international perspective to the T. Rowe Price Group Board as well as significant accounting and financial reporting experience.

Eileen P. Rominger, Director of T. Rowe Price Group. Ms. Rominger has been an independent director of T. Rowe Price Group since 2021 and serves as chair of the Nominating and Corporate Governance Committee and as a member on the Executive Compensation and Management Development Committee. She was a senior advisor to CamberView Partners, LLC, a provider of investor-led advice for management and boards of public companies on shareholder engagement and corporate governance, from 2013 to 2018. Ms. Rominger also was the director of the Division of Investment Management at the U.S. Securities and Exchange Commission from 2011 to 2012 and was the global chief investment officer from 2008 to 2011 and a partner from 2004 to 2011 at Goldman Sachs Asset Management. She began her career in 1981 at Oppenheimer Capital, where she worked for 18 years as a securities analyst and then as an equity portfolio manager, serving as a managing director and a member of the executive committee. Ms. Rominger earned a B.A. in English from Fairfield University and an M.B.A. in finance from University of Pennsylvania, The Wharton School. Ms. Rominger served as a member of the board of directors of Swiss Re from 2018 to 2020 and served as a director on several of its subsidiaries until 2022. She previously served on the boards of directors of Permal Asset Management, Inc., a private company, from 2012 to 2013. Ms. Rominger brings a broad range of valuable leadership and investment management experience to the T. Rowe Price Group Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, regulatory policy, and women’s issues.

Robert W. Sharps, Director of T. Rowe Price Group. Mr. Sharps has been a director of T. Rowe Price Group since January 2022. He is the chair of the T. Rowe Price Group Board, chief executive officer and president of T. Rowe Price Group. He also chairs the company’s Executive, Management, and Management Compensation and Development Committees. Mr. Sharps has been with T. Rowe Price since 1997, beginning as an analyst specializing in financial services stocks, including banks, asset managers, and securities brokers, in the U.S. Equity Division. He was the lead portfolio manager of the Institutional Large-Cap Growth Equity Strategy for 15 years until 2016. In 2016, Mr. Sharps stepped down from portfolio management to assume an investment leadership position as co-head of Global Equity, at which time he joined the Management Committee. In 2017, he was named head of Investments and group chief investment officer from 2017 to 2021. In February 2021, Mr. Sharps became president of T. Rowe Price Group and then chief executive officer in January 2022. Prior to T. Rowe Price, he completed an internship as an equity research analyst at Wellington Management. Mr. Sharps also was employed by KPMG Peat Marwick as a senior management consultant, where he focused on corporate transactions, before leaving to pursue his M.B.A. in 1995. Rob earned a B.S., summa cum laude, in accounting from Towson University and an M.B.A. in finance from the University of Pennsylvania, The Wharton School. He also has earned the Chartered Financial Analyst® designation. During his portfolio management tenure, T. Rowe Price was twice named Large-Cap Growth Equity Manager of the Year by Institutional Investor magazine. Mr. Sharps currently serves on the Board of the Baltimore Curriculum Project and the Greater Washington Partnership and on the board of trustees for Bridges of Baltimore. He previously served on the St. Paul’s School board of trustees and was chair of the Investment Committee from July 2015 to June 2020. He also spent six years on Towson University’s College of Business and Economics alumni advisory board. Mr. Sharps brings to the T. Rowe Price Group Board insight into the critical investment component of T. Rowe Price Group’s business based on the leadership roles he has held in the Equity Division of Price Group and his 25-year career with the Company.

Cynthia Smith, Director of T. Rowe Price Group. Ms. Smith has been an independent director of T. Rowe Price Group since 2023 and serves as a member on the Audit Committee and the Executive Compensation and Management Development Committee. She is currently the chair and chief executive officer of Chariot Reinsurance, Ltd. (Chariot Re), a Bermuda-based Class E life and annuity reinsurance company. Prior to the appointment as chair and chief executive officer of Chariot Re, Ms. Smith led MetLife’s group benefits regional business and served on the MetLife finance leadership team. Her other senior roles across businesses and functions during more than 30 years at MetLife include strategy, finance, sales, service, delivery, underwriting, technology, and large-scale business transformation. Ms. Smith earned a B.A. in accounting from Aurora University and an M.B.A. with a concentration in information technology from Benedictine University. She is a certified management accountant and a graduate of the executive management program at Smith College. Ms. Smith previously served as a member of the boards of directors for Versant Health, a wholly owned subsidiary of MetLife, and Hyatt Legal Plans, Inc., which is also owned by MetLife. Ms. Smith brings to the T. Rowe Price Group Board a broad range of valuable financial management and investment management experience, along with a deep understanding of how investment products are distributed to clients. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, client experience and women’s issues.

Robert J. Stevens, Director of T. Rowe Price Group. Mr. Stevens has been an independent director of T. Rowe Price Group since 2019 and serves as a member on the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. He was the chairman, president, and chief executive officer of Lockheed Martin Corporation, an American aerospace, defense, arms, security, and advanced technologies company, from 2005 to 2012, and served as executive chairman in 2013. He also served as Lockheed Martin’s chief executive officer from August 2004 through 2012. Previously, Mr. Stevens held a variety of increasingly responsible executive positions with Lockheed Martin, including president and chief operating officer, chief financial officer, and head of strategic planning. Mr. Stevens earned a B.A. in psychology from Slippery Rock University of Pennsylvania, an M.S. in industrial engineering and management from the New York University Tandon School of Engineering, and an M.S. in business from Columbia University. Mr. Stevens serves on the board of directors of U.S. Steel. He also serves on the advisory board of the Marine Corps Scholarship Foundation and is a member of the Council on Foreign Relations. From 2002 to 2018, he was the lead independent director of Monsanto Corporation, where he also served as the chair of the nominating and corporate governance committee and a member of the audit committee. Mr. Stevens served as a director of United States Steel Corporation from 2015 to 2018, where he was on the corporate governance and public policy committee and the compensation and organization committee. Mr. Stevens brings to the T. Rowe Price Group Board significant executive management experience. He also adds additional perspective to the T. Rowe Price Group Board regarding financial matters, mergers and acquisitions, strategic leadership, and international operational experience based on his tenure as chief executive officer of a publicly traded, multinational corporation.

Richard R. Verma, Director of T. Rowe Price Group. Mr. Verma has been an independent director of T. Rowe Price Group since 2025 and serves as a member on the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. Mr. Verma is the chief administrative officer for Mastercard Incorporated, an American multinational financial services corporation, overseeing the company’s law, government affairs and policy, franchise, corporate security, and community and belonging functions since 2025. He is also a member of the company’s executive leadership team and management committee. Previously, he served as the deputy secretary of state for management and resources and acted as chief operating officer of the United States Department of State from 2023 to 2025, the general counsel and head of global public policy at Mastercard from 2020 to 2023, the vice chairman and a partner at The Asia Group from 2017 to 2020, and as United States Ambassador to India from 2014 to 2017. Mr. Verma was assistant secretary of state for legislative affairs from 2009 to 2011 and was senior national security advisor to the U.S. Senate majority leader from 2004 to 2007. He also was a partner and senior counselor with Steptoe & Johnson LLP, a global law firm, and is a U.S. Airforce veteran, who served as judge advocate during active duty. Mr. Verma holds a doctorate in international relations from Georgetown University; a law degree, cum laude, from American University; a master of law with distinction in international law from Georgetown University Law Center; and a bachelor of science from Lehigh University. He is a board member of the Ford Foundation and has previously served on the T. Rowe Price Board from 2018 until 2023. Mr. Verma brings substantial experience and a global perspective to our Board with respect to public policy, business, foreign and legislative affairs, strategic leadership, and corporate social responsibility.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg has been an independent director of T. Rowe Price Group since 2016 and serves as a member on the Audit Committee and on the Executive Compensation and Management Development Committee. She was an executive advisor to Aquiline Holdings LLC, a registered investment advisory firm from 2015 to early 2019, where she previously served as a partner and chief administrative officer from 2007 to 2014. Previously, Ms. Wijnberg served as the senior vice president and chief financial officer of Marsh McLennan Companies, Inc., and was treasurer and interim chief financial officer of YUM! Brands, Inc. Prior to that, she held financial positions with PepsiCo, Inc., and worked in investment banking at Morgan Stanley. In addition, from 2014 through 2015, Ms. Wijnberg was deputy head of mission for the Office of the Quartet, a development project under the auspices of the United Nations. Ms. Wijnberg earned a B.A. in English literature from the University of California, Los Angeles, and an M.B.A. from the University of Southern California’s Marshall School of Business. Ms. Wijnberg is a member of the board of directors, chair of the audit committee, and a member of the nominating and corporate governance committee of Automatic Data Processing, Inc. She is a member of the board of directors, chair of the audit committee, and a member of the finance and strategy committee of Cognizant Technology Solutions Corp. She is chairperson of the board of directors and a member of the nominating and corporate governance and audit, risk and compliance committees of Hippo Holdings Inc. From 2003 to 2016, Ms. Wijnberg served on the board of directors of Tyco International, PLC, and from 2007 to 2009, she served on the board of directors of TE Connectivity, Ltd. She is a trustee of the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg brings to the T. Rowe Price Group Board a global perspective along with substantial financials sector, corporate finance, and management experience based on her roles at Aquiline Capital Partners, Marsh McLellan, and YUM! Brands, Inc.

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson has been an independent director of T. Rowe Price Group since 2015 and serves as a member of the Executive Committee, the Executive Compensation and Management Development Committee, and the Nominating and Corporate Governance Committee and is also the lead independent director of the Board. He was executive chair of McCormick & Company, Inc., a global leader in flavor, seasonings and spices, and held many executive management roles, including chair, president, and chief executive officer from 2008 to 2016. Mr. Wilson earned a B.S. in communications from the University of Tennessee. He attended school on an ROTC scholarship and, following college, served as a U.S. Army captain, with tours in the United States, United Kingdom, and Germany. Mr. Wilson is a member of the board of directors of Smurfit Westrock Company and serves on the compensation and nominating and corporate governance committees. He also serves as chair for the University of Tennessee’s foundation, and serves on the investment advisory council. Mr. Wilson brings to the T. Rowe Price Group Board significant executive management experience, having led a publicly traded, multinational company. He also adds additional perspective regarding matters relating to general management, strategic leadership, and financial matters.

The following are directors or executive officers of T. Rowe Price Group and/or the investment advisers to the Price Funds:

Name	Company Name	Position Held With Company
Philippe Ayral	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Emma Beal	T. Rowe Price Group	Vice President
	Price International	Director
Vice President
Assistant Secretary
	Price Hong Kong	Vice President
	Price Singapore	Vice President
Nick Beecroft	T. Rowe Price Group	Vice President
	Price Australia	Director
Vice President
Oliver Bell	T. Rowe Price Group	Vice President
	Price International	Director
Vice President
Ted Carter	T. Rowe Price Group	Chief Risk Officer
Vice President
	Price Associates	Vice President
Tim Chamberlain	T. Rowe Price Group	Vice President
	Price Associates	Vice President
	Price Australia	Director
Vice President
	Price Singapore	Director
Elsie Chan	T. Rowe Price Group	Vice President
	Price International	Vice President
	Price Australia	Director
Vice President
	Price Hong Kong	Director
Vice President
Responsible Officer
	Price Japan	Director
	Price Singapore	Director
Riki Chao	T. Rowe Price Group	Vice President
	Price Australia	Chief Compliance Officer
	Price Hong Kong	Chief Compliance Officer
Vice President
	Price Japan	Chief Compliance Officer
Vice President
	Price Singapore	Chief Compliance Officer
George Chow	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Vice President
Responsible Officer
Carolyn Chu	T. Rowe Price Group	Vice President
	Price Hong Kong	Vice President
Responsible Officer
Jennifer Dardis	T. Rowe Price Group	Chief Financial Officer
Vice President
Treasurer
	Price Associates	Director
Vice President
	Price Investment Management	Director
Treasurer
Kuniaki Doi	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Savonne Ferguson	T. Rowe Price Group	Vice President
	Price Associates	Chief Compliance Officer
Vice President
	Price Investment Management	Chief Compliance Officer
Vice President

Name	Company Name	Position Held With Company
Darren Hall	T. Rowe Price Group	Vice President
	Price Australia	Director
Chair of the Board
Vice President
Naoyuki Honda	T. Rowe Price Group	Vice President
	Price Japan	Director
Chair of the Board
Company’s Representative
Vice President
Arif Husain	T. Rowe Price Group	Vice President
	Price International	Director
Vice President
Stephon Jackson	T. Rowe Price Group	Vice President
	Price Associates	Vice President
	Price Investment Management	Director
President
Louise Johnson	T. Rowe Price Group	Vice President
	Price International	Chief Compliance Officer
Vice President
	Price Hong Kong	Vice President
	Price Singapore	Vice President
Scott Keller	T. Rowe Price Group	Vice President
	Price International	Director
Chair of the Board
Chief Executive Officer
President
	Price Singapore	Vice President
Leonard Kwan	T. Rowe Price Group	Vice President
	Price Hong Kong	Vice President
Responsible Officer
Glen Lee	T. Rowe Price Group	Vice President
	Price Hong Kong	Responsible Officer
	Price Singapore	Director
Chief Executive Officer
Vice President
Yasuo Miyajima	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Sridhar Nishtala	T. Rowe Price Group	Vice President
	Price International	Vice President
	Price Singapore	Director
Chair of the Board
Vice President
David Oestreicher	T. Rowe Price Group	General Counsel
Vice President
Secretary
	Price Associates	Director
Vice President
Secretary
	Price Investment Management	Director
Secretary
	Price International	Vice President
Secretary
	Price Australia	Vice President
	Price Hong Kong	Vice President
	Price Japan	Vice President
	Price Singapore	Vice President
Rob Sharps	T. Rowe Price Group	Director
Chair of the Board
Chief Executive Officer
President
	Price Associates	Director
Chair of the Board
President
	Price Investment Management	Director
Chair of the Board

Name	Company Name	Position Held With Company
Wenting Shen	T. Rowe Price Group	Vice President
	Price Singapore	Director
Vice President
Kiyoko Takagi	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Denise E. Thomas	T. Rowe Price Group	Vice President
	Price International	Director
Vice President
Justin Thomson	T. Rowe Price Group	Vice President
	Price International	Vice President
	Price Hong Kong	Director
Christine To	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Vice President
Responsible Officer
Hillman Tong	T. Rowe Price Group	Vice President
	Price Hong Kong	Vice President
Responsible Officer
Eric Veiel	T. Rowe Price Group	Vice President
	Price Associates	Director
Vice President
Hiroshi Watanabe	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Ernest Yeung	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Chair of the Board
Vice President
Responsible Officer

Certain directors and officers of T. Rowe Price Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

Item 32. Principal Underwriters

(a)       The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the funds sponsored and managed by T. Rowe Price Associates, Inc., including the following investment companies:

T. Rowe Price All-Cap Opportunities Fund, Inc.
T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price Capital Appreciation Fund, Inc.
T. Rowe Price Communications & Technology Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Credit Opportunities Fund, Inc.
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Funds, Inc.
T. Rowe Price Equity Income Fund, Inc.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Exchange-Traded Funds, Inc.
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Fixed Income Series, Inc.
T. Rowe Price Floating Rate Fund, Inc.
T. Rowe Price Global Allocation Fund, Inc.

T. Rowe Price Global Funds, Inc.
T. Rowe Price Global Multi-Sector Bond Fund, Inc.
T. Rowe Price Global Real Estate Fund, Inc.
T. Rowe Price Global Technology Fund, Inc.
T. Rowe Price GNMA Fund, Inc.
T. Rowe Price Government Money Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price Index Trust, Inc.
T. Rowe Price Inflation Protected Bond Fund, Inc.
T. Rowe Price Institutional Income Funds, Inc.
T. Rowe Price Integrated Equity Funds, Inc.
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.
T. Rowe Price International Funds, Inc.
T. Rowe Price International Index Fund, Inc.
T. Rowe Price International Series, Inc.
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price Multi-Sector Account Portfolios, Inc.
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price QM U.S. Bond Index Fund, Inc.
T. Rowe Price Real Assets Fund, Inc.
T. Rowe Price Real Estate Fund, Inc.
T. Rowe Price Reserve Investment Funds, Inc.
T. Rowe Price Retirement Funds, Inc.
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Spectrum Fund, Inc.
T. Rowe Price Spectrum Funds II, Inc.
T. Rowe Price State Tax-Free Funds, Inc.
T. Rowe Price Summit Funds, Inc.
T. Rowe Price Summit Municipal Funds, Inc.
T. Rowe Price Tax-Efficient Funds, Inc.
T. Rowe Price Tax-Exempt Money Fund, Inc.
T. Rowe Price Tax-Free High Yield Fund, Inc.
T. Rowe Price Tax-Free Income Fund, Inc.
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
T. Rowe Price Total Return Fund, Inc.

T. Rowe Price U.S. Equity Research Fund, Inc.
T. Rowe Price U.S. Large-Cap Core Fund, Inc.
T. Rowe Price U.S. Treasury Funds, Inc.
T. Rowe Price Value Fund, Inc.

Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b)       The address of each of the directors and officers of Investment Services listed below is 1307 Point Street, Baltimore, Maryland 21231.

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Anne W. Brown	Director and Vice President	None
Timothy J. Coyne	Director	None
David Herr	Director	None
Phillip Korenman	Chair, Director, and President	None
Stephanie P. Mumford	Chief Compliance Officer and Vice President	None
Christopher C. Newman	Director and Vice President	None
Britton Nyce	Controller, Treasurer, and Vice President	None
Christine B. Akins	Vice President	None
Martin D. Allenbaugh	Vice President	None
Brent A. Andersen	Vice President	None
Lorraine J. Andrews	Vice President	None
Brendan C. Asaff	Vice President	None
Christopher P. Augelli	Vice President	None
Andrew L. Baird	Vice President	None
Kelsey E. Ballard	Vice President	None
Jason L. Bandel	Vice President	None
Michelle A. Baran	Vice President	None
Thomas E. Bauer	Vice President	None
Daniel F. Beadell	Vice President	None
Joshua M. Beaudette	Vice President	None
Brian T. Beckwith	Vice President	None
Ashley Beneski	Vice President	None
Javier Bermudez	Vice President	None
Sukhvinder K. Bhogal	Vice President	None
Bryan K. Blackmon	Vice President	None
Matthew W. Boren	Vice President	None
Kathy Brady	Vice President	None
Jaime M. Branstetter	Vice President	None
Martin P. Brown	Vice President	None
Christopher D. Browne	Vice President	None
Stacy M. Bryant	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Barbara J. Burdett	Vice President	None
Jeffrey A. Burns	Vice President	None
Russell Burns	Vice President	None
Jason N. Butler	Vice President	None
Adam Byard	Vice President	None
Jessica Calder	Vice President	None
Tegan Call	Vice President	None
Chris E. Carpenter	Vice President	None
David Chatterton	Vice President	None
John Claffey	Vice President	None
Kevin S. Clapper	Vice President	None
Basil Clarke	Vice President	None
Mark E. Clarke	Vice President	None
Adam I. Cohen	Vice President	None
Morgan Cook	Vice President	None
Roberta V. Cordova	Vice President	None
Peter Currie	Vice President	None
Martha B. Daniel	Vice President	None
Michael L. Davis	Vice President	None
Benjamin P. DeFelice	Vice President	None
Jared DeJong	Vice President	None
Patrick M. Delaney	Vice President	None
Peter A. DeLibro	Vice President	None
Noel Doiron	Vice President	None
Curtis A. Donald	Vice President	None
Mary H. Donovan	Vice President	None
Scott Dutcher	Vice President	None
Lorraine S. Eakin	Vice President	None
Joseph E. Edmonds	Vice President	None
John Eiler	Vice President	None
Dennis J. Elliott	Vice President	None
Chioma V. Eluma	Vice President	None
Rebecca A. English	Vice President	None
John H. Escario	Vice President	None
Richard E. Falcione	Vice President	None
Lauren B. Ferrara	Vice President	None
Brooks J. Fisher	Vice President	None
Derek W. Fisher	Vice President	None
Jeremy R. Flagg	Vice President	None
Adam Fletcher	Vice President	None
Mary L. Fletcher	Vice President	None
Jordan E. Ford	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Michael K. Fowler	Vice President	None
Michael S. Frank	Vice President	None
Daniel J. Funk	Vice President	None
Patrick Gilbert	Vice President	None
Douglas M. Greenstein	Vice President	None
Joshua J. Habeck	Vice President	None
Noel C. Hainsselin	Vice President	None
Jessica L. Hamamoto	Vice President	None
Jason E. Hammond	Vice President	None
Alex C. Hatfield	Vice President	None
Philip E. Hauser	Vice President	None
James C. Hebert	Vice President	None
David Herr	Vice President	None
Jeffrey J. Hill	Vice President	None
Todd Hiller	Vice President	None
Theodor Hogdahl	Vice President	None
Jason P. Horenci	Vice President	None
Jerome Hunter	Vice President	None
Jennifer L. Hunziker	Vice President	None
Robert C. Ihle	Vice President	None
Katrina Jacobs	Vice President	None
Melanie Jacobs	Vice President	None
Maria Jakobowski	Vice President	None
Jeffrey Jennes	Vice President	None
Charles E. Johnson	Vice President	None
Heidi C. Kaney	Vice President	None
John J. Keenan	Vice President	None
Tya M. Kelly	Vice President	None
Sean P. Kilcoyne	Vice President	None
Valerie A. Kohlenstein	Vice President	None
Jeffrey A. Krawczak	Vice President	None
Michael J. Kubik	Vice President	None
Jennifer Kulp	Vice President	None
Brian Lamar	Vice President	None
Christy H. Lausch	Vice President	None
Jonathan N. Lepore	Vice President	None
Joshua Levine	Vice President	None
Ryan M. Liberatore	Vice President	None
Daniel Little	Vice President	None
Cathryn A. Locke-O’Hara	Vice President	None
William J. Luecking	Vice President	None
Sean M. Lynch	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Benjamin W. Lythgoe	Vice President	None
Sean Mackley	Vice President	None
Mary G. MacPherson	Vice President	None
Vinnett M. Mason	Vice President	None
Claire Mateer	Vice President	None
Taylor L.B. Mayo	Vice President	None
Karen McCafferty	Vice President	None
Karan McClimans	Vice President	None
Michael A. McKenna	Vice President	None
Carey J. McKenzie	Vice President	None
Trevor B. McLeod	Vice President	None
Hector Mendez	Vice President	None
Eric Milano	Vice President	None
Sebastian J. Mitchell	Vice President	None
Brian Mitchum	Vice President	None
Dana P. Morgan	Vice President	None
Lauren L. Moser	Vice President	None
James Mugno	Vice President	None
Susan L. Nakai	Vice President	None
Christian Nesher	Vice President	None
Emily A. Neubauer	Vice President	None
William N. Nolan	Vice President	None
Michael J. Norton	Vice President	None
Kevin M. O’Brien	Vice President	None
David Oestreicher	Vice President and Secretary	Director and President (Principal Executive Officer)
Olutokunbo A. Ojo-Ade	Vice President	None
Laurette C. O’Malley	Vice President	None
Baris A. Ozuunlu	Vice President	None
Adrian M. Pawluk	Vice President	None
Anjanette T. Pena	Vice President	None
Giovanni Petronelli	Vice President	None
Paul J. Pfeiffer	Vice President	None
Samantha J. Pilon	Vice President	None
Cheryl M. Pipia	Vice President	None
Matthew Pisanelli	Vice President	None
Victor M. Pita	Vice President	None
Andrew Pizza	Vice President	None
Anthony D. Polichemi	Vice President	None
Fran M. Pollack-Matz	Vice President	Vice President and Secretary
Karen Pollock	Vice President	None
Brian R. Poole	Vice President	None
Matthew T. Pope	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Melvin G. Powell	Vice President	None
William Presley	Vice President	None
Jennifer J. Pyne	Vice President	None
Katherine K. Quillen	Vice President	None
Alexander Rabiychuk	Vice President	None
John K. Ramirez	Vice President	None
Meara R. Ranadive	Vice President	None
Seamus A. Ray	Vice President	None
Shawn D. Reagan	Vice President	None
Andrew Redding	Vice President	None
Adam Reever	Vice President	None
Stuart L. Ritter	Vice President	None
Erik C. Ronne	Vice President	None
Mary H. Roosevelt Long	Vice President	None
Dawn J. Rorai	Vice President	None
Brett A. Round	Vice President	None
Megan K. Rumney	Vice President	None
Shawn A. Sacchetti	Vice President	None
Jacob Santore	Vice President	None
Aaron Sauro	Vice President	None
Kevin C. Savage	Vice President	None
Dorothy C. Sawyer	Vice President	None
Michael R. Saylor	Vice President	None
Mark A. Scarborough	Vice President	None
Jennifer L. Schmidt	Vice President	None
Richard M. Schultz	Vice President	None
Heather L. H. Seabeck	Vice President	None
Rania B. Selfani	Vice President	None
Amelia R. Seman	Vice President	None
Brandon Shea	Vice President	None
Karen M. Sheehan	Vice President	None
Nicholas A. Sheppard	Vice President	None
Jae M. Shin	Vice President	None
Garrett S. Siperko	Vice President	None
Robert A. Skaare	Vice President	None
Kristin M. Slade	Vice President	None
Danielle N. Smith	Vice President	None
Craig J. St. Thomas	Vice President	None
Danielle Suess	Vice President	None
Jill M. Talbott	Vice President	None
Daniel Tambellini	Vice President	None
Nathan G. Tawes	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Christopher Theall	Vice President	None
Joy A. Thomas	Vice President	None
Christopher N. Thuku	Vice President	None
Alan P. Valenca	Vice President	None
Bryan W. Venable	Vice President	None
J. Tyler Venditti	Vice President	None
Benjamin Vidmar	Vice President	None
Susanne P. Voelker	Vice President	None
Eric P. Wagner	Vice President	None
Joseph J. Walsh	Vice President	None
David Weeks	Vice President	None
Paula A. Wendt	Vice President	None
Mark P. Whiskeyman	Vice President	None
Timothy M. White	Vice President	None
Mary E. Whiteman	Vice President	None
Jennifer L. Whitman	Vice President	None
Jonathan Wilkinson	Vice President	None
Mary G. Williams	Vice President	None
Andrew M. Winn	Vice President	None
Barrett D. Wragg	Vice President	None
Lea B. Wray	Vice President	None
Kimberly L. Young	Vice President	None
Kelly L. Zimmerman	Vice President	None
David A. Zincon	Vice President	None
Kimberly Zook	Vice President	None
James Zurad	Vice President	None
Robert P. McDavid	AML Officer	Vice President and AML Officer
Kimberly S. Abramshe	Assistant Vice President	None
Tracy Aguilar	Assistant Vice President	None
Matthew M. Baarts	Assistant Vice President	None
Chad L. Baker	Assistant Vice President	None
Chad M. Berman	Assistant Vice President	None
Andrew Bossi	Assistant Vice President	None
Cheryl A. Brenza	Assistant Vice President	None
Jennifer M. Broiles	Assistant Vice President	None
Ben Brown	Assistant Vice President	None
Lewis J. Brown	Assistant Vice President	None
Michael P. Bruno	Assistant Vice President	None
Jason Bruns	Assistant Vice President	None
Danica M. Campbell	Assistant Vice President	None
Brandon D. Carroll	Assistant Vice President	None
Adrianna F. Caulder	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Kyle Cheadle	Assistant Vice President	None
Kathryn Corcoran	Assistant Vice President	None
Linnea C. Cullings	Assistant Vice President	None
Alex Davis	Assistant Vice President	None
Paul DeNicola	Assistant Vice President	None
Liz Deppe	Assistant Vice President	None
Zeyn Desai	Assistant Vice President	None
Alexander T. Eichler	Assistant Vice President	None
Adam Elliott	Assistant Vice President	None
Craig Elliott	Assistant Vice President	None
Daniel A. Everett	Assistant Vice President	None
Robin Feil	Assistant Vice President	None
Sean L. Flaherty	Assistant Vice President	None
Joanna Frank	Assistant Vice President	None
Alana Gaither	Assistant Vice President	None
Omar A. Gerrero	Assistant Vice President	None
David M. Gilliam	Assistant Vice President	None
Tracy L. Hagan	Assistant Vice President	None
Kerre Heath	Assistant Vice President	None
Sylvia L. Helfrich	Assistant Vice President	None
Joel R. Helzer	Assistant Vice President	None
Robert Hill	Assistant Vice President	None
Wayne G. Ho	Assistant Vice President	None
Erin M. Hogan	Assistant Vice President	None
Charles Hogue	Assistant Vice President	None
Keith Holmes	Assistant Vice President	None
Scott J. Honea	Assistant Vice President	None
Jackson R. W. Houbolt	Assistant Vice President	None
Conny Ihearahu	Assistant Vice President	None
Tahirah Jackson	Assistant Vice President	None
Shane N. Jaeger	Assistant Vice President	None
Evelyn Johnson	Assistant Vice President	None
Joseph S. Killion	Assistant Vice President	None
Robert Krauk	Assistant Vice President	None
Danielle Lacey	Assistant Vice President	None
Luke E. Land	Assistant Vice President	None
Patricia E. Langley	Assistant Vice President	None
Nathaniel K. Lohrmann	Assistant Vice President	None
Kristin Lowcher	Assistant Vice President	None
MariaCarla Lurz	Assistant Vice President	None
Michael R. Manning	Assistant Vice President	None
Brianna M. Martin	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Bridgette M. Mathias	Assistant Vice President	None
Jordan T. McLain	Assistant Vice President	None
Tierra McLain	Assistant Vice President	None
Matthew McMenamin	Assistant Vice President	None
Kristina R. Meisner	Assistant Vice President	None
Stephen A. Mezzei	Assistant Vice President	None
Daniel J. Nelson	Assistant Vice President	None
Peter Nguyen	Assistant Vice President	None
Andrew B. O’Cain	Assistant Vice President	None
Jennifer L. O’Grady	Assistant Vice President	None
Michael S. Olshefski	Assistant Vice President	None
Mikki L. Oxford	Assistant Vice President	None
Stephanie Pack	Assistant Vice President	None
Kira Pancotti	Assistant Vice President	None
Joshua A. Pape	Assistant Vice President	None
Nathan H. Pfeiffer	Assistant Vice President	None
Cynthia Ramirez	Assistant Vice President	None
Ryan S. Reese	Assistant Vice President	None
Billy K. Repp-Maxwell	Assistant Vice President	None
Vikas Rishi	Assistant Vice President	None
Dorothy Rostkowski	Assistant Vice President	None
Sergio Ruiz	Assistant Vice President	None
Katherine G. Shaffer	Assistant Vice President	None
Gabriel B. Stull	Assistant Vice President	None
Jennifer L. Suess	Assistant Vice President	None
Ryan Taylor	Assistant Vice President	None
Lindsay F. Theodore	Assistant Vice President	None
Andrew I. Thompson	Assistant Vice President	None
Molly K. Tjaden	Assistant Vice President	None
Sergio Valente	Assistant Vice President	None
Eric Young	Assistant Vice President	None
Jacob R. Ziegler	Assistant Vice President	None
Michael P. Zinn	Assistant Vice President	None
Cheryl L. Emory	Assistant Secretary	Assistant Secretary
Kathryn L. Reilly	Assistant Secretary	None
Melissa Warren	Assistant Secretary	None

(c)       Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds.

Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 1307 Point Street, Baltimore, Maryland 21231, 1735 Market Street, Philadelphia, Pennsylvania 19103, and 103 Bellevue Parkway, Wilmington, Delaware 19809. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company’s Service Center (State Street South), One Lincoln Street, Boston, Massachusetts 02111.

Item 34. Management Services

Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

Item 35. Undertakings

(a)       Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this February 25, 2026.

T. Rowe Price Exchange-Traded Funds, Inc.

/s/ David Oestreicher
By:	David Oestreicher
Director and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ David Oestreicher	Director and President	February 25, 2026
David Oestreicher	(Principal Executive Officer)

/s/ Alan S. Dupski	Treasurer and Vice President	February 25, 2026
Alan S. Dupski	(Principal Financial Officer
and Principal Accounting Officer)
*
Teresa Bryce Bazemore	Director	February 25, 2026

*
Melody Bianchetto	Director	February 25, 2026

*
Bruce W. Duncan	Director	February 25, 2026

*
Robert J. Gerrard, Jr.	Chairman of the Board	February 25, 2026
and Director
*
Paul F. McBride	Director	February 25, 2026

/s/ Eric L. Veiel	Director	February 25, 2026
Eric L. Veiel

*
Kellye L. Walker	Director	February 25, 2026

*/s/ David Oestreicher	Attorney-In-Fact	February 25, 2026
David Oestreicher